UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 6 of its series: Allspring Disciplined U.S. Core Fund, Allspring Growth Fund, Allspring Large Cap Core Fund, Allspring Large Cap Growth Fund, Allspring Premier Large Company Growth Fund, and Allspring Special Large Cap Value Fund.

Date of reporting period: July 31, 2026

ITEM 1. REPORT TO STOCKHOLDERS

Annual Shareholder Report

Special Large Cap Value Fund

July 31, 2026

Administrator Class

EIVDX

This annual shareholder report contains important information about Special Large Cap Value Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$77	0.71%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, driven by stock selection in information technology (IT). Investors’ narrow focus around artificial intelligence (AI) and preference for the more commoditized IT hardware and semiconductor stocks caused headwinds for our process, which focuses on companies with durable asset bases and sustainable free cash flow through a full cycle. We believe we can get better long-term returns through holdings that we expect to benefit from the surge in demand from the data center buildout and are positioned to profit as the AI cycle matures.

The Fund made minor changes to sector allocation, with an increase in IT while reducing exposure to financials. Alphabet, Inc., the parent of Google, was a large contributor. Management continues to invest in all layers of the cloud stack, which we expect to lead to significant return on invested capital. The largest detractor was Microsoft Corp. Despite continued momentum across Azure, AI workloads, and Copilot adoption, investor focus shifted toward elevated capital expenditure requirements, the pace of near-term margin expansion, and concerns over the terminal value of software.

Total return based on a $10,000 investment

Table Summary
	Administrator Class	Russell 1000® Value Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$10,064	$10,077	$10,026
9/30/2016	$10,096	$10,056	$10,041
10/31/2016	$9,896	$9,900	$9,824
11/30/2016	$10,288	$10,466	$10,264
12/31/2016	$10,460	$10,727	$10,464
1/31/2017	$10,598	$10,804	$10,661
2/28/2017	$10,865	$11,192	$11,057
3/31/2017	$10,874	$11,078	$11,065
4/30/2017	$10,909	$11,057	$11,182
5/31/2017	$11,004	$11,047	$11,297
6/30/2017	$11,064	$11,227	$11,399
7/31/2017	$11,366	$11,376	$11,614
8/31/2017	$11,237	$11,244	$11,636
9/30/2017	$11,470	$11,577	$11,920
10/31/2017	$11,582	$11,661	$12,180
11/30/2017	$11,944	$12,018	$12,550
12/31/2017	$12,118	$12,193	$12,675
1/31/2018	$12,801	$12,665	$13,343
2/28/2018	$12,165	$12,060	$12,851
3/31/2018	$11,922	$11,848	$12,593
4/30/2018	$12,034	$11,887	$12,641
5/31/2018	$12,137	$11,958	$12,998
6/30/2018	$12,296	$11,987	$13,083
7/31/2018	$12,801	$12,462	$13,517
8/31/2018	$13,035	$12,646	$13,992
9/30/2018	$13,138	$12,671	$14,015
10/31/2018	$12,427	$12,015	$12,983
11/30/2018	$12,801	$12,373	$13,243
12/31/2018	$11,449	$11,185	$12,011
1/31/2019	$12,391	$12,056	$13,042
2/28/2019	$12,816	$12,441	$13,500
3/31/2019	$12,968	$12,520	$13,697
4/30/2019	$13,595	$12,964	$14,244
5/31/2019	$12,826	$12,131	$13,323
6/30/2019	$13,697	$13,002	$14,258
7/31/2019	$13,980	$13,109	$14,470
8/31/2019	$13,636	$12,724	$14,175
9/30/2019	$14,132	$13,178	$14,424
10/31/2019	$14,203	$13,362	$14,735
11/30/2019	$14,689	$13,775	$15,295
12/31/2019	$15,177	$14,154	$15,736
1/31/2020	$14,697	$13,850	$15,719
2/29/2020	$13,266	$12,508	$14,432
3/31/2020	$11,299	$10,371	$12,447
4/30/2020	$12,462	$11,537	$14,096
5/31/2020	$12,886	$11,932	$14,850
6/30/2020	$12,976	$11,853	$15,189
7/31/2020	$13,400	$12,321	$16,052
8/31/2020	$13,948	$12,831	$17,215
9/30/2020	$13,501	$12,516	$16,588
10/31/2020	$13,222	$12,351	$16,230
11/30/2020	$14,898	$14,012	$18,204
12/31/2020	$15,364	$14,550	$19,023
1/31/2021	$15,024	$14,416	$18,939
2/28/2021	$15,760	$15,288	$19,531
3/31/2021	$16,892	$16,187	$20,231
4/30/2021	$17,549	$16,835	$21,273
5/31/2021	$17,877	$17,228	$21,371
6/30/2021	$17,719	$17,030	$21,898
7/31/2021	$17,922	$17,166	$22,268
8/31/2021	$18,205	$17,507	$22,903
9/30/2021	$17,707	$16,898	$21,875
10/31/2021	$18,817	$17,756	$23,355
11/30/2021	$18,160	$17,130	$22,999
12/31/2021	$19,046	$18,210	$23,905
1/31/2022	$18,527	$17,786	$22,498
2/28/2022	$18,105	$17,580	$21,932
3/31/2022	$18,405	$18,076	$22,643
4/30/2022	$17,177	$17,057	$20,611
5/31/2022	$17,436	$17,388	$20,583
6/30/2022	$15,772	$15,869	$18,861
7/31/2022	$17,013	$16,921	$20,631
8/31/2022	$16,686	$16,417	$19,861
9/30/2022	$15,390	$14,977	$18,019
10/31/2022	$17,313	$16,513	$19,497
11/30/2022	$18,473	$17,545	$20,515
12/31/2022	$17,830	$16,838	$19,313
1/31/2023	$18,513	$17,710	$20,644
2/28/2023	$17,830	$17,086	$20,161
3/31/2023	$17,637	$17,007	$20,700
4/30/2023	$18,186	$17,263	$20,921
5/31/2023	$17,741	$16,598	$21,002
6/30/2023	$18,959	$17,700	$22,436
7/31/2023	$19,449	$18,323	$23,240
8/31/2023	$19,048	$17,828	$22,792
9/30/2023	$18,365	$17,140	$21,706
10/31/2023	$18,053	$16,535	$21,131
11/30/2023	$19,018	$17,783	$23,101
12/31/2023	$20,279	$18,768	$24,326
1/31/2024	$20,493	$18,787	$24,596
2/29/2024	$21,150	$19,480	$25,927
3/31/2024	$22,297	$20,454	$26,764
4/30/2024	$21,502	$19,581	$25,586
5/31/2024	$22,328	$20,201	$26,795
6/30/2024	$22,328	$20,011	$27,625
7/31/2024	$23,399	$21,034	$28,138
8/31/2024	$24,301	$21,598	$28,751
9/30/2024	$24,286	$21,898	$29,345
10/31/2024	$23,980	$21,657	$29,130
11/30/2024	$25,111	$23,040	$31,068
12/31/2024	$23,661	$21,464	$30,118
1/31/2025	$24,802	$22,458	$31,069
2/28/2025	$24,736	$22,549	$30,473
3/31/2025	$24,091	$21,923	$28,696
4/30/2025	$23,793	$21,255	$28,503
5/31/2025	$24,719	$22,001	$30,310
6/30/2025	$25,645	$22,753	$31,850
7/31/2025	$25,761	$22,884	$32,551
8/31/2025	$26,819	$23,613	$33,305
9/30/2025	$26,918	$23,966	$34,454
10/31/2025	$26,687	$24,072	$35,193
11/30/2025	$27,464	$24,711	$35,289
12/31/2025	$27,588	$24,879	$35,282
1/31/2026	$28,645	$26,014	$35,829
2/28/2026	$29,437	$26,689	$35,659
3/31/2026	$27,411	$25,401	$33,886
4/30/2026	$29,279	$27,473	$37,343
5/31/2026	$29,191	$28,282	$39,235
6/30/2026	$29,561	$28,917	$39,115
7/31/2026	$30,265	$30,022	$38,932

Special Large Cap Value Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Administrator Class	17.49	11.05	11.71
Russell 1000® Value Index	31.19	11.83	11.62
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,035,255,436
# of portfolio holdings	44
Portfolio turnover rate	73%
Total advisory fees paid	$7,182,799

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	17.3
Financials	16.6
Industrials	15.0
Health care	12.6
Consumer discretionary	11.7
Consumer staples	6.0
Energy	5.8
Materials	4.2
Real estate	3.9
Utilities	3.8
Communication services	3.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Amazon.com, Inc.	8.0
Apple, Inc.	4.3
Microsoft Corp.	3.8
NextEra Energy, Inc.	3.8
Canadian Pacific Kansas City Ltd.	3.6
Berkshire Hathaway, Inc. Class B	3.6
Capital One Financial Corp.	3.4
Eaton Corp. PLC	3.2
Labcorp Holdings, Inc.	3.2
Alphabet, Inc. Class C	3.1

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3750 07-26

Annual Shareholder Report

Special Large Cap Value Fund

July 31, 2026

Class A

EIVAX

This annual shareholder report contains important information about Special Large Cap Value Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$88	0.81%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, driven by stock selection in information technology (IT). Investors’ narrow focus around artificial intelligence (AI) and preference for the more commoditized IT hardware and semiconductor stocks caused headwinds for our process, which focuses on companies with durable asset bases and sustainable free cash flow through a full cycle. We believe we can get better long-term returns through holdings that we expect to benefit from the surge in demand from the data center buildout and are positioned to profit as the AI cycle matures.

The Fund made minor changes to sector allocation, with an increase in IT while reducing exposure to financials. Alphabet, Inc., the parent of Google, was a large contributor. Management continues to invest in all layers of the cloud stack, which we expect to lead to significant return on invested capital. The largest detractor was Microsoft Corp. Despite continued momentum across Azure, AI workloads, and Copilot adoption, investor focus shifted toward elevated capital expenditure requirements, the pace of near-term margin expansion, and concerns over the terminal value of software.

Total return based on a $10,000 investment

Table Summary
	Class A with Load	Russell 1000® Value Index	Russell 3000® Index
7/31/2016	$9,425	$10,000	$10,000
8/31/2016	$9,488	$10,077	$10,026
9/30/2016	$9,511	$10,056	$10,041
10/31/2016	$9,323	$9,900	$9,824
11/30/2016	$9,684	$10,466	$10,264
12/31/2016	$9,849	$10,727	$10,464
1/31/2017	$9,985	$10,804	$10,661
2/28/2017	$10,231	$11,192	$11,057
3/31/2017	$10,239	$11,078	$11,065
4/30/2017	$10,265	$11,057	$11,182
5/31/2017	$10,358	$11,047	$11,297
6/30/2017	$10,418	$11,227	$11,399
7/31/2017	$10,698	$11,376	$11,614
8/31/2017	$10,570	$11,244	$11,636
9/30/2017	$10,791	$11,577	$11,920
10/31/2017	$10,893	$11,661	$12,180
11/30/2017	$11,232	$12,018	$12,550
12/31/2017	$11,391	$12,193	$12,675
1/31/2018	$12,036	$12,665	$13,343
2/28/2018	$11,437	$12,060	$12,851
3/31/2018	$11,207	$11,848	$12,593
4/30/2018	$11,308	$11,887	$12,641
5/31/2018	$11,409	$11,958	$12,998
6/30/2018	$11,548	$11,987	$13,083
7/31/2018	$12,027	$12,462	$13,517
8/31/2018	$12,239	$12,646	$13,992
9/30/2018	$12,340	$12,671	$14,015
10/31/2018	$11,667	$12,015	$12,983
11/30/2018	$12,018	$12,373	$13,243
12/31/2018	$10,746	$11,185	$12,011
1/31/2019	$11,624	$12,056	$13,042
2/28/2019	$12,034	$12,441	$13,500
3/31/2019	$12,174	$12,520	$13,697
4/30/2019	$12,763	$12,964	$14,244
5/31/2019	$12,034	$12,131	$13,323
6/30/2019	$12,853	$13,002	$14,258
7/31/2019	$13,112	$13,109	$14,470
8/31/2019	$12,783	$12,724	$14,175
9/30/2019	$13,252	$13,178	$14,424
10/31/2019	$13,312	$13,362	$14,735
11/30/2019	$13,772	$13,775	$15,295
12/31/2019	$14,226	$14,154	$15,736
1/31/2020	$13,772	$13,850	$15,719
2/29/2020	$12,434	$12,508	$14,432
3/31/2020	$10,586	$10,371	$12,447
4/30/2020	$11,670	$11,537	$14,096
5/31/2020	$12,069	$11,932	$14,850
6/30/2020	$12,157	$11,853	$15,189
7/31/2020	$12,555	$12,321	$16,052
8/31/2020	$13,064	$12,831	$17,215
9/30/2020	$12,633	$12,516	$16,588
10/31/2020	$12,378	$12,351	$16,230
11/30/2020	$13,949	$14,012	$18,204
12/31/2020	$14,377	$14,550	$19,023
1/31/2021	$14,052	$14,416	$18,939
2/28/2021	$14,746	$15,288	$19,531
3/31/2021	$15,798	$16,187	$20,231
4/30/2021	$16,402	$16,835	$21,273
5/31/2021	$16,715	$17,228	$21,371
6/30/2021	$16,559	$17,030	$21,898
7/31/2021	$16,760	$17,166	$22,268
8/31/2021	$17,017	$17,507	$22,903
9/30/2021	$16,547	$16,898	$21,875
10/31/2021	$17,577	$17,756	$23,355
11/30/2021	$16,961	$17,130	$22,999
12/31/2021	$17,793	$18,210	$23,905
1/31/2022	$17,303	$17,786	$22,498
2/28/2022	$16,908	$17,580	$21,932
3/31/2022	$17,181	$18,076	$22,643
4/30/2022	$16,037	$17,057	$20,611
5/31/2022	$16,282	$17,388	$20,583
6/30/2022	$14,730	$15,869	$18,861
7/31/2022	$15,874	$16,921	$20,631
8/31/2022	$15,561	$16,417	$19,861
9/30/2022	$14,363	$14,977	$18,019
10/31/2022	$16,146	$16,513	$19,497
11/30/2022	$17,222	$17,545	$20,515
12/31/2022	$16,621	$16,838	$19,313
1/31/2023	$17,260	$17,710	$20,644
2/28/2023	$16,621	$17,086	$20,161
3/31/2023	$16,442	$17,007	$20,700
4/30/2023	$16,948	$17,263	$20,921
5/31/2023	$16,531	$16,598	$21,002
6/30/2023	$17,662	$17,700	$22,436
7/31/2023	$18,123	$18,323	$23,240
8/31/2023	$17,736	$17,828	$22,792
9/30/2023	$17,112	$17,140	$21,706
10/31/2023	$16,799	$16,535	$21,131
11/30/2023	$17,707	$17,783	$23,101
12/31/2023	$18,879	$18,768	$24,326
1/31/2024	$19,078	$18,787	$24,596
2/29/2024	$19,691	$19,480	$25,927
3/31/2024	$20,747	$20,454	$26,764
4/30/2024	$20,012	$19,581	$25,586
5/31/2024	$20,778	$20,201	$26,795
6/30/2024	$20,763	$20,011	$27,625
7/31/2024	$21,758	$21,034	$28,138
8/31/2024	$22,600	$21,598	$28,751
9/30/2024	$22,585	$21,898	$29,345
10/31/2024	$22,294	$21,657	$29,130
11/30/2024	$23,350	$23,040	$31,068
12/31/2024	$22,007	$21,464	$30,118
1/31/2025	$23,072	$22,458	$31,069
2/28/2025	$22,989	$22,549	$30,473
3/31/2025	$22,406	$21,923	$28,696
4/30/2025	$22,106	$21,255	$28,503
5/31/2025	$22,972	$22,001	$30,310
6/30/2025	$23,821	$22,753	$31,850
7/31/2025	$23,921	$22,884	$32,551
8/31/2025	$24,920	$23,613	$33,305
9/30/2025	$25,003	$23,966	$34,454
10/31/2025	$24,787	$24,072	$35,193
11/30/2025	$25,519	$24,711	$35,289
12/31/2025	$25,627	$24,879	$35,282
1/31/2026	$26,590	$26,014	$35,829
2/28/2026	$27,320	$26,689	$35,659
3/31/2026	$25,467	$25,401	$33,886
4/30/2026	$27,178	$27,473	$37,343
5/31/2026	$27,089	$28,282	$39,235
6/30/2026	$27,445	$28,917	$39,115
7/31/2026	$28,087	$30,022	$38,932

Special Large Cap Value Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	17.41	10.88	11.54
Class A with Load	10.66	9.57	10.88
Russell 1000® Value Index	31.19	11.83	11.62
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,035,255,436
# of portfolio holdings	44
Portfolio turnover rate	73%
Total advisory fees paid	$7,182,799

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	17.3
Financials	16.6
Industrials	15.0
Health care	12.6
Consumer discretionary	11.7
Consumer staples	6.0
Energy	5.8
Materials	4.2
Real estate	3.9
Utilities	3.8
Communication services	3.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Amazon.com, Inc.	8.0
Apple, Inc.	4.3
Microsoft Corp.	3.8
NextEra Energy, Inc.	3.8
Canadian Pacific Kansas City Ltd.	3.6
Berkshire Hathaway, Inc. Class B	3.6
Capital One Financial Corp.	3.4
Eaton Corp. PLC	3.2
Labcorp Holdings, Inc.	3.2
Alphabet, Inc. Class C	3.1

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4302 07-26

Annual Shareholder Report

Special Large Cap Value Fund

July 31, 2026

Institutional Class

EIVIX

This annual shareholder report contains important information about Special Large Cap Value Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$54	0.50%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, driven by stock selection in information technology (IT). Investors’ narrow focus around artificial intelligence (AI) and preference for the more commoditized IT hardware and semiconductor stocks caused headwinds for our process, which focuses on companies with durable asset bases and sustainable free cash flow through a full cycle. We believe we can get better long-term returns through holdings that we expect to benefit from the surge in demand from the data center buildout and are positioned to profit as the AI cycle matures.

The Fund made minor changes to sector allocation, with an increase in IT while reducing exposure to financials. Alphabet, Inc., the parent of Google, was a large contributor. Management continues to invest in all layers of the cloud stack, which we expect to lead to significant return on invested capital. The largest detractor was Microsoft Corp. Despite continued momentum across Azure, AI workloads, and Copilot adoption, investor focus shifted toward elevated capital expenditure requirements, the pace of near-term margin expansion, and concerns over the terminal value of software.

Total return based on a $10,000 investment

Table Summary
	Institutional Class	Russell 1000® Value Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$10,066	$10,077	$10,026
9/30/2016	$10,099	$10,056	$10,041
10/31/2016	$9,901	$9,900	$9,824
11/30/2016	$10,290	$10,466	$10,264
12/31/2016	$10,463	$10,727	$10,464
1/31/2017	$10,607	$10,804	$10,661
2/28/2017	$10,885	$11,192	$11,057
3/31/2017	$10,894	$11,078	$11,065
4/30/2017	$10,921	$11,057	$11,182
5/31/2017	$11,020	$11,047	$11,297
6/30/2017	$11,092	$11,227	$11,399
7/31/2017	$11,388	$11,376	$11,614
8/31/2017	$11,262	$11,244	$11,636
9/30/2017	$11,496	$11,577	$11,920
10/31/2017	$11,613	$11,661	$12,180
11/30/2017	$11,981	$12,018	$12,550
12/31/2017	$12,159	$12,193	$12,675
1/31/2018	$12,845	$12,665	$13,343
2/28/2018	$12,208	$12,060	$12,851
3/31/2018	$11,964	$11,848	$12,593
4/30/2018	$12,081	$11,887	$12,641
5/31/2018	$12,189	$11,958	$12,998
6/30/2018	$12,345	$11,987	$13,083
7/31/2018	$12,864	$12,462	$13,517
8/31/2018	$13,099	$12,646	$13,992
9/30/2018	$13,197	$12,671	$14,015
10/31/2018	$12,492	$12,015	$12,983
11/30/2018	$12,874	$12,373	$13,243
12/31/2018	$11,512	$11,185	$12,011
1/31/2019	$12,460	$12,056	$13,042
2/28/2019	$12,897	$12,441	$13,500
3/31/2019	$13,057	$12,520	$13,697
4/30/2019	$13,685	$12,964	$14,244
5/31/2019	$12,918	$12,131	$13,323
6/30/2019	$13,791	$13,002	$14,258
7/31/2019	$14,079	$13,109	$14,470
8/31/2019	$13,727	$12,724	$14,175
9/30/2019	$14,239	$13,178	$14,424
10/31/2019	$14,313	$13,362	$14,735
11/30/2019	$14,803	$13,775	$15,295
12/31/2019	$15,298	$14,154	$15,736
1/31/2020	$14,813	$13,850	$15,719
2/29/2020	$13,381	$12,508	$14,432
3/31/2020	$11,394	$10,371	$12,447
4/30/2020	$12,565	$11,537	$14,096
5/31/2020	$13,003	$11,932	$14,850
6/30/2020	$13,097	$11,853	$15,189
7/31/2020	$13,535	$12,321	$16,052
8/31/2020	$14,080	$12,831	$17,215
9/30/2020	$13,630	$12,516	$16,588
10/31/2020	$13,358	$12,351	$16,230
11/30/2020	$15,050	$14,012	$18,204
12/31/2020	$15,520	$14,550	$19,023
1/31/2021	$15,172	$14,416	$18,939
2/28/2021	$15,929	$15,288	$19,531
3/31/2021	$17,082	$16,187	$20,231
4/30/2021	$17,742	$16,835	$21,273
5/31/2021	$18,067	$17,228	$21,371
6/30/2021	$17,911	$17,030	$21,898
7/31/2021	$18,139	$17,166	$22,268
8/31/2021	$18,415	$17,507	$22,903
9/30/2021	$17,923	$16,898	$21,875
10/31/2021	$19,040	$17,756	$23,355
11/30/2021	$18,379	$17,130	$22,999
12/31/2021	$19,274	$18,210	$23,905
1/31/2022	$18,762	$17,786	$22,498
2/28/2022	$18,337	$17,580	$21,932
3/31/2022	$18,645	$18,076	$22,643
4/30/2022	$17,400	$17,057	$20,611
5/31/2022	$17,678	$17,388	$20,583
6/30/2022	$15,994	$15,869	$18,861
7/31/2022	$17,239	$16,921	$20,631
8/31/2022	$16,916	$16,417	$19,861
9/30/2022	$15,613	$14,977	$18,019
10/31/2022	$17,561	$16,513	$19,497
11/30/2022	$18,732	$17,545	$20,515
12/31/2022	$18,084	$16,838	$19,313
1/31/2023	$18,791	$17,710	$20,644
2/28/2023	$18,100	$17,086	$20,161
3/31/2023	$17,907	$17,007	$20,700
4/30/2023	$18,485	$17,263	$20,921
5/31/2023	$18,036	$16,598	$21,002
6/30/2023	$19,272	$17,700	$22,436
7/31/2023	$19,770	$18,323	$23,240
8/31/2023	$19,353	$17,828	$22,792
9/30/2023	$18,678	$17,140	$21,706
10/31/2023	$18,341	$16,535	$21,131
11/30/2023	$19,353	$17,783	$23,101
12/31/2023	$20,631	$18,768	$24,326
1/31/2024	$20,847	$18,787	$24,596
2/29/2024	$21,527	$19,480	$25,927
3/31/2024	$22,688	$20,454	$26,764
4/30/2024	$21,892	$19,581	$25,586
5/31/2024	$22,738	$20,201	$26,795
6/30/2024	$22,738	$20,011	$27,625
7/31/2024	$23,816	$21,034	$28,138
8/31/2024	$24,744	$21,598	$28,751
9/30/2024	$24,744	$21,898	$29,345
10/31/2024	$24,429	$21,657	$29,130
11/30/2024	$25,590	$23,040	$31,068
12/31/2024	$24,124	$21,464	$30,118
1/31/2025	$25,299	$22,458	$31,069
2/28/2025	$25,208	$22,549	$30,473
3/31/2025	$24,576	$21,923	$28,696
4/30/2025	$24,269	$21,255	$28,503
5/31/2025	$25,208	$22,001	$30,310
6/30/2025	$26,166	$22,753	$31,850
7/31/2025	$26,274	$22,884	$32,551
8/31/2025	$27,377	$23,613	$33,305
9/30/2025	$27,467	$23,966	$34,454
10/31/2025	$27,232	$24,072	$35,193
11/30/2025	$28,045	$24,711	$35,289
12/31/2025	$28,176	$24,879	$35,282
1/31/2026	$29,242	$26,014	$35,829
2/28/2026	$30,057	$26,689	$35,659
3/31/2026	$28,020	$25,401	$33,886
4/30/2026	$29,921	$27,473	$37,343
5/31/2026	$29,824	$28,282	$39,235
6/30/2026	$30,212	$28,917	$39,115
7/31/2026	$30,949	$30,022	$38,932

Special Large Cap Value Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Institutional Class	17.79	11.28	11.96
Russell 1000® Value Index	31.19	11.83	11.62
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,035,255,436
# of portfolio holdings	44
Portfolio turnover rate	73%
Total advisory fees paid	$7,182,799

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	17.3
Financials	16.6
Industrials	15.0
Health care	12.6
Consumer discretionary	11.7
Consumer staples	6.0
Energy	5.8
Materials	4.2
Real estate	3.9
Utilities	3.8
Communication services	3.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Amazon.com, Inc.	8.0
Apple, Inc.	4.3
Microsoft Corp.	3.8
NextEra Energy, Inc.	3.8
Canadian Pacific Kansas City Ltd.	3.6
Berkshire Hathaway, Inc. Class B	3.6
Capital One Financial Corp.	3.4
Eaton Corp. PLC	3.2
Labcorp Holdings, Inc.	3.2
Alphabet, Inc. Class C	3.1

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0517 07-26

Annual Shareholder Report

Special Large Cap Value Fund

July 31, 2026

Class R6

EIVFX

This annual shareholder report contains important information about Special Large Cap Value Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$44	0.40%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, driven by stock selection in information technology (IT). Investors’ narrow focus around artificial intelligence (AI) and preference for the more commoditized IT hardware and semiconductor stocks caused headwinds for our process, which focuses on companies with durable asset bases and sustainable free cash flow through a full cycle. We believe we can get better long-term returns through holdings that we expect to benefit from the surge in demand from the data center buildout and are positioned to profit as the AI cycle matures.

The Fund made minor changes to sector allocation, with an increase in IT while reducing exposure to financials. Alphabet, Inc., the parent of Google, was a large contributor. Management continues to invest in all layers of the cloud stack, which we expect to lead to significant return on invested capital. The largest detractor was Microsoft Corp. Despite continued momentum across Azure, AI workloads, and Copilot adoption, investor focus shifted toward elevated capital expenditure requirements, the pace of near-term margin expansion, and concerns over the terminal value of software.

Total return based on a $10,000 investment

Table Summary
	Class R6	Russell 1000® Value Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$10,067	$10,077	$10,026
9/30/2016	$10,101	$10,056	$10,041
10/31/2016	$9,899	$9,900	$9,824
11/30/2016	$10,294	$10,466	$10,264
12/31/2016	$10,472	$10,727	$10,464
1/31/2017	$10,618	$10,804	$10,661
2/28/2017	$10,892	$11,192	$11,057
3/31/2017	$10,901	$11,078	$11,065
4/30/2017	$10,928	$11,057	$11,182
5/31/2017	$11,029	$11,047	$11,297
6/30/2017	$11,093	$11,227	$11,399
7/31/2017	$11,403	$11,376	$11,614
8/31/2017	$11,266	$11,244	$11,636
9/30/2017	$11,504	$11,577	$11,920
10/31/2017	$11,622	$11,661	$12,180
11/30/2017	$11,987	$12,018	$12,550
12/31/2017	$12,173	$12,193	$12,675
1/31/2018	$12,851	$12,665	$13,343
2/28/2018	$12,223	$12,060	$12,851
3/31/2018	$11,974	$11,848	$12,593
4/30/2018	$12,094	$11,887	$12,641
5/31/2018	$12,203	$11,958	$12,998
6/30/2018	$12,363	$11,987	$13,083
7/31/2018	$12,881	$12,462	$13,517
8/31/2018	$13,111	$12,646	$13,992
9/30/2018	$13,320	$12,671	$14,015
10/31/2018	$12,602	$12,015	$12,983
11/30/2018	$12,981	$12,373	$13,243
12/31/2018	$11,612	$11,185	$12,011
1/31/2019	$12,569	$12,056	$13,042
2/28/2019	$13,009	$12,441	$13,500
3/31/2019	$13,174	$12,520	$13,697
4/30/2019	$13,822	$12,964	$14,244
5/31/2019	$13,042	$12,131	$13,323
6/30/2019	$13,921	$13,002	$14,258
7/31/2019	$14,218	$13,109	$14,470
8/31/2019	$13,866	$12,724	$14,175
9/30/2019	$14,383	$13,178	$14,424
10/31/2019	$14,449	$13,362	$14,735
11/30/2019	$14,944	$13,775	$15,295
12/31/2019	$15,456	$14,154	$15,736
1/31/2020	$14,954	$13,850	$15,719
2/29/2020	$13,508	$12,508	$14,432
3/31/2020	$11,500	$10,371	$12,447
4/30/2020	$12,688	$11,537	$14,096
5/31/2020	$13,129	$11,932	$14,850
6/30/2020	$13,227	$11,853	$15,189
7/31/2020	$13,668	$12,321	$16,052
8/31/2020	$14,231	$12,831	$17,215
9/30/2020	$13,766	$12,516	$16,588
10/31/2020	$13,484	$12,351	$16,230
11/30/2020	$15,199	$14,012	$18,204
12/31/2020	$15,685	$14,550	$19,023
1/31/2021	$15,336	$14,416	$18,939
2/28/2021	$16,095	$15,288	$19,531
3/31/2021	$17,252	$16,187	$20,231
4/30/2021	$17,923	$16,835	$21,273
5/31/2021	$18,259	$17,228	$21,371
6/30/2021	$18,098	$17,030	$21,898
7/31/2021	$18,321	$17,166	$22,268
8/31/2021	$18,608	$17,507	$22,903
9/30/2021	$18,110	$16,898	$21,875
10/31/2021	$19,242	$17,756	$23,355
11/30/2021	$18,570	$17,130	$22,999
12/31/2021	$19,492	$18,210	$23,905
1/31/2022	$18,957	$17,786	$22,498
2/28/2022	$18,530	$17,580	$21,932
3/31/2022	$18,835	$18,076	$22,643
4/30/2022	$17,584	$17,057	$20,611
5/31/2022	$17,858	$17,388	$20,583
6/30/2022	$16,164	$15,869	$18,861
7/31/2022	$17,431	$16,921	$20,631
8/31/2022	$17,095	$16,417	$19,861
9/30/2022	$15,783	$14,977	$18,019
10/31/2022	$17,752	$16,513	$19,497
11/30/2022	$18,942	$17,545	$20,515
12/31/2022	$18,282	$16,838	$19,313
1/31/2023	$19,004	$17,710	$20,644
2/28/2023	$18,299	$17,086	$20,161
3/31/2023	$18,114	$17,007	$20,700
4/30/2023	$18,685	$17,263	$20,921
5/31/2023	$18,232	$16,598	$21,002
6/30/2023	$19,474	$17,700	$22,436
7/31/2023	$19,978	$18,323	$23,240
8/31/2023	$19,575	$17,828	$22,792
9/30/2023	$18,887	$17,140	$21,706
10/31/2023	$18,551	$16,535	$21,131
11/30/2023	$19,558	$17,783	$23,101
12/31/2023	$20,865	$18,768	$24,326
1/31/2024	$21,091	$18,787	$24,596
2/29/2024	$21,768	$19,480	$25,927
3/31/2024	$22,966	$20,454	$26,764
4/30/2024	$22,132	$19,581	$25,586
5/31/2024	$23,000	$20,201	$26,795
6/30/2024	$23,000	$20,011	$27,625
7/31/2024	$24,094	$21,034	$28,138
8/31/2024	$25,049	$21,598	$28,751
9/30/2024	$25,031	$21,898	$29,345
10/31/2024	$24,736	$21,657	$29,130
11/30/2024	$25,899	$23,040	$31,068
12/31/2024	$24,423	$21,464	$30,118
1/31/2025	$25,600	$22,458	$31,069
2/28/2025	$25,524	$22,549	$30,473
3/31/2025	$24,879	$21,923	$28,696
4/30/2025	$24,575	$21,255	$28,503
5/31/2025	$25,543	$22,001	$30,310
6/30/2025	$26,493	$22,753	$31,850
7/31/2025	$26,626	$22,884	$32,551
8/31/2025	$27,727	$23,613	$33,305
9/30/2025	$27,822	$23,966	$34,454
10/31/2025	$27,595	$24,072	$35,193
11/30/2025	$28,411	$24,711	$35,289
12/31/2025	$28,557	$24,879	$35,282
1/31/2026	$29,641	$26,014	$35,829
2/28/2026	$30,480	$26,689	$35,659
3/31/2026	$28,393	$25,401	$33,886
4/30/2026	$30,316	$27,473	$37,343
5/31/2026	$30,234	$28,282	$39,235
6/30/2026	$30,643	$28,917	$39,115
7/31/2026	$31,380	$30,022	$38,932

Special Large Cap Value Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class R6	17.85	11.36	12.12
Russell 1000® Value Index	31.19	11.83	11.62
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,035,255,436
# of portfolio holdings	44
Portfolio turnover rate	73%
Total advisory fees paid	$7,182,799

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	17.3
Financials	16.6
Industrials	15.0
Health care	12.6
Consumer discretionary	11.7
Consumer staples	6.0
Energy	5.8
Materials	4.2
Real estate	3.9
Utilities	3.8
Communication services	3.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Amazon.com, Inc.	8.0
Apple, Inc.	4.3
Microsoft Corp.	3.8
NextEra Energy, Inc.	3.8
Canadian Pacific Kansas City Ltd.	3.6
Berkshire Hathaway, Inc. Class B	3.6
Capital One Financial Corp.	3.4
Eaton Corp. PLC	3.2
Labcorp Holdings, Inc.	3.2
Alphabet, Inc. Class C	3.1

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4652 07-26

Annual Shareholder Report

Disciplined U.S. Core Fund

July 31, 2026

Class A

EVSAX

This annual shareholder report contains important information about Disciplined U.S. Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$89	0.81%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection contributed to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within financials, information technology, and materials.

The largest individual contributors were KLA Corp., Valero Energy Corp., and Western Digital Corp. A slight underweight to consumer discretionary contributed to relative performance. However, variations in sector weights versus the index were relatively small.

Weak stock selection within communication services, health care, and utilities detracted from relative performance. The three largest individual detractors were the Fund’s underweights to Intel Corp. and Sandisk Corp. and an overweight to Veeva Systems, Inc.

Total return based on a $10,000 investment

Table Summary
	Class A with Load	S&P 500 Index
7/31/2016	$9,428	$10,000
8/31/2016	$9,421	$10,014
9/30/2016	$9,408	$10,016
10/31/2016	$9,246	$9,833
11/30/2016	$9,649	$10,197
12/31/2016	$9,848	$10,399
1/31/2017	$9,981	$10,596
2/28/2017	$10,361	$11,017
3/31/2017	$10,347	$11,030
4/30/2017	$10,421	$11,143
5/31/2017	$10,554	$11,300
6/30/2017	$10,647	$11,370
7/31/2017	$10,854	$11,604
8/31/2017	$10,920	$11,640
9/30/2017	$11,153	$11,880
10/31/2017	$11,413	$12,157
11/30/2017	$11,772	$12,530
12/31/2017	$11,864	$12,669
1/31/2018	$12,475	$13,395
2/28/2018	$11,996	$12,901
3/31/2018	$11,641	$12,573
4/30/2018	$11,655	$12,621
5/31/2018	$11,871	$12,925
6/30/2018	$11,885	$13,005
7/31/2018	$12,294	$13,489
8/31/2018	$12,649	$13,928
9/30/2018	$12,663	$14,008
10/31/2018	$11,746	$13,050
11/30/2018	$11,961	$13,316
12/31/2018	$10,866	$12,114
1/31/2019	$11,712	$13,085
2/28/2019	$12,046	$13,505
3/31/2019	$12,239	$13,767
4/30/2019	$12,669	$14,324
5/31/2019	$11,771	$13,414
6/30/2019	$12,624	$14,360
7/31/2019	$12,825	$14,566
8/31/2019	$12,535	$14,335
9/30/2019	$12,817	$14,603
10/31/2019	$13,077	$14,920
11/30/2019	$13,574	$15,461
12/31/2019	$13,979	$15,928
1/31/2020	$13,816	$15,922
2/29/2020	$12,671	$14,611
3/31/2020	$11,192	$12,806
4/30/2020	$12,648	$14,448
5/31/2020	$13,205	$15,136
6/30/2020	$13,445	$15,437
7/31/2020	$14,103	$16,308
8/31/2020	$15,132	$17,480
9/30/2020	$14,521	$16,816
10/31/2020	$14,141	$16,369
11/30/2020	$15,659	$18,160
12/31/2020	$16,217	$18,859
1/31/2021	$16,132	$18,668
2/28/2021	$16,607	$19,183
3/31/2021	$17,487	$20,023
4/30/2021	$18,385	$21,092
5/31/2021	$18,487	$21,239
6/30/2021	$18,893	$21,735
7/31/2021	$19,283	$22,251
8/31/2021	$19,918	$22,928
9/30/2021	$18,952	$21,861
10/31/2021	$20,316	$23,393
11/30/2021	$20,214	$23,231
12/31/2021	$21,150	$24,272
1/31/2022	$20,159	$23,016
2/28/2022	$19,636	$22,327
3/31/2022	$20,333	$23,156
4/30/2022	$18,681	$21,137
5/31/2022	$18,745	$21,175
6/30/2022	$17,093	$19,427
7/31/2022	$18,589	$21,219
8/31/2022	$17,827	$20,353
9/30/2022	$16,212	$18,479
10/31/2022	$17,524	$19,975
11/30/2022	$18,433	$21,091
12/31/2022	$17,318	$19,876
1/31/2023	$18,460	$21,125
2/28/2023	$18,083	$20,610
3/31/2023	$18,638	$21,366
4/30/2023	$18,785	$21,700
5/31/2023	$18,984	$21,794
6/30/2023	$20,367	$23,234
7/31/2023	$21,006	$23,980
8/31/2023	$20,618	$23,599
9/30/2023	$19,738	$22,473
10/31/2023	$19,288	$22,001
11/30/2023	$20,880	$24,010
12/31/2023	$21,809	$25,101
1/31/2024	$22,302	$25,523
2/29/2024	$23,644	$26,886
3/31/2024	$24,516	$27,751
4/30/2024	$23,507	$26,617
5/31/2024	$24,803	$27,937
6/30/2024	$25,709	$28,939
7/31/2024	$25,950	$29,292
8/31/2024	$26,558	$30,002
9/30/2024	$27,086	$30,643
10/31/2024	$27,006	$30,365
11/30/2024	$28,726	$32,148
12/31/2024	$28,185	$31,381
1/31/2025	$29,089	$32,255
2/28/2025	$28,478	$31,834
3/31/2025	$26,732	$30,041
4/30/2025	$26,854	$29,837
5/31/2025	$28,588	$31,715
6/30/2025	$29,980	$33,328
7/31/2025	$30,652	$34,076
8/31/2025	$31,299	$34,766
9/30/2025	$32,593	$36,035
10/31/2025	$33,338	$36,879
11/30/2025	$33,412	$36,970
12/31/2025	$33,444	$36,992
1/31/2026	$33,895	$37,529
2/28/2026	$33,560	$37,243
3/31/2026	$32,116	$35,389
4/30/2026	$35,404	$39,102
5/31/2026	$37,273	$41,160
6/30/2026	$37,183	$40,768
7/31/2026	$36,977	$40,742

Disciplined U.S. Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	20.63	13.91	14.64
Class A with Load	13.70	12.57	13.97
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,104,560,275
# of portfolio holdings	195
Portfolio turnover rate	25%
Total advisory fees paid	$5,249,422

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	36.6
Financials	13.0
Communication services	9.7
Health care	9.1
Consumer discretionary	9.0
Industrials	8.0
Consumer staples	4.8
Energy	3.4
Materials	2.4
Utilities	2.2
Real estate	1.8

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	7.4
Apple, Inc.	6.9
Microsoft Corp.	5.3
Amazon.com, Inc.	4.0
Broadcom, Inc.	3.4
Alphabet, Inc. Class C	3.1
Alphabet, Inc. Class A	2.9
Meta Platforms, Inc. Class A	2.1
Micron Technology, Inc.	1.4
Eli Lilly & Co.	1.4

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0616 07-26

Annual Shareholder Report

Disciplined U.S. Core Fund

July 31, 2026

Class C

EVSTX

This annual shareholder report contains important information about Disciplined U.S. Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$173	1.57%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection contributed to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within financials, information technology, and materials.

The largest individual contributors were KLA Corp., Valero Energy Corp., and Western Digital Corp. A slight underweight to consumer discretionary contributed to relative performance. However, variations in sector weights versus the index were relatively small.

Weak stock selection within communication services, health care, and utilities detracted from relative performance. The three largest individual detractors were the Fund’s underweights to Intel Corp. and Sandisk Corp. and an overweight to Veeva Systems, Inc.

Total return based on a $10,000 investment

Table Summary
	Class C with Load	S&P 500 Index
7/31/2016	$10,000	$10,000
8/31/2016	$9,985	$10,014
9/30/2016	$9,970	$10,016
10/31/2016	$9,792	$9,833
11/30/2016	$10,216	$10,197
12/31/2016	$10,416	$10,399
1/31/2017	$10,546	$10,596
2/28/2017	$10,948	$11,017
3/31/2017	$10,925	$11,030
4/30/2017	$10,994	$11,143
5/31/2017	$11,131	$11,300
6/30/2017	$11,214	$11,370
7/31/2017	$11,427	$11,604
8/31/2017	$11,488	$11,640
9/30/2017	$11,731	$11,880
10/31/2017	$11,997	$12,157
11/30/2017	$12,369	$12,530
12/31/2017	$12,450	$12,669
1/31/2018	$13,090	$13,395
2/28/2018	$12,577	$12,901
3/31/2018	$12,198	$12,573
4/30/2018	$12,206	$12,621
5/31/2018	$12,419	$12,925
6/30/2018	$12,435	$13,005
7/31/2018	$12,845	$13,489
8/31/2018	$13,216	$13,928
9/30/2018	$13,216	$14,008
10/31/2018	$12,253	$13,050
11/30/2018	$12,466	$13,316
12/31/2018	$11,325	$12,114
1/31/2019	$12,190	$13,085
2/28/2019	$12,534	$13,505
3/31/2019	$12,727	$13,767
4/30/2019	$13,172	$14,324
5/31/2019	$12,224	$13,414
6/30/2019	$13,105	$14,360
7/31/2019	$13,307	$14,566
8/31/2019	$12,996	$14,335
9/30/2019	$13,282	$14,603
10/31/2019	$13,533	$14,920
11/30/2019	$14,046	$15,461
12/31/2019	$14,455	$15,928
1/31/2020	$14,281	$15,922
2/29/2020	$13,090	$14,611
3/31/2020	$11,552	$12,806
4/30/2020	$13,047	$14,448
5/31/2020	$13,612	$15,136
6/30/2020	$13,847	$15,437
7/31/2020	$14,516	$16,308
8/31/2020	$15,576	$17,480
9/30/2020	$14,933	$16,816
10/31/2020	$14,533	$16,369
11/30/2020	$16,081	$18,160
12/31/2020	$16,654	$18,859
1/31/2021	$16,559	$18,668
2/28/2021	$17,033	$19,183
3/31/2021	$17,923	$20,023
4/30/2021	$18,832	$21,092
5/31/2021	$18,917	$21,239
6/30/2021	$19,324	$21,735
7/31/2021	$19,712	$22,251
8/31/2021	$20,346	$22,928
9/30/2021	$19,343	$21,861
10/31/2021	$20,725	$23,393
11/30/2021	$20,611	$23,231
12/31/2021	$21,555	$24,272
1/31/2022	$20,528	$23,016
2/28/2022	$19,984	$22,327
3/31/2022	$20,682	$23,156
4/30/2022	$18,988	$21,137
5/31/2022	$19,039	$21,175
6/30/2022	$17,355	$19,427
7/31/2022	$18,864	$21,219
8/31/2022	$18,074	$20,353
9/30/2022	$16,431	$18,479
10/31/2022	$17,745	$19,975
11/30/2022	$18,659	$21,091
12/31/2022	$17,524	$19,876
1/31/2023	$18,655	$21,125
2/28/2023	$18,266	$20,610
3/31/2023	$18,808	$21,366
4/30/2023	$18,961	$21,700
5/31/2023	$19,138	$21,794
6/30/2023	$20,516	$23,234
7/31/2023	$21,151	$23,980
8/31/2023	$20,751	$23,599
9/30/2023	$19,856	$22,473
10/31/2023	$19,385	$22,001
11/30/2023	$20,975	$24,010
12/31/2023	$21,893	$25,101
1/31/2024	$22,371	$25,523
2/29/2024	$23,703	$26,886
3/31/2024	$24,557	$27,751
4/30/2024	$23,535	$26,617
5/31/2024	$24,828	$27,937
6/30/2024	$25,708	$28,939
7/31/2024	$25,941	$29,292
8/31/2024	$26,548	$30,002
9/30/2024	$27,076	$30,643
10/31/2024	$26,996	$30,365
11/30/2024	$28,716	$32,148
12/31/2024	$28,175	$31,381
1/31/2025	$29,078	$32,255
2/28/2025	$28,468	$31,834
3/31/2025	$26,722	$30,041
4/30/2025	$26,844	$29,837
5/31/2025	$28,577	$31,715
6/30/2025	$29,969	$33,328
7/31/2025	$30,640	$34,076
8/31/2025	$31,287	$34,766
9/30/2025	$32,581	$36,035
10/31/2025	$33,326	$36,879
11/30/2025	$33,399	$36,970
12/31/2025	$33,432	$36,992
1/31/2026	$33,883	$37,529
2/28/2026	$33,548	$37,243
3/31/2026	$32,104	$35,389
4/30/2026	$35,391	$39,102
5/31/2026	$37,259	$41,160
6/30/2026	$37,169	$40,768
7/31/2026	$36,963	$40,742

Disciplined U.S. Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class C	19.76	13.06	13.97
Class C with Load	18.76	13.06	13.97
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,104,560,275
# of portfolio holdings	195
Portfolio turnover rate	25%
Total advisory fees paid	$5,249,422

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	36.6
Financials	13.0
Communication services	9.7
Health care	9.1
Consumer discretionary	9.0
Industrials	8.0
Consumer staples	4.8
Energy	3.4
Materials	2.4
Utilities	2.2
Real estate	1.8

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	7.4
Apple, Inc.	6.9
Microsoft Corp.	5.3
Amazon.com, Inc.	4.0
Broadcom, Inc.	3.4
Alphabet, Inc. Class C	3.1
Alphabet, Inc. Class A	2.9
Meta Platforms, Inc. Class A	2.1
Micron Technology, Inc.	1.4
Eli Lilly & Co.	1.4

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4505 07-26

Annual Shareholder Report

Disciplined U.S. Core Fund

July 31, 2026

Class R6

EVSRX

This annual shareholder report contains important information about Disciplined U.S. Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$44	0.40%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection contributed to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within financials, information technology, and materials.

The largest individual contributors were KLA Corp., Valero Energy Corp., and Western Digital Corp. A slight underweight to consumer discretionary contributed to relative performance. However, variations in sector weights versus the index were relatively small.

Weak stock selection within communication services, health care, and utilities detracted from relative performance. The three largest individual detractors were the Fund’s underweights to Intel Corp. and Sandisk Corp. and an overweight to Veeva Systems, Inc.

Total return based on a $10,000 investment

Table Summary
	Class R6	S&P 500 Index
7/31/2016	$10,000	$10,000
8/31/2016	$9,993	$10,014
9/30/2016	$9,987	$10,016
10/31/2016	$9,818	$9,833
11/30/2016	$10,249	$10,197
12/31/2016	$10,463	$10,399
1/31/2017	$10,601	$10,596
2/28/2017	$11,016	$11,017
3/31/2017	$11,002	$11,030
4/30/2017	$11,085	$11,143
5/31/2017	$11,231	$11,300
6/30/2017	$11,327	$11,370
7/31/2017	$11,556	$11,604
8/31/2017	$11,632	$11,640
9/30/2017	$11,888	$11,880
10/31/2017	$12,164	$12,157
11/30/2017	$12,558	$12,530
12/31/2017	$12,656	$12,669
1/31/2018	$13,314	$13,395
2/28/2018	$12,801	$12,901
3/31/2018	$12,432	$12,573
4/30/2018	$12,453	$12,621
5/31/2018	$12,685	$12,925
6/30/2018	$12,707	$13,005
7/31/2018	$13,148	$13,489
8/31/2018	$13,532	$13,928
9/30/2018	$13,546	$14,008
10/31/2018	$12,576	$13,050
11/30/2018	$12,808	$13,316
12/31/2018	$11,642	$12,114
1/31/2019	$12,550	$13,085
2/28/2019	$12,914	$13,505
3/31/2019	$13,124	$13,767
4/30/2019	$13,597	$14,324
5/31/2019	$12,635	$13,414
6/30/2019	$13,558	$14,360
7/31/2019	$13,775	$14,566
8/31/2019	$13,465	$14,335
9/30/2019	$13,775	$14,603
10/31/2019	$14,055	$14,920
11/30/2019	$14,598	$15,461
12/31/2019	$15,036	$15,928
1/31/2020	$14,873	$15,922
2/29/2020	$13,639	$14,611
3/31/2020	$12,047	$12,806
4/30/2020	$13,623	$14,448
5/31/2020	$14,232	$15,136
6/30/2020	$14,492	$15,437
7/31/2020	$15,207	$16,308
8/31/2020	$16,328	$17,480
9/30/2020	$15,670	$16,816
10/31/2020	$15,272	$16,369
11/30/2020	$16,912	$18,160
12/31/2020	$17,521	$18,859
1/31/2021	$17,441	$18,668
2/28/2021	$17,958	$19,183
3/31/2021	$18,910	$20,023
4/30/2021	$19,899	$21,092
5/31/2021	$20,005	$21,239
6/30/2021	$20,459	$21,735
7/31/2021	$20,887	$22,251
8/31/2021	$21,581	$22,928
9/30/2021	$20,540	$21,861
10/31/2021	$22,026	$23,393
11/30/2021	$21,929	$23,231
12/31/2021	$22,955	$24,272
1/31/2022	$21,882	$23,016
2/28/2022	$21,321	$22,327
3/31/2022	$22,085	$23,156
4/30/2022	$20,297	$21,137
5/31/2022	$20,374	$21,175
6/30/2022	$18,586	$19,427
7/31/2022	$20,229	$21,219
8/31/2022	$19,398	$20,353
9/30/2022	$17,649	$18,479
10/31/2022	$19,079	$19,975
11/30/2022	$20,084	$21,091
12/31/2022	$18,876	$19,876
1/31/2023	$20,123	$21,125
2/28/2023	$19,725	$20,610
3/31/2023	$20,333	$21,366
4/30/2023	$20,509	$21,700
5/31/2023	$20,730	$21,794
6/30/2023	$22,242	$23,234
7/31/2023	$22,949	$23,980
8/31/2023	$22,529	$23,599
9/30/2023	$21,580	$22,473
10/31/2023	$21,094	$22,001
11/30/2023	$22,838	$24,010
12/31/2023	$23,865	$25,101
1/31/2024	$24,409	$25,523
2/29/2024	$25,885	$26,886
3/31/2024	$26,853	$27,751
4/30/2024	$25,764	$26,617
5/31/2024	$27,191	$27,937
6/30/2024	$28,183	$28,939
7/31/2024	$28,474	$29,292
8/31/2024	$29,139	$30,002
9/30/2024	$29,732	$30,643
10/31/2024	$29,659	$30,365
11/30/2024	$31,558	$32,148
12/31/2024	$30,973	$31,381
1/31/2025	$31,979	$32,255
2/28/2025	$31,308	$31,834
3/31/2025	$29,413	$30,041
4/30/2025	$29,555	$29,837
5/31/2025	$31,463	$31,715
6/30/2025	$33,010	$33,328
7/31/2025	$33,758	$34,076
8/31/2025	$34,493	$34,766
9/30/2025	$35,925	$36,035
10/31/2025	$36,763	$36,879
11/30/2025	$36,853	$36,970
12/31/2025	$36,915	$36,992
1/31/2026	$37,419	$37,529
2/28/2026	$37,065	$37,243
3/31/2026	$35,469	$35,389
4/30/2026	$39,124	$39,102
5/31/2026	$41,197	$41,160
6/30/2026	$41,115	$40,768
7/31/2026	$40,897	$40,742

Disciplined U.S. Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class R6	21.15	14.38	15.12
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,104,560,275
# of portfolio holdings	195
Portfolio turnover rate	25%
Total advisory fees paid	$5,249,422

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	36.6
Financials	13.0
Communication services	9.7
Health care	9.1
Consumer discretionary	9.0
Industrials	8.0
Consumer staples	4.8
Energy	3.4
Materials	2.4
Utilities	2.2
Real estate	1.8

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	7.4
Apple, Inc.	6.9
Microsoft Corp.	5.3
Amazon.com, Inc.	4.0
Broadcom, Inc.	3.4
Alphabet, Inc. Class C	3.1
Alphabet, Inc. Class A	2.9
Meta Platforms, Inc. Class A	2.1
Micron Technology, Inc.	1.4
Eli Lilly & Co.	1.4

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4680 07-26

Annual Shareholder Report

Disciplined U.S. Core Fund

July 31, 2026

Institutional Class

EVSIX

This annual shareholder report contains important information about Disciplined U.S. Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$53	0.48%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection contributed to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within financials, information technology, and materials.

The largest individual contributors were KLA Corp., Valero Energy Corp., and Western Digital Corp. A slight underweight to consumer discretionary contributed to relative performance. However, variations in sector weights versus the index were relatively small.

Weak stock selection within communication services, health care, and utilities detracted from relative performance. The three largest individual detractors were the Fund’s underweights to Intel Corp. and Sandisk Corp. and an overweight to Veeva Systems, Inc.

Total return based on a $10,000 investment

Table Summary
	Institutional Class	S&P 500 Index
7/31/2016	$10,000	$10,000
8/31/2016	$9,986	$10,014
9/30/2016	$9,986	$10,016
10/31/2016	$9,817	$9,833
11/30/2016	$10,245	$10,197
12/31/2016	$10,463	$10,399
1/31/2017	$10,602	$10,596
2/28/2017	$11,007	$11,017
3/31/2017	$11,000	$11,030
4/30/2017	$11,084	$11,143
5/31/2017	$11,223	$11,300
6/30/2017	$11,321	$11,370
7/31/2017	$11,551	$11,604
8/31/2017	$11,621	$11,640
9/30/2017	$11,879	$11,880
10/31/2017	$12,152	$12,157
11/30/2017	$12,543	$12,530
12/31/2017	$12,647	$12,669
1/31/2018	$13,297	$13,395
2/28/2018	$12,786	$12,901
3/31/2018	$12,420	$12,573
4/30/2018	$12,435	$12,621
5/31/2018	$12,669	$12,925
6/30/2018	$12,691	$13,005
7/31/2018	$13,129	$13,489
8/31/2018	$13,516	$13,928
9/30/2018	$13,530	$14,008
10/31/2018	$12,552	$13,050
11/30/2018	$12,786	$13,316
12/31/2018	$11,625	$12,114
1/31/2019	$12,524	$13,085
2/28/2019	$12,884	$13,505
3/31/2019	$13,096	$13,767
4/30/2019	$13,565	$14,324
5/31/2019	$12,611	$13,414
6/30/2019	$13,526	$14,360
7/31/2019	$13,745	$14,566
8/31/2019	$13,432	$14,335
9/30/2019	$13,745	$14,603
10/31/2019	$14,026	$14,920
11/30/2019	$14,566	$15,461
12/31/2019	$15,001	$15,928
1/31/2020	$14,837	$15,922
2/29/2020	$13,610	$14,611
3/31/2020	$12,022	$12,806
4/30/2020	$13,593	$14,448
5/31/2020	$14,199	$15,136
6/30/2020	$14,453	$15,437
7/31/2020	$15,173	$16,308
8/31/2020	$16,286	$17,480
9/30/2020	$15,623	$16,816
10/31/2020	$15,222	$16,369
11/30/2020	$16,859	$18,160
12/31/2020	$17,472	$18,859
1/31/2021	$17,391	$18,668
2/28/2021	$17,902	$19,183
3/31/2021	$18,862	$20,023
4/30/2021	$19,839	$21,092
5/31/2021	$19,947	$21,239
6/30/2021	$20,395	$21,735
7/31/2021	$20,826	$22,251
8/31/2021	$21,517	$22,928
9/30/2021	$20,476	$21,861
10/31/2021	$21,956	$23,393
11/30/2021	$21,857	$23,231
12/31/2021	$22,877	$24,272
1/31/2022	$21,806	$23,016
2/28/2022	$21,241	$22,327
3/31/2022	$22,001	$23,156
4/30/2022	$20,218	$21,137
5/31/2022	$20,296	$21,175
6/30/2022	$18,514	$19,427
7/31/2022	$20,150	$21,219
8/31/2022	$19,322	$20,353
9/30/2022	$17,579	$18,479
10/31/2022	$19,001	$19,975
11/30/2022	$19,994	$21,091
12/31/2022	$18,800	$19,876
1/31/2023	$20,035	$21,125
2/28/2023	$19,635	$20,610
3/31/2023	$20,247	$21,366
4/30/2023	$20,414	$21,700
5/31/2023	$20,636	$21,794
6/30/2023	$22,139	$23,234
7/31/2023	$22,851	$23,980
8/31/2023	$22,428	$23,599
9/30/2023	$21,482	$22,473
10/31/2023	$20,993	$22,001
11/30/2023	$22,729	$24,010
12/31/2023	$23,750	$25,101
1/31/2024	$24,287	$25,523
2/29/2024	$25,764	$26,886
3/31/2024	$26,728	$27,751
4/30/2024	$25,629	$26,617
5/31/2024	$27,057	$27,937
6/30/2024	$28,046	$28,939
7/31/2024	$28,327	$29,292
8/31/2024	$28,998	$30,002
9/30/2024	$29,571	$30,643
10/31/2024	$29,498	$30,365
11/30/2024	$31,378	$32,148
12/31/2024	$30,808	$31,381
1/31/2025	$31,797	$32,255
2/28/2025	$31,133	$31,834
3/31/2025	$29,247	$30,041
4/30/2025	$29,390	$29,837
5/31/2025	$31,290	$31,715
6/30/2025	$32,825	$33,328
7/31/2025	$33,566	$34,076
8/31/2025	$34,282	$34,766
9/30/2025	$35,713	$36,035
10/31/2025	$36,546	$36,879
11/30/2025	$36,637	$36,970
12/31/2025	$36,677	$36,992
1/31/2026	$37,186	$37,529
2/28/2026	$36,828	$37,243
3/31/2026	$35,246	$35,389
4/30/2026	$38,864	$39,102
5/31/2026	$40,928	$41,160
6/30/2026	$40,845	$40,768
7/31/2026	$40,625	$40,742

Disciplined U.S. Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Institutional Class	21.03	14.30	15.05
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,104,560,275
# of portfolio holdings	195
Portfolio turnover rate	25%
Total advisory fees paid	$5,249,422

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	36.6
Financials	13.0
Communication services	9.7
Health care	9.1
Consumer discretionary	9.0
Industrials	8.0
Consumer staples	4.8
Energy	3.4
Materials	2.4
Utilities	2.2
Real estate	1.8

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	7.4
Apple, Inc.	6.9
Microsoft Corp.	5.3
Amazon.com, Inc.	4.0
Broadcom, Inc.	3.4
Alphabet, Inc. Class C	3.1
Alphabet, Inc. Class A	2.9
Meta Platforms, Inc. Class A	2.1
Micron Technology, Inc.	1.4
Eli Lilly & Co.	1.4

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4102 07-26

Annual Shareholder Report

Growth Fund

July 31, 2026

Administrator Class

SGRKX

This annual shareholder report contains important information about Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$95	0.95%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed to performance, led by Carpenter Technology Corp. and Comfort Systems USA, Inc., which benefited from strong growth within aerospace activity and demand for data center cooling, respectively. In contrast, relative underweights to select mega-cap technology companies, particularly Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Administrator Class	Russell 3000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,991	$9,962	$10,026
9/30/2016	$9,956	$10,006	$10,041
10/31/2016	$9,577	$9,742	$9,824
11/30/2016	$9,711	$10,002	$10,264
12/31/2016	$9,547	$10,127	$10,464
1/31/2017	$10,126	$10,454	$10,661
2/28/2017	$10,534	$10,875	$11,057
3/31/2017	$10,670	$11,001	$11,065
4/30/2017	$11,023	$11,249	$11,182
5/31/2017	$11,353	$11,512	$11,297
6/30/2017	$11,277	$11,513	$11,399
7/31/2017	$11,620	$11,802	$11,614
8/31/2017	$11,798	$12,001	$11,636
9/30/2017	$12,057	$12,195	$11,920
10/31/2017	$12,531	$12,645	$12,180
11/30/2017	$12,772	$13,028	$12,550
12/31/2017	$12,878	$13,123	$12,675
1/31/2018	$13,985	$14,020	$13,343
2/28/2018	$13,877	$13,650	$12,851
3/31/2018	$13,728	$13,318	$12,593
4/30/2018	$13,721	$13,361	$12,641
5/31/2018	$14,479	$13,967	$12,998
6/30/2018	$14,551	$14,100	$13,083
7/31/2018	$14,862	$14,500	$13,517
8/31/2018	$15,715	$15,301	$13,992
9/30/2018	$15,668	$15,352	$14,015
10/31/2018	$14,009	$13,935	$12,983
11/30/2018	$14,219	$14,088	$13,243
12/31/2018	$12,921	$12,845	$12,011
1/31/2019	$14,376	$14,023	$13,042
2/28/2019	$15,218	$14,555	$13,500
3/31/2019	$15,470	$14,923	$13,697
4/30/2019	$16,507	$15,581	$14,244
5/31/2019	$15,670	$14,585	$13,323
6/30/2019	$16,601	$15,595	$14,258
7/31/2019	$16,910	$15,933	$14,470
8/31/2019	$16,654	$15,774	$14,175
9/30/2019	$16,353	$15,767	$14,424
10/31/2019	$16,613	$16,212	$14,735
11/30/2019	$17,561	$16,946	$15,295
12/31/2019	$17,743	$17,449	$15,736
1/31/2020	$18,435	$17,802	$15,719
2/29/2020	$17,115	$16,585	$14,432
3/31/2020	$14,862	$14,858	$12,447
4/30/2020	$17,603	$17,057	$14,096
5/31/2020	$19,281	$18,229	$14,850
6/30/2020	$20,014	$19,017	$15,189
7/31/2020	$21,529	$20,433	$16,052
8/31/2020	$23,135	$22,491	$17,215
9/30/2020	$22,388	$21,462	$16,588
10/31/2020	$22,235	$20,784	$16,230
11/30/2020	$25,012	$23,001	$18,204
12/31/2020	$26,471	$24,126	$19,023
1/31/2021	$26,132	$24,034	$18,939
2/28/2021	$27,064	$24,084	$19,531
3/31/2021	$25,844	$24,413	$20,231
4/30/2021	$27,631	$25,997	$21,273
5/31/2021	$26,512	$25,612	$21,371
6/30/2021	$28,593	$27,191	$21,898
7/31/2021	$29,241	$27,959	$22,268
8/31/2021	$30,122	$28,970	$22,903
9/30/2021	$28,628	$27,380	$21,875
10/31/2021	$30,345	$29,682	$23,355
11/30/2021	$28,628	$29,762	$22,999
12/31/2021	$28,486	$30,362	$23,905
1/31/2022	$24,823	$27,670	$22,498
2/28/2022	$24,106	$26,567	$21,932
3/31/2022	$24,485	$27,553	$22,643
4/30/2022	$21,003	$24,222	$20,611
5/31/2022	$20,190	$23,665	$20,583
6/30/2022	$18,605	$21,814	$18,861
7/31/2022	$20,696	$24,422	$20,631
8/31/2022	$19,696	$23,338	$19,861
9/30/2022	$17,653	$21,079	$18,019
10/31/2022	$18,189	$22,358	$19,497
11/30/2022	$19,099	$23,336	$20,515
12/31/2022	$17,938	$21,567	$19,313
1/31/2023	$19,573	$23,387	$20,644
2/28/2023	$19,312	$23,110	$20,161
3/31/2023	$20,534	$24,555	$20,700
4/30/2023	$20,591	$24,766	$20,921
5/31/2023	$21,074	$25,831	$21,002
6/30/2023	$22,537	$27,617	$22,436
7/31/2023	$23,097	$28,566	$23,240
8/31/2023	$22,397	$28,246	$22,792
9/30/2023	$21,093	$26,694	$21,706
10/31/2023	$20,648	$26,231	$21,131
11/30/2023	$22,951	$29,068	$23,101
12/31/2023	$23,998	$30,455	$24,326
1/31/2024	$24,822	$31,129	$24,596
2/29/2024	$27,063	$33,272	$25,927
3/31/2024	$27,485	$33,874	$26,764
4/30/2024	$26,129	$32,381	$25,586
5/31/2024	$27,589	$34,310	$26,795
6/30/2024	$29,180	$36,515	$27,625
7/31/2024	$28,267	$36,052	$28,138
8/31/2024	$29,201	$36,747	$28,751
9/30/2024	$30,114	$37,763	$29,345
10/31/2024	$29,906	$37,620	$29,130
11/30/2024	$32,051	$40,160	$31,068
12/31/2024	$31,015	$40,340	$30,118
1/31/2025	$32,058	$41,159	$31,069
2/28/2025	$30,581	$39,622	$30,473
3/31/2025	$27,741	$36,308	$28,696
4/30/2025	$28,549	$36,937	$28,503
5/31/2025	$31,675	$40,156	$30,310
6/30/2025	$34,281	$42,680	$31,850
7/31/2025	$35,497	$44,254	$32,551
8/31/2025	$35,645	$44,837	$33,305
9/30/2025	$37,121	$47,125	$34,454
10/31/2025	$37,373	$48,753	$35,193
11/30/2025	$36,643	$47,935	$35,289
12/31/2025	$35,771	$47,662	$35,282
1/31/2026	$35,060	$47,055	$35,829
2/28/2026	$34,472	$45,482	$35,659
3/31/2026	$32,352	$43,114	$33,886
4/30/2026	$36,981	$48,381	$37,343
5/31/2026	$37,936	$51,847	$39,235
6/30/2026	$38,236	$50,466	$39,115
7/31/2026	$35,815	$48,040	$38,932

Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Administrator Class	0.92	4.14	13.61
Russell 3000® Growth Index	8.55	11.43	16.99
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,889,970,320
# of portfolio holdings	63
Portfolio turnover rate	80%
Total advisory fees paid	$22,351,198

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.2
Industrials	23.3
Communication services	10.9
Health care	9.0
Consumer discretionary	8.2
Financials	3.2
Consumer staples	2.8
Energy	1.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.5
Alphabet, Inc. Class A	7.9
Broadcom, Inc.	6.0
Apple, Inc.	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6
Amazon.com, Inc.	2.5
Eli Lilly & Co.	2.3
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	2.0
General Electric Co.	2.0

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3608 07-26

Annual Shareholder Report

Growth Fund

July 31, 2026

Class A

SGRAX

This annual shareholder report contains important information about Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$112	1.12%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed to performance, led by Carpenter Technology Corp. and Comfort Systems USA, Inc., which benefited from strong growth within aerospace activity and demand for data center cooling, respectively. In contrast, relative underweights to select mega-cap technology companies, particularly Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Class A with Load	Russell 3000® Growth Index	Russell 3000® Index
7/31/2016	$9,425	$10,000	$10,000
8/31/2016	$9,414	$9,962	$10,026
9/30/2016	$9,380	$10,006	$10,041
10/31/2016	$9,021	$9,742	$9,824
11/30/2016	$9,146	$10,002	$10,264
12/31/2016	$8,991	$10,127	$10,464
1/31/2017	$9,535	$10,454	$10,661
2/28/2017	$9,916	$10,875	$11,057
3/31/2017	$10,041	$11,001	$11,065
4/30/2017	$10,374	$11,249	$11,182
5/31/2017	$10,682	$11,512	$11,297
6/30/2017	$10,609	$11,513	$11,399
7/31/2017	$10,928	$11,802	$11,614
8/31/2017	$11,094	$12,001	$11,636
9/30/2017	$11,337	$12,195	$11,920
10/31/2017	$11,781	$12,645	$12,180
11/30/2017	$12,006	$13,028	$12,550
12/31/2017	$12,101	$13,123	$12,675
1/31/2018	$13,140	$14,020	$13,343
2/28/2018	$13,035	$13,650	$12,851
3/31/2018	$12,894	$13,318	$12,593
4/30/2018	$12,884	$13,361	$12,641
5/31/2018	$13,598	$13,967	$12,998
6/30/2018	$13,663	$14,100	$13,083
7/31/2018	$13,951	$14,500	$13,517
8/31/2018	$14,749	$15,301	$13,992
9/30/2018	$14,702	$15,352	$14,015
10/31/2018	$13,143	$13,935	$12,983
11/30/2018	$13,338	$14,088	$13,243
12/31/2018	$12,117	$12,845	$12,011
1/31/2019	$13,480	$14,023	$13,042
2/28/2019	$14,269	$14,555	$13,500
3/31/2019	$14,505	$14,923	$13,697
4/30/2019	$15,472	$15,581	$14,244
5/31/2019	$14,688	$14,585	$13,323
6/30/2019	$15,556	$15,595	$14,258
7/31/2019	$15,842	$15,933	$14,470
8/31/2019	$15,601	$15,774	$14,175
9/30/2019	$15,316	$15,767	$14,424
10/31/2019	$15,556	$16,212	$14,735
11/30/2019	$16,443	$16,946	$15,295
12/31/2019	$16,611	$17,449	$15,736
1/31/2020	$17,258	$17,802	$15,719
2/29/2020	$16,016	$16,585	$14,432
3/31/2020	$13,909	$14,858	$12,447
4/30/2020	$16,465	$17,057	$14,096
5/31/2020	$18,036	$18,229	$14,850
6/30/2020	$18,718	$19,017	$15,189
7/31/2020	$20,132	$20,433	$16,052
8/31/2020	$21,632	$22,491	$17,215
9/30/2020	$20,930	$21,462	$16,588
10/31/2020	$20,783	$20,784	$16,230
11/30/2020	$23,379	$23,001	$18,204
12/31/2020	$24,736	$24,126	$19,023
1/31/2021	$24,412	$24,034	$18,939
2/28/2021	$25,280	$24,084	$19,531
3/31/2021	$24,134	$24,413	$20,231
4/30/2021	$25,801	$25,997	$21,273
5/31/2021	$24,759	$25,612	$21,371
6/30/2021	$26,693	$27,191	$21,898
7/31/2021	$27,301	$27,959	$22,268
8/31/2021	$28,117	$28,970	$22,903
9/30/2021	$26,716	$27,380	$21,875
10/31/2021	$28,314	$29,682	$23,355
11/30/2021	$26,710	$29,762	$22,999
12/31/2021	$26,570	$30,362	$23,905
1/31/2022	$23,151	$27,670	$22,498
2/28/2022	$22,482	$26,567	$21,932
3/31/2022	$22,827	$27,553	$22,643
4/30/2022	$19,582	$24,222	$20,611
5/31/2022	$18,819	$23,665	$20,583
6/30/2022	$17,344	$21,814	$18,861
7/31/2022	$19,287	$24,422	$20,631
8/31/2022	$18,351	$23,338	$19,861
9/30/2022	$16,444	$21,079	$18,019
10/31/2022	$16,948	$22,358	$19,497
11/30/2022	$17,783	$23,336	$20,515
12/31/2022	$16,706	$21,567	$19,313
1/31/2023	$18,219	$23,387	$20,644
2/28/2023	$17,979	$23,110	$20,161
3/31/2023	$19,106	$24,555	$20,700
4/30/2023	$19,160	$24,766	$20,921
5/31/2023	$19,608	$25,831	$21,002
6/30/2023	$20,967	$27,617	$22,436
7/31/2023	$21,484	$28,566	$23,240
8/31/2023	$20,828	$28,246	$22,792
9/30/2023	$19,616	$26,694	$21,706
10/31/2023	$19,199	$26,231	$21,131
11/30/2023	$21,330	$29,068	$23,101
12/31/2023	$22,308	$30,455	$24,326
1/31/2024	$23,067	$31,129	$24,596
2/29/2024	$25,146	$33,272	$25,927
3/31/2024	$25,534	$33,874	$26,764
4/30/2024	$24,266	$32,381	$25,586
5/31/2024	$25,620	$34,310	$26,795
6/30/2024	$27,095	$36,515	$27,625
7/31/2024	$26,250	$36,052	$28,138
8/31/2024	$27,113	$36,747	$28,751
9/30/2024	$27,949	$37,763	$29,345
10/31/2024	$27,760	$37,620	$29,130
11/30/2024	$29,744	$40,160	$31,068
12/31/2024	$28,779	$40,340	$30,118
1/31/2025	$29,741	$41,159	$31,069
2/28/2025	$28,364	$39,622	$30,473
3/31/2025	$25,728	$36,308	$28,696
4/30/2025	$26,476	$36,937	$28,503
5/31/2025	$29,373	$40,156	$30,310
6/30/2025	$31,783	$42,680	$31,850
7/31/2025	$32,911	$44,254	$32,551
8/31/2025	$33,042	$44,837	$33,305
9/30/2025	$34,407	$47,125	$34,454
10/31/2025	$34,633	$48,753	$35,193
11/30/2025	$33,956	$47,935	$35,289
12/31/2025	$33,143	$47,662	$35,282
1/31/2026	$32,478	$47,055	$35,829
2/28/2026	$31,919	$45,482	$35,659
3/31/2026	$29,960	$43,114	$33,886
4/30/2026	$34,245	$48,381	$37,343
5/31/2026	$35,119	$51,847	$39,235
6/30/2026	$35,399	$50,466	$39,115
7/31/2026	$33,161	$48,040	$38,932

Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	0.79	3.97	13.41
Class A with Load	(5.00)	2.74	12.74
Russell 3000® Growth Index	8.55	11.43	16.99
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,889,970,320
# of portfolio holdings	63
Portfolio turnover rate	80%
Total advisory fees paid	$22,351,198

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.2
Industrials	23.3
Communication services	10.9
Health care	9.0
Consumer discretionary	8.2
Financials	3.2
Consumer staples	2.8
Energy	1.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.5
Alphabet, Inc. Class A	7.9
Broadcom, Inc.	6.0
Apple, Inc.	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6
Amazon.com, Inc.	2.5
Eli Lilly & Co.	2.3
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	2.0
General Electric Co.	2.0

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3009 07-26

Annual Shareholder Report

Growth Fund

July 31, 2026

Class R6

SGRHX

This annual shareholder report contains important information about Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$70	0.70%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed to performance, led by Carpenter Technology Corp. and Comfort Systems USA, Inc., which benefited from strong growth within aerospace activity and demand for data center cooling, respectively. In contrast, relative underweights to select mega-cap technology companies, particularly Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Class R6	Russell 3000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,994	$9,962	$10,026
9/30/2016	$9,960	$10,006	$10,041
10/31/2016	$9,585	$9,742	$9,824
11/30/2016	$9,720	$10,002	$10,264
12/31/2016	$9,558	$10,127	$10,464
1/31/2017	$10,139	$10,454	$10,661
2/28/2017	$10,552	$10,875	$11,057
3/31/2017	$10,688	$11,001	$11,065
4/30/2017	$11,046	$11,249	$11,182
5/31/2017	$11,377	$11,512	$11,297
6/30/2017	$11,306	$11,513	$11,399
7/31/2017	$11,649	$11,802	$11,614
8/31/2017	$11,832	$12,001	$11,636
9/30/2017	$12,094	$12,195	$11,920
10/31/2017	$12,574	$12,645	$12,180
11/30/2017	$12,816	$13,028	$12,550
12/31/2017	$12,926	$13,123	$12,675
1/31/2018	$14,042	$14,020	$13,343
2/28/2018	$13,932	$13,650	$12,851
3/31/2018	$13,788	$13,318	$12,593
4/30/2018	$13,781	$13,361	$12,641
5/31/2018	$14,552	$13,967	$12,998
6/30/2018	$14,624	$14,100	$13,083
7/31/2018	$14,941	$14,500	$13,517
8/31/2018	$15,803	$15,301	$13,992
9/30/2018	$15,756	$15,352	$14,015
10/31/2018	$14,093	$13,935	$12,983
11/30/2018	$14,306	$14,088	$13,243
12/31/2018	$13,004	$12,845	$12,011
1/31/2019	$14,469	$14,023	$13,042
2/28/2019	$15,324	$14,555	$13,500
3/31/2019	$15,581	$14,923	$13,697
4/30/2019	$16,625	$15,581	$14,244
5/31/2019	$15,789	$14,585	$13,323
6/30/2019	$16,729	$15,595	$14,258
7/31/2019	$17,042	$15,933	$14,470
8/31/2019	$16,789	$15,774	$14,175
9/30/2019	$16,488	$15,767	$14,424
10/31/2019	$16,756	$16,212	$14,735
11/30/2019	$17,715	$16,946	$15,295
12/31/2019	$17,904	$17,449	$15,736
1/31/2020	$18,608	$17,802	$15,719
2/29/2020	$17,274	$16,585	$14,432
3/31/2020	$15,007	$14,858	$12,447
4/30/2020	$17,773	$17,057	$14,096
5/31/2020	$19,475	$18,229	$14,850
6/30/2020	$20,216	$19,017	$15,189
7/31/2020	$21,754	$20,433	$16,052
8/31/2020	$23,383	$22,491	$17,215
9/30/2020	$22,630	$21,462	$16,588
10/31/2020	$22,482	$20,784	$16,230
11/30/2020	$25,297	$23,001	$18,204
12/31/2020	$26,778	$24,126	$19,023
1/31/2021	$26,438	$24,034	$18,939
2/28/2021	$27,388	$24,084	$19,531
3/31/2021	$26,158	$24,413	$20,231
4/30/2021	$27,972	$25,997	$21,273
5/31/2021	$26,850	$25,612	$21,371
6/30/2021	$28,962	$27,191	$21,898
7/31/2021	$29,627	$27,959	$22,268
8/31/2021	$30,528	$28,970	$22,903
9/30/2021	$29,017	$27,380	$21,875
10/31/2021	$30,763	$29,682	$23,355
11/30/2021	$29,030	$29,762	$22,999
12/31/2021	$28,890	$30,362	$23,905
1/31/2022	$25,185	$27,670	$22,498
2/28/2022	$24,464	$26,567	$21,932
3/31/2022	$24,854	$27,553	$22,643
4/30/2022	$21,322	$24,222	$20,611
5/31/2022	$20,501	$23,665	$20,583
6/30/2022	$18,895	$21,814	$18,861
7/31/2022	$21,022	$24,422	$20,631
8/31/2022	$20,011	$23,338	$19,861
9/30/2022	$17,943	$21,079	$18,019
10/31/2022	$18,490	$22,358	$19,497
11/30/2022	$19,416	$23,336	$20,515
12/31/2022	$18,245	$21,567	$19,313
1/31/2023	$19,910	$23,387	$20,644
2/28/2023	$19,651	$23,110	$20,161
3/31/2023	$20,891	$24,555	$20,700
4/30/2023	$20,957	$24,766	$20,921
5/31/2023	$21,454	$25,831	$21,002
6/30/2023	$22,948	$27,617	$22,436
7/31/2023	$23,527	$28,566	$23,240
8/31/2023	$22,815	$28,246	$22,792
9/30/2023	$21,492	$26,694	$21,706
10/31/2023	$21,045	$26,231	$21,131
11/30/2023	$23,394	$29,068	$23,101
12/31/2023	$24,468	$30,455	$24,326
1/31/2024	$25,309	$31,129	$24,596
2/29/2024	$27,605	$33,272	$25,927
3/31/2024	$28,037	$33,874	$26,764
4/30/2024	$26,658	$32,381	$25,586
5/31/2024	$28,155	$34,310	$26,795
6/30/2024	$29,789	$36,515	$27,625
7/31/2024	$28,860	$36,052	$28,138
8/31/2024	$29,819	$36,747	$28,751
9/30/2024	$30,760	$37,763	$29,345
10/31/2024	$30,553	$37,620	$29,130
11/30/2024	$32,754	$40,160	$31,068
12/31/2024	$31,696	$40,340	$30,118
1/31/2025	$32,780	$41,159	$31,069
2/28/2025	$31,268	$39,622	$30,473
3/31/2025	$28,379	$36,308	$28,696
4/30/2025	$29,206	$36,937	$28,503
5/31/2025	$32,409	$40,156	$30,310
6/30/2025	$35,085	$42,680	$31,850
7/31/2025	$36,333	$44,254	$32,551
8/31/2025	$36,497	$44,837	$33,305
9/30/2025	$38,017	$47,125	$34,454
10/31/2025	$38,281	$48,753	$35,193
11/30/2025	$37,539	$47,935	$35,289
12/31/2025	$36,658	$47,662	$35,282
1/31/2026	$35,932	$47,055	$35,829
2/28/2026	$35,336	$45,482	$35,659
3/31/2026	$33,176	$43,114	$33,886
4/30/2026	$37,937	$48,381	$37,343
5/31/2026	$38,922	$51,847	$39,235
6/30/2026	$39,233	$50,466	$39,115
7/31/2026	$36,762	$48,040	$38,932

Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class R6	1.18	4.41	13.90
Russell 3000® Growth Index	8.55	11.43	16.99
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,889,970,320
# of portfolio holdings	63
Portfolio turnover rate	80%
Total advisory fees paid	$22,351,198

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.2
Industrials	23.3
Communication services	10.9
Health care	9.0
Consumer discretionary	8.2
Financials	3.2
Consumer staples	2.8
Energy	1.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.5
Alphabet, Inc. Class A	7.9
Broadcom, Inc.	6.0
Apple, Inc.	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6
Amazon.com, Inc.	2.5
Eli Lilly & Co.	2.3
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	2.0
General Electric Co.	2.0

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4683 07-26

Annual Shareholder Report

Growth Fund

July 31, 2026

Institutional Class

SGRNX

This annual shareholder report contains important information about Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$75	0.75%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed to performance, led by Carpenter Technology Corp. and Comfort Systems USA, Inc., which benefited from strong growth within aerospace activity and demand for data center cooling, respectively. In contrast, relative underweights to select mega-cap technology companies, particularly Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Institutional Class	Russell 3000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,994	$9,962	$10,026
9/30/2016	$9,960	$10,006	$10,041
10/31/2016	$9,582	$9,742	$9,824
11/30/2016	$9,718	$10,002	$10,264
12/31/2016	$9,556	$10,127	$10,464
1/31/2017	$10,137	$10,454	$10,661
2/28/2017	$10,548	$10,875	$11,057
3/31/2017	$10,684	$11,001	$11,065
4/30/2017	$11,040	$11,249	$11,182
5/31/2017	$11,374	$11,512	$11,297
6/30/2017	$11,300	$11,513	$11,399
7/31/2017	$11,644	$11,802	$11,614
8/31/2017	$11,824	$12,001	$11,636
9/30/2017	$12,086	$12,195	$11,920
10/31/2017	$12,566	$12,645	$12,180
11/30/2017	$12,809	$13,028	$12,550
12/31/2017	$12,914	$13,123	$12,675
1/31/2018	$14,031	$14,020	$13,343
2/28/2018	$13,921	$13,650	$12,851
3/31/2018	$13,776	$13,318	$12,593
4/30/2018	$13,770	$13,361	$12,641
5/31/2018	$14,538	$13,967	$12,998
6/30/2018	$14,610	$14,100	$13,083
7/31/2018	$14,928	$14,500	$13,517
8/31/2018	$15,787	$15,301	$13,992
9/30/2018	$15,740	$15,352	$14,015
10/31/2018	$14,075	$13,935	$12,983
11/30/2018	$14,289	$14,088	$13,243
12/31/2018	$12,985	$12,845	$12,011
1/31/2019	$14,452	$14,023	$13,042
2/28/2019	$15,301	$14,555	$13,500
3/31/2019	$15,558	$14,923	$13,697
4/30/2019	$16,601	$15,581	$14,244
5/31/2019	$15,767	$14,585	$13,323
6/30/2019	$16,705	$15,595	$14,258
7/31/2019	$17,018	$15,933	$14,470
8/31/2019	$16,765	$15,774	$14,175
9/30/2019	$16,463	$15,767	$14,424
10/31/2019	$16,728	$16,212	$14,735
11/30/2019	$17,685	$16,946	$15,295
12/31/2019	$17,875	$17,449	$15,736
1/31/2020	$18,571	$17,802	$15,719
2/29/2020	$17,243	$16,585	$14,432
3/31/2020	$14,980	$14,858	$12,447
4/30/2020	$17,739	$17,057	$14,096
5/31/2020	$19,441	$18,229	$14,850
6/30/2020	$20,179	$19,017	$15,189
7/31/2020	$21,712	$20,433	$16,052
8/31/2020	$23,335	$22,491	$17,215
9/30/2020	$22,585	$21,462	$16,588
10/31/2020	$22,437	$20,784	$16,230
11/30/2020	$25,242	$23,001	$18,204
12/31/2020	$26,721	$24,126	$19,023
1/31/2021	$26,377	$24,034	$18,939
2/28/2021	$27,324	$24,084	$19,531
3/31/2021	$26,095	$24,413	$20,231
4/30/2021	$27,905	$25,997	$21,273
5/31/2021	$26,785	$25,612	$21,371
6/30/2021	$28,889	$27,191	$21,898
7/31/2021	$29,551	$27,959	$22,268
8/31/2021	$30,448	$28,970	$22,903
9/30/2021	$28,938	$27,380	$21,875
10/31/2021	$30,680	$29,682	$23,355
11/30/2021	$28,952	$29,762	$22,999
12/31/2021	$28,812	$30,362	$23,905
1/31/2022	$25,115	$27,670	$22,498
2/28/2022	$24,392	$26,567	$21,932
3/31/2022	$24,777	$27,553	$22,643
4/30/2022	$21,260	$24,222	$20,611
5/31/2022	$20,437	$23,665	$20,583
6/30/2022	$18,842	$21,814	$18,861
7/31/2022	$20,954	$24,422	$20,631
8/31/2022	$19,951	$23,338	$19,861
9/30/2022	$17,886	$21,079	$18,019
10/31/2022	$18,435	$22,358	$19,497
11/30/2022	$19,354	$23,336	$20,515
12/31/2022	$18,184	$21,567	$19,313
1/31/2023	$19,844	$23,387	$20,644
2/28/2023	$19,584	$23,110	$20,161
3/31/2023	$20,823	$24,555	$20,700
4/30/2023	$20,884	$24,766	$20,921
5/31/2023	$21,382	$25,831	$21,002
6/30/2023	$22,871	$27,617	$22,436
7/31/2023	$23,441	$28,566	$23,240
8/31/2023	$22,732	$28,246	$22,792
9/30/2023	$21,415	$26,694	$21,706
10/31/2023	$20,967	$26,231	$21,131
11/30/2023	$23,308	$29,068	$23,101
12/31/2023	$24,374	$30,455	$24,326
1/31/2024	$25,212	$31,129	$24,596
2/29/2024	$27,500	$33,272	$25,927
3/31/2024	$27,928	$33,874	$26,764
4/30/2024	$26,555	$32,381	$25,586
5/31/2024	$28,047	$34,310	$26,795
6/30/2024	$29,670	$36,515	$27,625
7/31/2024	$28,743	$36,052	$28,138
8/31/2024	$29,699	$36,747	$28,751
9/30/2024	$30,633	$37,763	$29,345
10/31/2024	$30,424	$37,620	$29,130
11/30/2024	$32,618	$40,160	$31,068
12/31/2024	$31,568	$40,340	$30,118
1/31/2025	$32,637	$41,159	$31,069
2/28/2025	$31,137	$39,622	$30,473
3/31/2025	$28,252	$36,308	$28,696
4/30/2025	$29,078	$36,937	$28,503
5/31/2025	$32,271	$40,156	$30,310
6/30/2025	$34,926	$42,680	$31,850
7/31/2025	$36,175	$44,254	$32,551
8/31/2025	$36,333	$44,837	$33,305
9/30/2025	$37,847	$47,125	$34,454
10/31/2025	$38,105	$48,753	$35,193
11/30/2025	$37,366	$47,935	$35,289
12/31/2025	$36,480	$47,662	$35,282
1/31/2026	$35,765	$47,055	$35,829
2/28/2026	$35,164	$45,482	$35,659
3/31/2026	$33,012	$43,114	$33,886
4/30/2026	$37,752	$48,381	$37,343
5/31/2026	$38,728	$51,847	$39,235
6/30/2026	$39,033	$50,466	$39,115
7/31/2026	$36,576	$48,040	$38,932

Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Institutional Class	1.13	4.36	13.85
Russell 3000® Growth Index	8.55	11.43	16.99
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$2,889,970,320
# of portfolio holdings	63
Portfolio turnover rate	80%
Total advisory fees paid	$22,351,198

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.2
Industrials	23.3
Communication services	10.9
Health care	9.0
Consumer discretionary	8.2
Financials	3.2
Consumer staples	2.8
Energy	1.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.5
Alphabet, Inc. Class A	7.9
Broadcom, Inc.	6.0
Apple, Inc.	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6
Amazon.com, Inc.	2.5
Eli Lilly & Co.	2.3
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	2.0
General Electric Co.	2.0

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3105 07-26

Annual Shareholder Report

Large Cap Core Fund

July 31, 2026

Class A

EGOAX

This annual shareholder report contains important information about Large Cap Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$116	1.04%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection was the main contributor to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within the financials, health care, and real estate sectors.

The largest individual contributors were Valero Energy Corp., KLA Corp., and TD SYNNEX Corp. A slight overweight to energy contributed modestly to relative performance. However, variations in sector weights versus the index were relatively small, which is typical for the strategy.

Weak stock selection within industrials, communication services, and consumer discretionary detracted from relative performance. The three largest detractors were Pinterest, Inc. (This security was no longer held at the end of the reporting period.), Netflix, Inc., and Atlassian Corp. (This security was no longer held at the end of the reporting period.).

Total return based on a $10,000 investment

Table Summary
	Class A with Load	S&P 500 Index
7/31/2016	$9,427	$10,000
8/31/2016	$9,464	$10,014
9/30/2016	$9,464	$10,016
10/31/2016	$9,296	$9,833
11/30/2016	$10,006	$10,197
12/31/2016	$10,220	$10,399
1/31/2017	$10,346	$10,596
2/28/2017	$10,785	$11,017
3/31/2017	$10,704	$11,030
4/30/2017	$10,836	$11,143
5/31/2017	$10,949	$11,300
6/30/2017	$11,030	$11,370
7/31/2017	$11,306	$11,604
8/31/2017	$11,344	$11,640
9/30/2017	$11,708	$11,880
10/31/2017	$12,129	$12,157
11/30/2017	$12,493	$12,530
12/31/2017	$12,594	$12,669
1/31/2018	$13,399	$13,395
2/28/2018	$12,850	$12,901
3/31/2018	$12,517	$12,573
4/30/2018	$12,562	$12,621
5/31/2018	$12,933	$12,925
6/30/2018	$12,888	$13,005
7/31/2018	$13,303	$13,489
8/31/2018	$13,731	$13,928
9/30/2018	$13,661	$14,008
10/31/2018	$12,536	$13,050
11/30/2018	$12,677	$13,316
12/31/2018	$11,494	$12,114
1/31/2019	$12,443	$13,085
2/28/2019	$12,827	$13,505
3/31/2019	$12,972	$13,767
4/30/2019	$13,407	$14,324
5/31/2019	$12,298	$13,414
6/30/2019	$13,341	$14,360
7/31/2019	$13,450	$14,566
8/31/2019	$13,066	$14,335
9/30/2019	$13,378	$14,603
10/31/2019	$13,682	$14,920
11/30/2019	$14,348	$15,461
12/31/2019	$14,671	$15,928
1/31/2020	$14,310	$15,922
2/29/2020	$12,989	$14,611
3/31/2020	$11,210	$12,806
4/30/2020	$12,707	$14,448
5/31/2020	$13,420	$15,136
6/30/2020	$13,464	$15,437
7/31/2020	$13,834	$16,308
8/31/2020	$14,503	$17,480
9/30/2020	$13,931	$16,816
10/31/2020	$13,764	$16,369
11/30/2020	$15,234	$18,160
12/31/2020	$15,855	$18,859
1/31/2021	$15,886	$18,668
2/28/2021	$16,536	$19,183
3/31/2021	$17,502	$20,023
4/30/2021	$18,335	$21,092
5/31/2021	$18,559	$21,239
6/30/2021	$18,660	$21,735
7/31/2021	$19,077	$22,251
8/31/2021	$19,646	$22,928
9/30/2021	$18,599	$21,861
10/31/2021	$19,849	$23,393
11/30/2021	$19,788	$23,231
12/31/2021	$20,767	$24,272
1/31/2022	$19,817	$23,016
2/28/2022	$19,619	$22,327
3/31/2022	$19,886	$23,156
4/30/2022	$18,251	$21,137
5/31/2022	$18,553	$21,175
6/30/2022	$16,732	$19,427
7/31/2022	$18,379	$21,219
8/31/2022	$17,683	$20,353
9/30/2022	$16,152	$18,479
10/31/2022	$18,019	$19,975
11/30/2022	$18,970	$21,091
12/31/2022	$17,827	$19,876
1/31/2023	$18,813	$21,125
2/28/2023	$18,541	$20,610
3/31/2023	$18,930	$21,366
4/30/2023	$19,073	$21,700
5/31/2023	$18,969	$21,794
6/30/2023	$20,474	$23,234
7/31/2023	$21,395	$23,980
8/31/2023	$20,941	$23,599
9/30/2023	$20,059	$22,473
10/31/2023	$19,462	$22,001
11/30/2023	$21,123	$24,010
12/31/2023	$22,223	$25,101
1/31/2024	$22,604	$25,523
2/29/2024	$23,605	$26,886
3/31/2024	$24,733	$27,751
4/30/2024	$23,619	$26,617
5/31/2024	$24,790	$27,937
6/30/2024	$25,791	$28,939
7/31/2024	$25,932	$29,292
8/31/2024	$26,426	$30,002
9/30/2024	$26,651	$30,643
10/31/2024	$26,891	$30,365
11/30/2024	$28,893	$32,148
12/31/2024	$27,958	$31,381
1/31/2025	$29,624	$32,255
2/28/2025	$28,355	$31,834
3/31/2025	$26,324	$30,041
4/30/2025	$26,467	$29,837
5/31/2025	$28,307	$31,715
6/30/2025	$30,116	$33,328
7/31/2025	$30,878	$34,076
8/31/2025	$31,766	$34,766
9/30/2025	$32,607	$36,035
10/31/2025	$33,131	$36,879
11/30/2025	$33,036	$36,970
12/31/2025	$32,824	$36,992
1/31/2026	$33,303	$37,529
2/28/2026	$33,354	$37,243
3/31/2026	$31,952	$35,389
4/30/2026	$35,390	$39,102
5/31/2026	$36,724	$41,160
6/30/2026	$37,785	$40,768
7/31/2026	$37,802	$40,742

Large Cap Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	22.42	14.66	14.90
Class A with Load	15.37	13.30	14.22
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,270,546,249
# of portfolio holdings	52
Portfolio turnover rate	34%
Total advisory fees paid	$4,535,790

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	34.9
Financials	14.8
Health care	11.6
Communication services	8.8
Industrials	8.4
Consumer discretionary	6.6
Energy	5.9
Consumer staples	4.9
Real estate	2.6
Materials	1.5

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Alphabet, Inc. Class C	5.6
Apple, Inc.	4.6
Broadcom, Inc.	4.5
Microsoft Corp.	4.2
Amazon.com, Inc.	2.5
Valero Energy Corp.	2.5
Arista Networks, Inc.	2.5
Allstate Corp.	2.2
JPMorgan Chase & Co.	2.2
Bristol-Myers Squibb Co.	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4314 07-26

Annual Shareholder Report

Large Cap Core Fund

July 31, 2026

Class C

EGOCX

This annual shareholder report contains important information about Large Cap Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$202	1.82%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection was the main contributor to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within the financials, health care, and real estate sectors.

The largest individual contributors were Valero Energy Corp., KLA Corp., and TD SYNNEX Corp. A slight overweight to energy contributed modestly to relative performance. However, variations in sector weights versus the index were relatively small, which is typical for the strategy.

Weak stock selection within industrials, communication services, and consumer discretionary detracted from relative performance. The three largest detractors were Pinterest, Inc. (This security was no longer held at the end of the reporting period.), Netflix, Inc., and Atlassian Corp. (This security was no longer held at the end of the reporting period.).

Total return based on a $10,000 investment

Table Summary
	Class C with Load	S&P 500 Index
7/31/2016	$10,000	$10,000
8/31/2016	$10,034	$10,014
9/30/2016	$10,027	$10,016
10/31/2016	$9,845	$9,833
11/30/2016	$10,585	$10,197
12/31/2016	$10,807	$10,399
1/31/2017	$10,928	$10,596
2/28/2017	$11,392	$11,017
3/31/2017	$11,298	$11,030
4/30/2017	$11,426	$11,143
5/31/2017	$11,540	$11,300
6/30/2017	$11,614	$11,370
7/31/2017	$11,903	$11,604
8/31/2017	$11,930	$11,640
9/30/2017	$12,307	$11,880
10/31/2017	$12,744	$12,157
11/30/2017	$13,120	$12,530
12/31/2017	$13,221	$12,669
1/31/2018	$14,051	$13,395
2/28/2018	$13,466	$12,901
3/31/2018	$13,112	$12,573
4/30/2018	$13,153	$12,621
5/31/2018	$13,527	$12,925
6/30/2018	$13,473	$13,005
7/31/2018	$13,901	$13,489
8/31/2018	$14,336	$13,928
9/30/2018	$14,255	$14,008
10/31/2018	$13,071	$13,050
11/30/2018	$13,214	$13,316
12/31/2018	$11,974	$12,114
1/31/2019	$12,946	$13,085
2/28/2019	$13,344	$13,505
3/31/2019	$13,490	$13,767
4/30/2019	$13,934	$14,324
5/31/2019	$12,770	$13,414
6/30/2019	$13,842	$14,360
7/31/2019	$13,949	$14,566
8/31/2019	$13,536	$14,335
9/30/2019	$13,857	$14,603
10/31/2019	$14,156	$14,920
11/30/2019	$14,837	$15,461
12/31/2019	$15,163	$15,928
1/31/2020	$14,784	$15,922
2/29/2020	$13,408	$14,611
3/31/2020	$11,561	$12,806
4/30/2020	$13,103	$14,448
5/31/2020	$13,833	$15,136
6/30/2020	$13,861	$15,437
7/31/2020	$14,230	$16,308
8/31/2020	$14,913	$17,480
9/30/2020	$14,322	$16,816
10/31/2020	$14,128	$16,369
11/30/2020	$15,643	$18,160
12/31/2020	$16,257	$18,859
1/31/2021	$16,278	$18,668
2/28/2021	$16,945	$19,183
3/31/2021	$17,919	$20,023
4/30/2021	$18,756	$21,092
5/31/2021	$18,968	$21,239
6/30/2021	$19,063	$21,735
7/31/2021	$19,476	$22,251
8/31/2021	$20,048	$22,928
9/30/2021	$18,968	$21,861
10/31/2021	$20,228	$23,393
11/30/2021	$20,154	$23,231
12/31/2021	$21,136	$24,272
1/31/2022	$20,157	$23,016
2/28/2022	$19,939	$22,327
3/31/2022	$20,193	$23,156
4/30/2022	$18,536	$21,137
5/31/2022	$18,814	$21,175
6/30/2022	$16,964	$19,427
7/31/2022	$18,621	$21,219
8/31/2022	$17,908	$20,353
9/30/2022	$16,348	$18,479
10/31/2022	$18,222	$19,975
11/30/2022	$19,177	$21,091
12/31/2022	$18,003	$19,876
1/31/2023	$18,986	$21,125
2/28/2023	$18,703	$20,610
3/31/2023	$19,080	$21,366
4/30/2023	$19,215	$21,700
5/31/2023	$19,107	$21,794
6/30/2023	$20,602	$23,234
7/31/2023	$21,517	$23,980
8/31/2023	$21,033	$23,599
9/30/2023	$20,144	$22,473
10/31/2023	$19,524	$22,001
11/30/2023	$21,181	$24,010
12/31/2023	$22,277	$25,101
1/31/2024	$22,641	$25,523
2/29/2024	$23,634	$26,886
3/31/2024	$24,757	$27,751
4/30/2024	$23,604	$26,617
5/31/2024	$24,771	$27,937
6/30/2024	$25,749	$28,939
7/31/2024	$25,880	$29,292
8/31/2024	$26,373	$30,002
9/30/2024	$26,598	$30,643
10/31/2024	$26,837	$30,365
11/30/2024	$28,835	$32,148
12/31/2024	$27,902	$31,381
1/31/2025	$29,565	$32,255
2/28/2025	$28,298	$31,834
3/31/2025	$26,271	$30,041
4/30/2025	$26,414	$29,837
5/31/2025	$28,251	$31,715
6/30/2025	$30,056	$33,328
7/31/2025	$30,816	$34,076
8/31/2025	$31,703	$34,766
9/30/2025	$32,542	$36,035
10/31/2025	$33,065	$36,879
11/30/2025	$32,970	$36,970
12/31/2025	$32,759	$36,992
1/31/2026	$33,236	$37,529
2/28/2026	$33,288	$37,243
3/31/2026	$31,888	$35,389
4/30/2026	$35,319	$39,102
5/31/2026	$36,651	$41,160
6/30/2026	$37,709	$40,768
7/31/2026	$37,726	$40,742

Large Cap Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class C	21.51	13.78	14.20
Class C with Load	20.51	13.78	14.20
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,270,546,249
# of portfolio holdings	52
Portfolio turnover rate	34%
Total advisory fees paid	$4,535,790

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	34.9
Financials	14.8
Health care	11.6
Communication services	8.8
Industrials	8.4
Consumer discretionary	6.6
Energy	5.9
Consumer staples	4.9
Real estate	2.6
Materials	1.5

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Alphabet, Inc. Class C	5.6
Apple, Inc.	4.6
Broadcom, Inc.	4.5
Microsoft Corp.	4.2
Amazon.com, Inc.	2.5
Valero Energy Corp.	2.5
Arista Networks, Inc.	2.5
Allstate Corp.	2.2
JPMorgan Chase & Co.	2.2
Bristol-Myers Squibb Co.	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4519 07-26

Annual Shareholder Report

Large Cap Core Fund

July 31, 2026

Class R6

EGORX

This annual shareholder report contains important information about Large Cap Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$72	0.65%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection was the main contributor to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within the financials, health care, and real estate sectors.

The largest individual contributors were Valero Energy Corp., KLA Corp., and TD SYNNEX Corp. A slight overweight to energy contributed modestly to relative performance. However, variations in sector weights versus the index were relatively small, which is typical for the strategy.

Weak stock selection within industrials, communication services, and consumer discretionary detracted from relative performance. The three largest detractors were Pinterest, Inc. (This security was no longer held at the end of the reporting period.), Netflix, Inc., and Atlassian Corp. (This security was no longer held at the end of the reporting period.).

Total return based on a $10,000 investment

Table Summary
	Class R6	S&P 500 Index
7/31/2016	$10,000	$10,000
8/31/2016	$10,046	$10,014
9/30/2016	$10,341	$10,016
10/31/2016	$10,164	$9,833
11/30/2016	$10,938	$10,197
12/31/2016	$11,180	$10,399
1/31/2017	$11,318	$10,596
2/28/2017	$11,811	$11,017
3/31/2017	$11,722	$11,030
4/30/2017	$11,873	$11,143
5/31/2017	$12,003	$11,300
6/30/2017	$12,092	$11,370
7/31/2017	$12,401	$11,604
8/31/2017	$12,442	$11,640
9/30/2017	$12,846	$11,880
10/31/2017	$13,319	$12,157
11/30/2017	$13,724	$12,530
12/31/2017	$13,840	$12,669
1/31/2018	$14,729	$13,395
2/28/2018	$14,127	$12,901
3/31/2018	$13,770	$12,573
4/30/2018	$13,826	$12,621
5/31/2018	$14,239	$12,925
6/30/2018	$14,190	$13,005
7/31/2018	$14,652	$13,489
8/31/2018	$15,136	$13,928
9/30/2018	$15,059	$14,008
10/31/2018	$13,826	$13,050
11/30/2018	$13,987	$13,316
12/31/2018	$12,688	$12,114
1/31/2019	$13,732	$13,085
2/28/2019	$14,170	$13,505
3/31/2019	$14,338	$13,767
4/30/2019	$14,824	$14,324
5/31/2019	$13,596	$13,414
6/30/2019	$14,752	$14,360
7/31/2019	$14,887	$14,566
8/31/2019	$14,457	$14,335
9/30/2019	$14,816	$14,603
10/31/2019	$15,150	$14,920
11/30/2019	$15,900	$15,461
12/31/2019	$16,253	$15,928
1/31/2020	$15,864	$15,922
2/29/2020	$14,406	$14,611
3/31/2020	$12,433	$12,806
4/30/2020	$14,105	$14,448
5/31/2020	$14,902	$15,136
6/30/2020	$14,951	$15,437
7/31/2020	$15,369	$16,308
8/31/2020	$16,117	$17,480
9/30/2020	$15,495	$16,816
10/31/2020	$15,301	$16,369
11/30/2020	$16,953	$18,160
12/31/2020	$17,647	$18,859
1/31/2021	$17,680	$18,668
2/28/2021	$18,423	$19,183
3/31/2021	$19,492	$20,023
4/30/2021	$20,438	$21,092
5/31/2021	$20,685	$21,239
6/30/2021	$20,809	$21,735
7/31/2021	$21,282	$22,251
8/31/2021	$21,923	$22,928
9/30/2021	$20,764	$21,861
10/31/2021	$22,171	$23,393
11/30/2021	$22,103	$23,231
12/31/2021	$23,205	$24,272
1/31/2022	$22,162	$23,016
2/28/2022	$21,930	$22,327
3/31/2022	$22,239	$23,156
4/30/2022	$20,424	$21,137
5/31/2022	$20,758	$21,175
6/30/2022	$18,737	$19,427
7/31/2022	$20,591	$21,219
8/31/2022	$19,818	$20,353
9/30/2022	$18,106	$18,479
10/31/2022	$20,205	$19,975
11/30/2022	$21,286	$21,091
12/31/2022	$19,997	$19,876
1/31/2023	$21,110	$21,125
2/28/2023	$20,821	$20,610
3/31/2023	$21,269	$21,366
4/30/2023	$21,443	$21,700
5/31/2023	$21,327	$21,794
6/30/2023	$23,033	$23,234
7/31/2023	$24,074	$23,980
8/31/2023	$23,554	$23,599
9/30/2023	$22,571	$22,473
10/31/2023	$21,906	$22,001
11/30/2023	$23,785	$24,010
12/31/2023	$25,030	$25,101
1/31/2024	$25,488	$25,523
2/29/2024	$26,622	$26,886
3/31/2024	$27,899	$27,751
4/30/2024	$26,638	$26,617
5/31/2024	$27,978	$27,937
6/30/2024	$29,113	$28,939
7/31/2024	$29,286	$29,292
8/31/2024	$29,854	$30,002
9/30/2024	$30,122	$30,643
10/31/2024	$30,390	$30,365
11/30/2024	$32,675	$32,148
12/31/2024	$31,620	$31,381
1/31/2025	$33,522	$32,255
2/28/2025	$32,082	$31,834
3/31/2025	$29,788	$30,041
4/30/2025	$29,966	$29,837
5/31/2025	$32,064	$31,715
6/30/2025	$34,127	$33,328
7/31/2025	$34,998	$34,076
8/31/2025	$36,012	$34,766
9/30/2025	$36,990	$36,035
10/31/2025	$37,595	$36,879
11/30/2025	$37,488	$36,970
12/31/2025	$37,271	$36,992
1/31/2026	$37,829	$37,529
2/28/2026	$37,887	$37,243
3/31/2026	$36,310	$35,389
4/30/2026	$40,233	$39,102
5/31/2026	$41,771	$41,160
6/30/2026	$42,983	$40,768
7/31/2026	$43,021	$40,742

Large Cap Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class R6	22.92	15.12	15.71
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,270,546,249
# of portfolio holdings	52
Portfolio turnover rate	34%
Total advisory fees paid	$4,535,790

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	34.9
Financials	14.8
Health care	11.6
Communication services	8.8
Industrials	8.4
Consumer discretionary	6.6
Energy	5.9
Consumer staples	4.9
Real estate	2.6
Materials	1.5

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Alphabet, Inc. Class C	5.6
Apple, Inc.	4.6
Broadcom, Inc.	4.5
Microsoft Corp.	4.2
Amazon.com, Inc.	2.5
Valero Energy Corp.	2.5
Arista Networks, Inc.	2.5
Allstate Corp.	2.2
JPMorgan Chase & Co.	2.2
Bristol-Myers Squibb Co.	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4685 07-26

Annual Shareholder Report

Large Cap Core Fund

July 31, 2026

Institutional Class

EGOIX

This annual shareholder report contains important information about Large Cap Core Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$75	0.67%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund outperformed its benchmark for the 12-month period ended July 31, 2026. Over the period, the U.S. equity market advanced. Domestic small-cap stocks outperformed domestic large-cap stocks.

Changes to the Fund’s portfolio were minimal. Characteristics that we typically favor include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection was the main contributor to relative performance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within the financials, health care, and real estate sectors.

The largest individual contributors were Valero Energy Corp., KLA Corp., and TD SYNNEX Corp. A slight overweight to energy contributed modestly to relative performance. However, variations in sector weights versus the index were relatively small, which is typical for the strategy.

Weak stock selection within industrials, communication services, and consumer discretionary detracted from relative performance. The three largest detractors were Pinterest, Inc. (This security was no longer held at the end of the reporting period.), Netflix, Inc., and Atlassian Corp. (This security was no longer held at the end of the reporting period.).

Total return based on a $10,000 investment

Table Summary
	Institutional Class	S&P 500 Index
7/31/2016	$10,000	$10,000
8/31/2016	$10,046	$10,014
9/30/2016	$10,046	$10,016
10/31/2016	$9,875	$9,833
11/30/2016	$10,630	$10,197
12/31/2016	$10,860	$10,399
1/31/2017	$11,000	$10,596
2/28/2017	$11,472	$11,017
3/31/2017	$11,392	$11,030
4/30/2017	$11,532	$11,143
5/31/2017	$11,658	$11,300
6/30/2017	$11,744	$11,370
7/31/2017	$12,043	$11,604
8/31/2017	$12,090	$11,640
9/30/2017	$12,482	$11,880
10/31/2017	$12,934	$12,157
11/30/2017	$13,326	$12,530
12/31/2017	$13,442	$12,669
1/31/2018	$14,305	$13,395
2/28/2018	$13,720	$12,901
3/31/2018	$13,374	$12,573
4/30/2018	$13,428	$12,621
5/31/2018	$13,829	$12,925
6/30/2018	$13,782	$13,005
7/31/2018	$14,230	$13,489
8/31/2018	$14,699	$13,928
9/30/2018	$14,624	$14,008
10/31/2018	$13,422	$13,050
11/30/2018	$13,585	$13,316
12/31/2018	$12,319	$12,114
1/31/2019	$13,339	$13,085
2/28/2019	$13,757	$13,505
3/31/2019	$13,919	$13,767
4/30/2019	$14,390	$14,324
5/31/2019	$13,200	$13,414
6/30/2019	$14,329	$14,360
7/31/2019	$14,452	$14,566
8/31/2019	$14,043	$14,335
9/30/2019	$14,383	$14,603
10/31/2019	$14,707	$14,920
11/30/2019	$15,434	$15,461
12/31/2019	$15,785	$15,928
1/31/2020	$15,399	$15,922
2/29/2020	$13,985	$14,611
3/31/2020	$12,072	$12,806
4/30/2020	$13,684	$14,448
5/31/2020	$14,466	$15,136
6/30/2020	$14,513	$15,437
7/31/2020	$14,918	$16,308
8/31/2020	$15,644	$17,480
9/30/2020	$15,031	$16,816
10/31/2020	$14,852	$16,369
11/30/2020	$16,454	$18,160
12/31/2020	$17,127	$18,859
1/31/2021	$17,159	$18,668
2/28/2021	$17,868	$19,183
3/31/2021	$18,916	$20,023
4/30/2021	$19,832	$21,092
5/31/2021	$20,072	$21,239
6/30/2021	$20,192	$21,735
7/31/2021	$20,650	$22,251
8/31/2021	$21,272	$22,928
9/30/2021	$20,148	$21,861
10/31/2021	$21,501	$23,393
11/30/2021	$21,446	$23,231
12/31/2021	$22,507	$24,272
1/31/2022	$21,497	$23,016
2/28/2022	$21,285	$22,327
3/31/2022	$21,572	$23,156
4/30/2022	$19,825	$21,137
5/31/2022	$20,137	$21,175
6/30/2022	$18,178	$19,427
7/31/2022	$19,975	$21,219
8/31/2022	$19,226	$20,353
9/30/2022	$17,567	$18,479
10/31/2022	$19,600	$19,975
11/30/2022	$20,648	$21,091
12/31/2022	$19,399	$19,876
1/31/2023	$20,477	$21,125
2/28/2023	$20,183	$20,610
3/31/2023	$20,631	$21,366
4/30/2023	$20,800	$21,700
5/31/2023	$20,688	$21,794
6/30/2023	$22,340	$23,234
7/31/2023	$23,349	$23,980
8/31/2023	$22,845	$23,599
9/30/2023	$21,892	$22,473
10/31/2023	$21,248	$22,001
11/30/2023	$23,069	$24,010
12/31/2023	$24,283	$25,101
1/31/2024	$24,710	$25,523
2/29/2024	$25,809	$26,886
3/31/2024	$27,061	$27,751
4/30/2024	$25,840	$26,617
5/31/2024	$27,137	$27,937
6/30/2024	$28,236	$28,939
7/31/2024	$28,389	$29,292
8/31/2024	$28,953	$30,002
9/30/2024	$29,198	$30,643
10/31/2024	$29,472	$30,365
11/30/2024	$31,686	$32,148
12/31/2024	$30,668	$31,381
1/31/2025	$32,508	$32,255
2/28/2025	$31,115	$31,834
3/31/2025	$28,896	$30,041
4/30/2025	$29,068	$29,837
5/31/2025	$31,098	$31,715
6/30/2025	$33,093	$33,328
7/31/2025	$33,936	$34,076
8/31/2025	$34,916	$34,766
9/30/2025	$35,862	$36,035
10/31/2025	$36,447	$36,879
11/30/2025	$36,344	$36,970
12/31/2025	$36,136	$36,992
1/31/2026	$36,656	$37,529
2/28/2026	$36,730	$37,243
3/31/2026	$35,188	$35,389
4/30/2026	$38,997	$39,102
5/31/2026	$40,483	$41,160
6/30/2026	$41,654	$40,768
7/31/2026	$41,691	$40,742

Large Cap Core Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Institutional Class	22.85	15.09	15.35
S&P 500 Index	19.56	12.86	15.08

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,270,546,249
# of portfolio holdings	52
Portfolio turnover rate	34%
Total advisory fees paid	$4,535,790

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	34.9
Financials	14.8
Health care	11.6
Communication services	8.8
Industrials	8.4
Consumer discretionary	6.6
Energy	5.9
Consumer staples	4.9
Real estate	2.6
Materials	1.5

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Alphabet, Inc. Class C	5.6
Apple, Inc.	4.6
Broadcom, Inc.	4.5
Microsoft Corp.	4.2
Amazon.com, Inc.	2.5
Valero Energy Corp.	2.5
Arista Networks, Inc.	2.5
Allstate Corp.	2.2
JPMorgan Chase & Co.	2.2
Bristol-Myers Squibb Co.	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4703 07-26

Annual Shareholder Report

Large Cap Growth Fund

July 31, 2026

Administrator Class

STDFX

This annual shareholder report contains important information about Large Cap Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$95	0.94%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments dominated, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed, led by Quanta Services, Inc., and Howmet Aerospace, Inc., which benefited from long-term electrification trends and strong growth within aerospace demand, respectively. In contrast, relative underweights to select mega-cap technology and health care companies, including Apple, Inc., Alphabet, Inc., and Eli Lilly & Co. detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Administrator Class	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,944	$9,950	$10,026
9/30/2016	$9,940	$9,987	$10,041
10/31/2016	$9,689	$9,752	$9,824
11/30/2016	$9,769	$9,964	$10,264
12/31/2016	$9,694	$10,088	$10,464
1/31/2017	$10,131	$10,428	$10,661
2/28/2017	$10,497	$10,861	$11,057
3/31/2017	$10,622	$10,986	$11,065
4/30/2017	$10,929	$11,238	$11,182
5/31/2017	$11,281	$11,530	$11,297
6/30/2017	$11,149	$11,500	$11,399
7/31/2017	$11,475	$11,805	$11,614
8/31/2017	$11,661	$12,022	$11,636
9/30/2017	$11,902	$12,178	$11,920
10/31/2017	$12,414	$12,650	$12,180
11/30/2017	$12,775	$13,034	$12,550
12/31/2017	$12,901	$13,135	$12,675
1/31/2018	$14,085	$14,066	$13,343
2/28/2018	$13,869	$13,697	$12,851
3/31/2018	$13,517	$13,321	$12,593
4/30/2018	$13,581	$13,368	$12,641
5/31/2018	$14,264	$13,954	$12,998
6/30/2018	$14,334	$14,088	$13,083
7/31/2018	$14,703	$14,502	$13,517
8/31/2018	$15,361	$15,295	$13,992
9/30/2018	$15,546	$15,380	$14,015
10/31/2018	$13,942	$14,005	$12,983
11/30/2018	$14,163	$14,154	$13,243
12/31/2018	$12,999	$12,937	$12,011
1/31/2019	$14,259	$14,099	$13,042
2/28/2019	$14,900	$14,604	$13,500
3/31/2019	$15,271	$15,020	$13,697
4/30/2019	$16,167	$15,698	$14,244
5/31/2019	$15,213	$14,707	$13,323
6/30/2019	$16,105	$15,717	$14,258
7/31/2019	$16,342	$16,071	$14,470
8/31/2019	$15,992	$15,948	$14,175
9/30/2019	$16,003	$15,950	$14,424
10/31/2019	$16,170	$16,400	$14,735
11/30/2019	$16,840	$17,128	$15,295
12/31/2019	$17,268	$17,644	$15,736
1/31/2020	$17,824	$18,039	$15,719
2/29/2020	$16,599	$16,810	$14,432
3/31/2020	$14,634	$15,157	$12,447
4/30/2020	$16,984	$17,399	$14,096
5/31/2020	$18,305	$18,567	$14,850
6/30/2020	$18,849	$19,376	$15,189
7/31/2020	$20,203	$20,867	$16,052
8/31/2020	$22,008	$23,020	$17,215
9/30/2020	$20,967	$21,937	$16,588
10/31/2020	$20,191	$21,192	$16,230
11/30/2020	$22,096	$23,362	$18,204
12/31/2020	$22,844	$24,436	$19,023
1/31/2021	$22,180	$24,255	$18,939
2/28/2021	$22,798	$24,250	$19,531
3/31/2021	$22,776	$24,666	$20,231
4/30/2021	$24,338	$26,345	$21,273
5/31/2021	$23,829	$25,980	$21,371
6/30/2021	$25,057	$27,610	$21,898
7/31/2021	$25,735	$28,520	$22,268
8/31/2021	$26,518	$29,586	$22,903
9/30/2021	$24,951	$27,929	$21,875
10/31/2021	$26,500	$30,348	$23,355
11/30/2021	$26,133	$30,534	$22,999
12/31/2021	$26,447	$31,180	$23,905
1/31/2022	$23,767	$28,504	$22,498
2/28/2022	$22,940	$27,293	$21,932
3/31/2022	$23,534	$28,361	$22,643
4/30/2022	$20,339	$24,936	$20,611
5/31/2022	$19,910	$24,356	$20,583
6/30/2022	$18,347	$22,427	$18,861
7/31/2022	$20,402	$25,118	$20,631
8/31/2022	$19,417	$23,948	$19,861
9/30/2022	$17,584	$21,620	$18,019
10/31/2022	$18,458	$22,884	$19,497
11/30/2022	$19,576	$23,927	$20,515
12/31/2022	$18,271	$22,095	$19,313
1/31/2023	$19,576	$23,936	$20,644
2/28/2023	$19,247	$23,652	$20,161
3/31/2023	$20,564	$25,269	$20,700
4/30/2023	$21,017	$25,518	$20,921
5/31/2023	$21,728	$26,681	$21,002
6/30/2023	$23,192	$28,506	$22,436
7/31/2023	$23,668	$29,466	$23,240
8/31/2023	$23,574	$29,202	$22,792
9/30/2023	$22,292	$27,614	$21,706
10/31/2023	$22,134	$27,220	$21,131
11/30/2023	$24,708	$30,188	$23,101
12/31/2023	$25,689	$31,524	$24,326
1/31/2024	$26,996	$32,311	$24,596
2/29/2024	$29,087	$34,515	$25,927
3/31/2024	$29,610	$35,123	$26,764
4/30/2024	$28,055	$33,633	$25,586
5/31/2024	$29,659	$35,647	$26,795
6/30/2024	$31,821	$38,050	$27,625
7/31/2024	$30,634	$37,403	$28,138
8/31/2024	$31,609	$38,182	$28,751
9/30/2024	$32,323	$39,264	$29,345
10/31/2024	$32,217	$39,134	$29,130
11/30/2024	$34,216	$41,672	$31,068
12/31/2024	$33,444	$42,040	$30,118
1/31/2025	$34,471	$42,871	$31,069
2/28/2025	$33,210	$41,331	$30,473
3/31/2025	$30,540	$37,849	$28,696
4/30/2025	$31,139	$38,520	$28,503
5/31/2025	$34,010	$41,928	$30,310
6/30/2025	$36,607	$44,601	$31,850
7/31/2025	$38,014	$46,285	$32,551
8/31/2025	$38,022	$46,803	$33,305
9/30/2025	$39,203	$49,289	$34,454
10/31/2025	$40,052	$51,079	$35,193
11/30/2025	$38,984	$50,154	$35,289
12/31/2025	$38,298	$49,843	$35,282
1/31/2026	$37,663	$49,089	$35,829
2/28/2026	$36,927	$47,441	$35,659
3/31/2026	$34,819	$44,970	$33,886
4/30/2026	$39,277	$50,319	$37,343
5/31/2026	$40,611	$53,943	$39,235
6/30/2026	$39,258	$52,498	$39,115
7/31/2026	$39,072	$50,001	$38,932

Large Cap Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Administrator Class	2.76	8.71	14.60
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$925,925,222
# of portfolio holdings	39
Portfolio turnover rate	33%
Total advisory fees paid	$5,323,719

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	47.5
Industrials	14.4
Communication services	13.1
Consumer discretionary	9.7
Health care	8.4
Financials	6.9

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.8
Apple, Inc.	7.4
Alphabet, Inc. Class A	7.3
Broadcom, Inc.	6.1
Microsoft Corp.	4.9
Amazon.com, Inc.	3.4
General Electric Co.	3.3
Meta Platforms, Inc. Class A	3.1
Micron Technology, Inc.	2.8
Visa, Inc. Class A	2.7

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3751 07-26

Annual Shareholder Report

Large Cap Growth Fund

July 31, 2026

Class A

STAFX

This annual shareholder report contains important information about Large Cap Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$98	0.97%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments dominated, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed, led by Quanta Services, Inc., and Howmet Aerospace, Inc., which benefited from long-term electrification trends and strong growth within aerospace demand, respectively. In contrast, relative underweights to select mega-cap technology and health care companies, including Apple, Inc., Alphabet, Inc., and Eli Lilly & Co. detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Class A with Load	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$9,425	$10,000	$10,000
8/31/2016	$9,372	$9,950	$10,026
9/30/2016	$9,366	$9,987	$10,041
10/31/2016	$9,130	$9,752	$9,824
11/30/2016	$9,204	$9,964	$10,264
12/31/2016	$9,132	$10,088	$10,464
1/31/2017	$9,544	$10,428	$10,661
2/28/2017	$9,887	$10,861	$11,057
3/31/2017	$10,003	$10,986	$11,065
4/30/2017	$10,290	$11,238	$11,182
5/31/2017	$10,622	$11,530	$11,297
6/30/2017	$10,497	$11,500	$11,399
7/31/2017	$10,801	$11,805	$11,614
8/31/2017	$10,975	$12,022	$11,636
9/30/2017	$11,202	$12,178	$11,920
10/31/2017	$11,682	$12,650	$12,180
11/30/2017	$12,021	$13,034	$12,550
12/31/2017	$12,138	$13,135	$12,675
1/31/2018	$13,249	$14,066	$13,343
2/28/2018	$13,045	$13,697	$12,851
3/31/2018	$12,712	$13,321	$12,593
4/30/2018	$12,773	$13,368	$12,641
5/31/2018	$13,414	$13,954	$12,998
6/30/2018	$13,478	$14,088	$13,083
7/31/2018	$13,823	$14,502	$13,517
8/31/2018	$14,440	$15,295	$13,992
9/30/2018	$14,613	$15,380	$14,015
10/31/2018	$13,106	$14,005	$12,983
11/30/2018	$13,310	$14,154	$13,243
12/31/2018	$12,215	$12,937	$12,011
1/31/2019	$13,398	$14,099	$13,042
2/28/2019	$13,998	$14,604	$13,500
3/31/2019	$14,345	$15,020	$13,697
4/30/2019	$15,185	$15,698	$14,244
5/31/2019	$14,286	$14,707	$13,323
6/30/2019	$15,126	$15,717	$14,258
7/31/2019	$15,344	$16,071	$14,470
8/31/2019	$15,015	$15,948	$14,175
9/30/2019	$15,022	$15,950	$14,424
10/31/2019	$15,178	$16,400	$14,735
11/30/2019	$15,806	$17,128	$15,295
12/31/2019	$16,210	$17,644	$15,736
1/31/2020	$16,729	$18,039	$15,719
2/29/2020	$15,580	$16,810	$14,432
3/31/2020	$13,731	$15,157	$12,447
4/30/2020	$15,935	$17,399	$14,096
5/31/2020	$17,176	$18,567	$14,850
6/30/2020	$17,684	$19,376	$15,189
7/31/2020	$18,952	$20,867	$16,052
8/31/2020	$20,644	$23,020	$17,215
9/30/2020	$19,666	$21,937	$16,588
10/31/2020	$18,937	$21,192	$16,230
11/30/2020	$20,721	$23,362	$18,204
12/31/2020	$21,423	$24,436	$19,023
1/31/2021	$20,796	$24,255	$18,939
2/28/2021	$21,375	$24,250	$19,531
3/31/2021	$21,353	$24,666	$20,231
4/30/2021	$22,816	$26,345	$21,273
5/31/2021	$22,334	$25,980	$21,371
6/30/2021	$23,486	$27,610	$21,898
7/31/2021	$24,117	$28,520	$22,268
8/31/2021	$24,849	$29,586	$22,903
9/30/2021	$23,381	$27,929	$21,875
10/31/2021	$24,827	$30,348	$23,355
11/30/2021	$24,485	$30,534	$22,999
12/31/2021	$24,772	$31,180	$23,905
1/31/2022	$22,261	$28,504	$22,498
2/28/2022	$21,488	$27,293	$21,932
3/31/2022	$22,042	$28,361	$22,643
4/30/2022	$19,048	$24,936	$20,611
5/31/2022	$18,646	$24,356	$20,583
6/30/2022	$17,177	$22,427	$18,861
7/31/2022	$19,104	$25,118	$20,631
8/31/2022	$18,179	$23,948	$19,861
9/30/2022	$16,460	$21,620	$18,019
10/31/2022	$17,279	$22,884	$19,497
11/30/2022	$18,321	$23,927	$20,515
12/31/2022	$17,100	$22,095	$19,313
1/31/2023	$18,321	$23,936	$20,644
2/28/2023	$18,010	$23,652	$20,161
3/31/2023	$19,238	$25,269	$20,700
4/30/2023	$19,662	$25,518	$20,921
5/31/2023	$20,324	$26,681	$21,002
6/30/2023	$21,687	$28,506	$22,436
7/31/2023	$22,134	$29,466	$23,240
8/31/2023	$22,043	$29,202	$22,792
9/30/2023	$20,844	$27,614	$21,706
10/31/2023	$20,697	$27,220	$21,131
11/30/2023	$23,095	$30,188	$23,101
12/31/2023	$24,009	$31,524	$24,326
1/31/2024	$25,233	$32,311	$24,596
2/29/2024	$27,182	$34,515	$25,927
3/31/2024	$27,675	$35,123	$26,764
4/30/2024	$26,211	$33,633	$25,586
5/31/2024	$27,709	$35,647	$26,795
6/30/2024	$29,726	$38,050	$27,625
7/31/2024	$28,625	$37,403	$28,138
8/31/2024	$29,535	$38,182	$28,751
9/30/2024	$30,205	$39,264	$29,345
10/31/2024	$30,095	$39,134	$29,130
11/30/2024	$31,962	$41,672	$31,068
12/31/2024	$31,243	$42,040	$30,118
1/31/2025	$32,195	$42,871	$31,069
2/28/2025	$31,015	$41,331	$30,473
3/31/2025	$28,528	$37,849	$28,696
4/30/2025	$29,087	$38,520	$28,503
5/31/2025	$31,762	$41,928	$30,310
6/30/2025	$34,194	$44,601	$31,850
7/31/2025	$35,508	$46,285	$32,551
8/31/2025	$35,516	$46,803	$33,305
9/30/2025	$36,610	$49,289	$34,454
10/31/2025	$37,413	$51,079	$35,193
11/30/2025	$36,413	$50,154	$35,289
12/31/2025	$35,767	$49,843	$35,282
1/31/2026	$35,182	$49,089	$35,829
2/28/2026	$34,488	$47,441	$35,659
3/31/2026	$32,515	$44,970	$33,886
4/30/2026	$36,689	$50,319	$37,343
5/31/2026	$37,922	$53,943	$39,235
6/30/2026	$36,653	$52,498	$39,115
7/31/2026	$36,489	$50,001	$38,932

Large Cap Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	2.74	8.63	14.50
Class A with Load	(3.17)	7.36	13.82
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$925,925,222
# of portfolio holdings	39
Portfolio turnover rate	33%
Total advisory fees paid	$5,323,719

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	47.5
Industrials	14.4
Communication services	13.1
Consumer discretionary	9.7
Health care	8.4
Financials	6.9

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.8
Apple, Inc.	7.4
Alphabet, Inc. Class A	7.3
Broadcom, Inc.	6.1
Microsoft Corp.	4.9
Amazon.com, Inc.	3.4
General Electric Co.	3.3
Meta Platforms, Inc. Class A	3.1
Micron Technology, Inc.	2.8
Visa, Inc. Class A	2.7

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3354 07-26

Annual Shareholder Report

Large Cap Growth Fund

July 31, 2026

Class R6

STFFX

This annual shareholder report contains important information about Large Cap Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$61	0.60%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments dominated, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed, led by Quanta Services, Inc., and Howmet Aerospace, Inc., which benefited from long-term electrification trends and strong growth within aerospace demand, respectively. In contrast, relative underweights to select mega-cap technology and health care companies, including Apple, Inc., Alphabet, Inc., and Eli Lilly & Co. detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Class R6	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,947	$9,950	$10,026
9/30/2016	$9,944	$9,987	$10,041
10/31/2016	$9,697	$9,752	$9,824
11/30/2016	$9,778	$9,964	$10,264
12/31/2016	$9,708	$10,088	$10,464
1/31/2017	$10,147	$10,428	$10,661
2/28/2017	$10,516	$10,861	$11,057
3/31/2017	$10,645	$10,986	$11,065
4/30/2017	$10,953	$11,238	$11,182
5/31/2017	$11,309	$11,530	$11,297
6/30/2017	$11,181	$11,500	$11,399
7/31/2017	$11,509	$11,805	$11,614
8/31/2017	$11,698	$12,022	$11,636
9/30/2017	$11,944	$12,178	$11,920
10/31/2017	$12,459	$12,650	$12,180
11/30/2017	$12,826	$13,034	$12,550
12/31/2017	$12,954	$13,135	$12,675
1/31/2018	$14,149	$14,066	$13,343
2/28/2018	$13,933	$13,697	$12,851
3/31/2018	$13,582	$13,321	$12,593
4/30/2018	$13,654	$13,368	$12,641
5/31/2018	$14,342	$13,954	$12,998
6/30/2018	$14,417	$14,088	$13,083
7/31/2018	$14,790	$14,502	$13,517
8/31/2018	$15,456	$15,295	$13,992
9/30/2018	$15,647	$15,380	$14,015
10/31/2018	$14,038	$14,005	$12,983
11/30/2018	$14,262	$14,154	$13,243
12/31/2018	$13,092	$12,937	$12,011
1/31/2019	$14,366	$14,099	$13,042
2/28/2019	$15,014	$14,604	$13,500
3/31/2019	$15,394	$15,020	$13,697
4/30/2019	$16,299	$15,698	$14,244
5/31/2019	$15,340	$14,707	$13,323
6/30/2019	$16,245	$15,717	$14,258
7/31/2019	$16,485	$16,071	$14,470
8/31/2019	$16,138	$15,948	$14,175
9/30/2019	$16,152	$15,950	$14,424
10/31/2019	$16,324	$16,400	$14,735
11/30/2019	$17,008	$17,128	$15,295
12/31/2019	$17,444	$17,644	$15,736
1/31/2020	$18,011	$18,039	$15,719
2/29/2020	$16,775	$16,810	$14,432
3/31/2020	$14,791	$15,157	$12,447
4/30/2020	$17,173	$17,399	$14,096
5/31/2020	$18,515	$18,567	$14,850
6/30/2020	$19,070	$19,376	$15,189
7/31/2020	$20,447	$20,867	$16,052
8/31/2020	$22,277	$23,020	$17,215
9/30/2020	$21,227	$21,937	$16,588
10/31/2020	$20,451	$21,192	$16,230
11/30/2020	$22,380	$23,362	$18,204
12/31/2020	$23,147	$24,436	$19,023
1/31/2021	$22,479	$24,255	$18,939
2/28/2021	$23,111	$24,250	$19,531
3/31/2021	$23,093	$24,666	$20,231
4/30/2021	$24,685	$26,345	$21,273
5/31/2021	$24,174	$25,980	$21,371
6/30/2021	$25,429	$27,610	$21,898
7/31/2021	$26,124	$28,520	$22,268
8/31/2021	$26,923	$29,586	$22,903
9/30/2021	$25,340	$27,929	$21,875
10/31/2021	$26,918	$30,348	$23,355
11/30/2021	$26,555	$30,534	$22,999
12/31/2021	$26,876	$31,180	$23,905
1/31/2022	$24,159	$28,504	$22,498
2/28/2022	$23,323	$27,293	$21,932
3/31/2022	$23,937	$28,361	$22,643
4/30/2022	$20,688	$24,936	$20,611
5/31/2022	$20,260	$24,356	$20,583
6/30/2022	$18,672	$22,427	$18,861
7/31/2022	$20,771	$25,118	$20,631
8/31/2022	$19,770	$23,948	$19,861
9/30/2022	$17,909	$21,620	$18,019
10/31/2022	$18,806	$22,884	$19,497
11/30/2022	$19,951	$23,927	$20,515
12/31/2022	$18,624	$22,095	$19,313
1/31/2023	$19,963	$23,936	$20,644
2/28/2023	$19,632	$23,652	$20,161
3/31/2023	$20,976	$25,269	$20,700
4/30/2023	$21,449	$25,518	$20,921
5/31/2023	$22,177	$26,681	$21,002
6/30/2023	$23,675	$28,506	$22,436
7/31/2023	$24,170	$29,466	$23,240
8/31/2023	$24,079	$29,202	$22,792
9/30/2023	$22,775	$27,614	$21,706
10/31/2023	$22,622	$27,220	$21,131
11/30/2023	$25,258	$30,188	$23,101
12/31/2023	$26,264	$31,524	$24,326
1/31/2024	$27,611	$32,311	$24,596
2/29/2024	$29,757	$34,515	$25,927
3/31/2024	$30,299	$35,123	$26,764
4/30/2024	$28,715	$33,633	$25,586
5/31/2024	$30,367	$35,647	$26,795
6/30/2024	$32,587	$38,050	$27,625
7/31/2024	$31,382	$37,403	$28,138
8/31/2024	$32,391	$38,182	$28,751
9/30/2024	$33,136	$39,264	$29,345
10/31/2024	$33,027	$39,134	$29,130
11/30/2024	$35,093	$41,672	$31,068
12/31/2024	$34,314	$42,040	$30,118
1/31/2025	$35,374	$42,871	$31,069
2/28/2025	$34,084	$41,331	$30,473
3/31/2025	$31,358	$37,849	$28,696
4/30/2025	$31,980	$38,520	$28,503
5/31/2025	$34,936	$41,928	$30,310
6/30/2025	$37,616	$44,601	$31,850
7/31/2025	$39,067	$46,285	$32,551
8/31/2025	$39,090	$46,803	$33,305
9/30/2025	$40,311	$49,289	$34,454
10/31/2025	$41,202	$51,079	$35,193
11/30/2025	$40,119	$50,154	$35,289
12/31/2025	$39,421	$49,843	$35,282
1/31/2026	$38,783	$49,089	$35,829
2/28/2026	$38,030	$47,441	$35,659
3/31/2026	$35,869	$44,970	$33,886
4/30/2026	$40,480	$50,319	$37,343
5/31/2026	$41,863	$53,943	$39,235
6/30/2026	$40,471	$52,498	$39,115
7/31/2026	$40,296	$50,001	$38,932

Large Cap Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class R6	3.13	9.05	14.95
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$925,925,222
# of portfolio holdings	39
Portfolio turnover rate	33%
Total advisory fees paid	$5,323,719

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	47.5
Industrials	14.4
Communication services	13.1
Consumer discretionary	9.7
Health care	8.4
Financials	6.9

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.8
Apple, Inc.	7.4
Alphabet, Inc. Class A	7.3
Broadcom, Inc.	6.1
Microsoft Corp.	4.9
Amazon.com, Inc.	3.4
General Electric Co.	3.3
Meta Platforms, Inc. Class A	3.1
Micron Technology, Inc.	2.8
Visa, Inc. Class A	2.7

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4653 07-26

Annual Shareholder Report

Large Cap Growth Fund

July 31, 2026

Institutional Class

STNFX

This annual shareholder report contains important information about Large Cap Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$71	0.70%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments dominated, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Security selection within industrials contributed, led by Quanta Services, Inc., and Howmet Aerospace, Inc., which benefited from long-term electrification trends and strong growth within aerospace demand, respectively. In contrast, relative underweights to select mega-cap technology and health care companies, including Apple, Inc., Alphabet, Inc., and Eli Lilly & Co. detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Institutional Class	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,947	$9,950	$10,026
9/30/2016	$9,944	$9,987	$10,041
10/31/2016	$9,696	$9,752	$9,824
11/30/2016	$9,775	$9,964	$10,264
12/31/2016	$9,703	$10,088	$10,464
1/31/2017	$10,143	$10,428	$10,661
2/28/2017	$10,511	$10,861	$11,057
3/31/2017	$10,637	$10,986	$11,065
4/30/2017	$10,946	$11,238	$11,182
5/31/2017	$11,300	$11,530	$11,297
6/30/2017	$11,169	$11,500	$11,399
7/31/2017	$11,498	$11,805	$11,614
8/31/2017	$11,685	$12,022	$11,636
9/30/2017	$11,931	$12,178	$11,920
10/31/2017	$12,445	$12,650	$12,180
11/30/2017	$12,810	$13,034	$12,550
12/31/2017	$12,939	$13,135	$12,675
1/31/2018	$14,126	$14,066	$13,343
2/28/2018	$13,910	$13,697	$12,851
3/31/2018	$13,562	$13,321	$12,593
4/30/2018	$13,628	$13,368	$12,641
5/31/2018	$14,317	$13,954	$12,998
6/30/2018	$14,389	$14,088	$13,083
7/31/2018	$14,760	$14,502	$13,517
8/31/2018	$15,425	$15,295	$13,992
9/30/2018	$15,613	$15,380	$14,015
10/31/2018	$14,005	$14,005	$12,983
11/30/2018	$14,229	$14,154	$13,243
12/31/2018	$13,061	$12,937	$12,011
1/31/2019	$14,330	$14,099	$13,042
2/28/2019	$14,975	$14,604	$13,500
3/31/2019	$15,352	$15,020	$13,697
4/30/2019	$16,256	$15,698	$14,244
5/31/2019	$15,298	$14,707	$13,323
6/30/2019	$16,198	$15,717	$14,258
7/31/2019	$16,439	$16,071	$14,470
8/31/2019	$16,091	$15,948	$14,175
9/30/2019	$16,102	$15,950	$14,424
10/31/2019	$16,274	$16,400	$14,735
11/30/2019	$16,951	$17,128	$15,295
12/31/2019	$17,383	$17,644	$15,736
1/31/2020	$17,950	$18,039	$15,719
2/29/2020	$16,717	$16,810	$14,432
3/31/2020	$14,738	$15,157	$12,447
4/30/2020	$17,111	$17,399	$14,096
5/31/2020	$18,447	$18,567	$14,850
6/30/2020	$18,995	$19,376	$15,189
7/31/2020	$20,367	$20,867	$16,052
8/31/2020	$22,188	$23,020	$17,215
9/30/2020	$21,139	$21,937	$16,588
10/31/2020	$20,363	$21,192	$16,230
11/30/2020	$22,286	$23,362	$18,204
12/31/2020	$23,047	$24,436	$19,023
1/31/2021	$22,377	$24,255	$18,939
2/28/2021	$23,006	$24,250	$19,531
3/31/2021	$22,988	$24,666	$20,231
4/30/2021	$24,570	$26,345	$21,273
5/31/2021	$24,058	$25,980	$21,371
6/30/2021	$25,303	$27,610	$21,898
7/31/2021	$25,990	$28,520	$22,268
8/31/2021	$26,786	$29,586	$22,903
9/30/2021	$25,213	$27,929	$21,875
10/31/2021	$26,777	$30,348	$23,355
11/30/2021	$26,413	$30,534	$22,999
12/31/2021	$26,735	$31,180	$23,905
1/31/2022	$24,029	$28,504	$22,498
2/28/2022	$23,196	$27,293	$21,932
3/31/2022	$23,801	$28,361	$22,643
4/30/2022	$20,573	$24,936	$20,611
5/31/2022	$20,143	$24,356	$20,583
6/30/2022	$18,565	$22,427	$18,861
7/31/2022	$20,645	$25,118	$20,631
8/31/2022	$19,652	$23,948	$19,861
9/30/2022	$17,799	$21,620	$18,019
10/31/2022	$18,689	$22,884	$19,497
11/30/2022	$19,828	$23,927	$20,515
12/31/2022	$18,507	$22,095	$19,313
1/31/2023	$19,834	$23,936	$20,644
2/28/2023	$19,502	$23,652	$20,161
3/31/2023	$20,840	$25,269	$20,700
4/30/2023	$21,303	$25,518	$20,921
5/31/2023	$22,030	$26,681	$21,002
6/30/2023	$23,511	$28,506	$22,436
7/31/2023	$23,997	$29,466	$23,240
8/31/2023	$23,906	$29,202	$22,792
9/30/2023	$22,613	$27,614	$21,706
10/31/2023	$22,453	$27,220	$21,131
11/30/2023	$25,066	$30,188	$23,101
12/31/2023	$26,065	$31,524	$24,326
1/31/2024	$27,401	$32,311	$24,596
2/29/2024	$29,527	$34,515	$25,927
3/31/2024	$30,066	$35,123	$26,764
4/30/2024	$28,484	$33,633	$25,586
5/31/2024	$30,120	$35,647	$26,795
6/30/2024	$32,322	$38,050	$27,625
7/31/2024	$31,129	$37,403	$28,138
8/31/2024	$32,124	$38,182	$28,751
9/30/2024	$32,860	$39,264	$29,345
10/31/2024	$32,751	$39,134	$29,130
11/30/2024	$34,796	$41,672	$31,068
12/31/2024	$34,018	$42,040	$30,118
1/31/2025	$35,064	$42,871	$31,069
2/28/2025	$33,786	$41,331	$30,473
3/31/2025	$31,083	$37,849	$28,696
4/30/2025	$31,695	$38,520	$28,503
5/31/2025	$34,622	$41,928	$30,310
6/30/2025	$37,279	$44,601	$31,850
7/31/2025	$38,712	$46,285	$32,551
8/31/2025	$38,735	$46,803	$33,305
9/30/2025	$39,944	$49,289	$34,454
10/31/2025	$40,819	$51,079	$35,193
11/30/2025	$39,742	$50,154	$35,289
12/31/2025	$39,046	$49,843	$35,282
1/31/2026	$38,408	$49,089	$35,829
2/28/2026	$37,665	$47,441	$35,659
3/31/2026	$35,523	$44,970	$33,886
4/30/2026	$40,081	$50,319	$37,343
5/31/2026	$41,444	$53,943	$39,235
6/30/2026	$40,063	$52,498	$39,115
7/31/2026	$39,886	$50,001	$38,932

Large Cap Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Institutional Class	3.01	8.94	14.84
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$925,925,222
# of portfolio holdings	39
Portfolio turnover rate	33%
Total advisory fees paid	$5,323,719

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	47.5
Industrials	14.4
Communication services	13.1
Consumer discretionary	9.7
Health care	8.4
Financials	6.9

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	10.8
Apple, Inc.	7.4
Alphabet, Inc. Class A	7.3
Broadcom, Inc.	6.1
Microsoft Corp.	4.9
Amazon.com, Inc.	3.4
General Electric Co.	3.3
Meta Platforms, Inc. Class A	3.1
Micron Technology, Inc.	2.8
Visa, Inc. Class A	2.7

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4137 07-26

Annual Shareholder Report

Premier Large Company Growth Fund

July 31, 2026

Administrator Class

WFPDX

This annual shareholder report contains important information about Premier Large Company Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$101	1.00%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Select stocks within information technology contributed, led by Micron Technology, Inc., and SanDisk Corp., which benefited as AI-driven demand fueled sharp growth in earnings. In contrast, relative underweights to select mega-cap technology companies, including Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Administrator Class	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,946	$9,950	$10,026
9/30/2016	$9,980	$9,987	$10,041
10/31/2016	$9,649	$9,752	$9,824
11/30/2016	$9,696	$9,964	$10,264
12/31/2016	$9,594	$10,088	$10,464
1/31/2017	$10,073	$10,428	$10,661
2/28/2017	$10,454	$10,861	$11,057
3/31/2017	$10,589	$10,986	$11,065
4/30/2017	$10,963	$11,238	$11,182
5/31/2017	$11,345	$11,530	$11,297
6/30/2017	$11,263	$11,500	$11,399
7/31/2017	$11,614	$11,805	$11,614
8/31/2017	$11,787	$12,022	$11,636
9/30/2017	$11,974	$12,178	$11,920
10/31/2017	$12,430	$12,650	$12,180
11/30/2017	$12,759	$13,034	$12,550
12/31/2017	$12,865	$13,135	$12,675
1/31/2018	$14,016	$14,066	$13,343
2/28/2018	$13,776	$13,697	$12,851
3/31/2018	$13,537	$13,321	$12,593
4/30/2018	$13,575	$13,368	$12,641
5/31/2018	$14,246	$13,954	$12,998
6/30/2018	$14,399	$14,088	$13,083
7/31/2018	$14,716	$14,502	$13,517
8/31/2018	$15,521	$15,295	$13,992
9/30/2018	$15,665	$15,380	$14,015
10/31/2018	$14,035	$14,005	$12,983
11/30/2018	$14,256	$14,154	$13,243
12/31/2018	$12,991	$12,937	$12,011
1/31/2019	$14,312	$14,099	$13,042
2/28/2019	$15,070	$14,604	$13,500
3/31/2019	$15,391	$15,020	$13,697
4/30/2019	$16,253	$15,698	$14,244
5/31/2019	$15,529	$14,707	$13,323
6/30/2019	$16,425	$15,717	$14,258
7/31/2019	$16,632	$16,071	$14,470
8/31/2019	$16,425	$15,948	$14,175
9/30/2019	$16,149	$15,950	$14,424
10/31/2019	$16,356	$16,400	$14,735
11/30/2019	$17,091	$17,128	$15,295
12/31/2019	$17,317	$17,644	$15,736
1/31/2020	$17,988	$18,039	$15,719
2/29/2020	$16,795	$16,810	$14,432
3/31/2020	$14,497	$15,157	$12,447
4/30/2020	$16,895	$17,399	$14,096
5/31/2020	$18,261	$18,567	$14,850
6/30/2020	$19,019	$19,376	$15,189
7/31/2020	$20,460	$20,867	$16,052
8/31/2020	$21,938	$23,020	$17,215
9/30/2020	$21,218	$21,937	$16,588
10/31/2020	$20,932	$21,192	$16,230
11/30/2020	$23,193	$23,362	$18,204
12/31/2020	$24,169	$24,436	$19,023
1/31/2021	$23,862	$24,255	$18,939
2/28/2021	$24,866	$24,250	$19,531
3/31/2021	$24,461	$24,666	$20,231
4/30/2021	$26,050	$26,345	$21,273
5/31/2021	$25,186	$25,980	$21,371
6/30/2021	$26,775	$27,610	$21,898
7/31/2021	$27,625	$28,520	$22,268
8/31/2021	$28,462	$29,586	$22,903
9/30/2021	$27,040	$27,929	$21,875
10/31/2021	$29,075	$30,348	$23,355
11/30/2021	$27,737	$30,534	$22,999
12/31/2021	$27,504	$31,180	$23,905
1/31/2022	$24,184	$28,504	$22,498
2/28/2022	$23,745	$27,293	$21,932
3/31/2022	$23,973	$28,361	$22,643
4/30/2022	$20,777	$24,936	$20,611
5/31/2022	$20,268	$24,356	$20,583
6/30/2022	$18,775	$22,427	$18,861
7/31/2022	$21,005	$25,118	$20,631
8/31/2022	$20,074	$23,948	$19,861
9/30/2022	$18,107	$21,620	$18,019
10/31/2022	$18,828	$22,884	$19,497
11/30/2022	$19,583	$23,927	$20,515
12/31/2022	$18,195	$22,095	$19,313
1/31/2023	$19,635	$23,936	$20,644
2/28/2023	$19,231	$23,652	$20,161
3/31/2023	$20,285	$25,269	$20,700
4/30/2023	$20,408	$25,518	$20,921
5/31/2023	$20,988	$26,681	$21,002
6/30/2023	$22,463	$28,506	$22,436
7/31/2023	$22,867	$29,466	$23,240
8/31/2023	$22,568	$29,202	$22,792
9/30/2023	$21,281	$27,614	$21,706
10/31/2023	$20,899	$27,220	$21,131
11/30/2023	$23,333	$30,188	$23,101
12/31/2023	$24,213	$31,524	$24,326
1/31/2024	$25,319	$32,311	$24,596
2/29/2024	$27,578	$34,515	$25,927
3/31/2024	$28,192	$35,123	$26,764
4/30/2024	$26,743	$33,633	$25,586
5/31/2024	$28,315	$35,647	$26,795
6/30/2024	$29,690	$38,050	$27,625
7/31/2024	$29,002	$37,403	$28,138
8/31/2024	$30,377	$38,182	$28,751
9/30/2024	$31,335	$39,264	$29,345
10/31/2024	$31,581	$39,134	$29,130
11/30/2024	$34,454	$41,672	$31,068
12/31/2024	$33,241	$42,040	$30,118
1/31/2025	$34,374	$42,871	$31,069
2/28/2025	$32,834	$41,331	$30,473
3/31/2025	$29,754	$37,849	$28,696
4/30/2025	$30,684	$38,520	$28,503
5/31/2025	$34,112	$41,928	$30,310
6/30/2025	$37,047	$44,601	$31,850
7/31/2025	$38,209	$46,285	$32,551
8/31/2025	$38,180	$46,803	$33,305
9/30/2025	$39,749	$49,289	$34,454
10/31/2025	$40,330	$51,079	$35,193
11/30/2025	$39,517	$50,154	$35,289
12/31/2025	$38,721	$49,843	$35,282
1/31/2026	$37,927	$49,089	$35,829
2/28/2026	$37,700	$47,441	$35,659
3/31/2026	$35,091	$44,970	$33,886
4/30/2026	$39,855	$50,319	$37,343
5/31/2026	$40,876	$53,943	$39,235
6/30/2026	$41,519	$52,498	$39,115
7/31/2026	$38,683	$50,001	$38,932

Premier Large Company Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Administrator Class	1.24	6.97	14.49
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,264,422,517
# of portfolio holdings	63
Portfolio turnover rate	82%
Total advisory fees paid	$8,745,841

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.8
Industrials	20.0
Consumer discretionary	10.2
Communication services	9.7
Health care	9.0
Financials	4.0
Consumer staples	2.8
Energy	1.4
Materials	1.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	8.7
Alphabet, Inc. Class A	6.7
Apple, Inc.	5.9
Broadcom, Inc.	5.1
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.2
Amazon.com, Inc.	2.4
Comfort Systems USA, Inc.	2.2
Eli Lilly & Co.	2.2
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3721 07-26

Annual Shareholder Report

Premier Large Company Growth Fund

July 31, 2026

Class A

EKJAX

This annual shareholder report contains important information about Premier Large Company Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$109	1.08%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Select stocks within information technology contributed, led by Micron Technology, Inc., and SanDisk Corp., which benefited as AI-driven demand fueled sharp growth in earnings. In contrast, relative underweights to select mega-cap technology companies, including Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Class A with Load	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$9,422	$10,000	$10,000
8/31/2016	$9,371	$9,950	$10,026
9/30/2016	$9,403	$9,987	$10,041
10/31/2016	$9,089	$9,752	$9,824
11/30/2016	$9,127	$9,964	$10,264
12/31/2016	$9,036	$10,088	$10,464
1/31/2017	$9,485	$10,428	$10,661
2/28/2017	$9,841	$10,861	$11,057
3/31/2017	$9,969	$10,986	$11,065
4/30/2017	$10,318	$11,238	$11,182
5/31/2017	$10,682	$11,530	$11,297
6/30/2017	$10,603	$11,500	$11,399
7/31/2017	$10,931	$11,805	$11,614
8/31/2017	$11,088	$12,022	$11,636
9/30/2017	$11,266	$12,178	$11,920
10/31/2017	$11,694	$12,650	$12,180
11/30/2017	$12,007	$13,034	$12,550
12/31/2017	$12,101	$13,135	$12,675
1/31/2018	$13,182	$14,066	$13,343
2/28/2018	$12,963	$13,697	$12,851
3/31/2018	$12,734	$13,321	$12,593
4/30/2018	$12,770	$13,368	$12,641
5/31/2018	$13,393	$13,954	$12,998
6/30/2018	$13,531	$14,088	$13,083
7/31/2018	$13,833	$14,502	$13,517
8/31/2018	$14,584	$15,295	$13,992
9/30/2018	$14,721	$15,380	$14,015
10/31/2018	$13,192	$14,005	$12,983
11/30/2018	$13,402	$14,154	$13,243
12/31/2018	$12,213	$12,937	$12,011
1/31/2019	$13,447	$14,099	$13,042
2/28/2019	$14,152	$14,604	$13,500
3/31/2019	$14,460	$15,020	$13,697
4/30/2019	$15,264	$15,698	$14,244
5/31/2019	$14,592	$14,707	$13,323
6/30/2019	$15,429	$15,717	$14,258
7/31/2019	$15,628	$16,071	$14,470
8/31/2019	$15,429	$15,948	$14,175
9/30/2019	$15,165	$15,950	$14,424
10/31/2019	$15,363	$16,400	$14,735
11/30/2019	$16,046	$17,128	$15,295
12/31/2019	$16,263	$17,644	$15,736
1/31/2020	$16,884	$18,039	$15,719
2/29/2020	$15,762	$16,810	$14,432
3/31/2020	$13,603	$15,157	$12,447
4/30/2020	$15,858	$17,399	$14,096
5/31/2020	$17,135	$18,567	$14,850
6/30/2020	$17,850	$19,376	$15,189
7/31/2020	$19,187	$20,867	$16,052
8/31/2020	$20,583	$23,020	$17,215
9/30/2020	$19,903	$21,937	$16,588
10/31/2020	$19,628	$21,192	$16,230
11/30/2020	$21,752	$23,362	$18,204
12/31/2020	$22,665	$24,436	$19,023
1/31/2021	$22,370	$24,255	$18,939
2/28/2021	$23,310	$24,250	$19,531
3/31/2021	$22,934	$24,666	$20,231
4/30/2021	$24,411	$26,345	$21,273
5/31/2021	$23,619	$25,980	$21,371
6/30/2021	$25,096	$27,610	$21,898
7/31/2021	$25,888	$28,520	$22,268
8/31/2021	$26,667	$29,586	$22,903
9/30/2021	$25,337	$27,929	$21,875
10/31/2021	$27,244	$30,348	$23,355
11/30/2021	$25,982	$30,534	$22,999
12/31/2021	$25,753	$31,180	$23,905
1/31/2022	$22,651	$28,504	$22,498
2/28/2022	$22,242	$27,293	$21,932
3/31/2022	$22,464	$28,361	$22,643
4/30/2022	$19,447	$24,936	$20,611
5/31/2022	$18,987	$24,356	$20,583
6/30/2022	$17,572	$22,427	$18,861
7/31/2022	$19,669	$25,118	$20,631
8/31/2022	$18,799	$23,948	$19,861
9/30/2022	$16,959	$21,620	$18,019
10/31/2022	$17,623	$22,884	$19,497
11/30/2022	$18,322	$23,927	$20,515
12/31/2022	$17,027	$22,095	$19,313
1/31/2023	$18,373	$23,936	$20,644
2/28/2023	$17,981	$23,652	$20,161
3/31/2023	$18,970	$25,269	$20,700
4/30/2023	$19,089	$25,518	$20,921
5/31/2023	$19,634	$26,681	$21,002
6/30/2023	$21,015	$28,506	$22,436
7/31/2023	$21,390	$29,466	$23,240
8/31/2023	$21,117	$29,202	$22,792
9/30/2023	$19,903	$27,614	$21,706
10/31/2023	$19,550	$27,220	$21,131
11/30/2023	$21,827	$30,188	$23,101
12/31/2023	$22,648	$31,524	$24,326
1/31/2024	$23,689	$32,311	$24,596
2/29/2024	$25,770	$34,515	$25,927
3/31/2024	$26,350	$35,123	$26,764
4/30/2024	$24,995	$33,633	$25,586
5/31/2024	$26,471	$35,647	$26,795
6/30/2024	$27,754	$38,050	$27,625
7/31/2024	$27,125	$37,403	$28,138
8/31/2024	$28,383	$38,182	$28,751
9/30/2024	$29,278	$39,264	$29,345
10/31/2024	$29,496	$39,134	$29,130
11/30/2024	$32,182	$41,672	$31,068
12/31/2024	$31,029	$42,040	$30,118
1/31/2025	$32,099	$42,871	$31,069
2/28/2025	$30,682	$41,331	$30,473
3/31/2025	$27,790	$37,849	$28,696
4/30/2025	$28,658	$38,520	$28,503
5/31/2025	$31,867	$41,928	$30,310
6/30/2025	$34,615	$44,601	$31,850
7/31/2025	$35,685	$46,285	$32,551
8/31/2025	$35,656	$46,803	$33,305
9/30/2025	$37,102	$49,289	$34,454
10/31/2025	$37,651	$51,079	$35,193
11/30/2025	$36,899	$50,154	$35,289
12/31/2025	$36,164	$49,843	$35,282
1/31/2026	$35,396	$49,089	$35,829
2/28/2026	$35,204	$47,441	$35,659
3/31/2026	$32,747	$44,970	$33,886
4/30/2026	$37,200	$50,319	$37,343
5/31/2026	$38,160	$53,943	$39,235
6/30/2026	$38,736	$52,498	$39,115
7/31/2026	$36,087	$50,001	$38,932

Premier Large Company Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	1.13	6.87	14.37
Class A with Load	(4.67)	5.61	13.69
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,264,422,517
# of portfolio holdings	63
Portfolio turnover rate	82%
Total advisory fees paid	$8,745,841

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.8
Industrials	20.0
Consumer discretionary	10.2
Communication services	9.7
Health care	9.0
Financials	4.0
Consumer staples	2.8
Energy	1.4
Materials	1.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	8.7
Alphabet, Inc. Class A	6.7
Apple, Inc.	5.9
Broadcom, Inc.	5.1
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.2
Amazon.com, Inc.	2.4
Comfort Systems USA, Inc.	2.2
Eli Lilly & Co.	2.2
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4325 07-26

Annual Shareholder Report

Premier Large Company Growth Fund

July 31, 2026

Class R6

EKJFX

This annual shareholder report contains important information about Premier Large Company Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$66	0.65%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Select stocks within information technology contributed, led by Micron Technology, Inc., and SanDisk Corp., which benefited as AI-driven demand fueled sharp growth in earnings. In contrast, relative underweights to select mega-cap technology companies, including Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Class R6	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,947	$9,950	$10,026
9/30/2016	$9,987	$9,987	$10,041
10/31/2016	$9,655	$9,752	$9,824
11/30/2016	$9,702	$9,964	$10,264
12/31/2016	$9,608	$10,088	$10,464
1/31/2017	$10,092	$10,428	$10,661
2/28/2017	$10,474	$10,861	$11,057
3/31/2017	$10,614	$10,986	$11,065
4/30/2017	$10,988	$11,238	$11,182
5/31/2017	$11,377	$11,530	$11,297
6/30/2017	$11,303	$11,500	$11,399
7/31/2017	$11,648	$11,805	$11,614
8/31/2017	$11,832	$12,022	$11,636
9/30/2017	$12,023	$12,178	$11,920
10/31/2017	$12,478	$12,650	$12,180
11/30/2017	$12,815	$13,034	$12,550
12/31/2017	$12,928	$13,135	$12,675
1/31/2018	$14,087	$14,066	$13,343
2/28/2018	$13,853	$13,697	$12,851
3/31/2018	$13,610	$13,321	$12,593
4/30/2018	$13,657	$13,368	$12,641
5/31/2018	$14,330	$13,954	$12,998
6/30/2018	$14,488	$14,088	$13,083
7/31/2018	$14,825	$14,502	$13,517
8/31/2018	$15,628	$15,295	$13,992
9/30/2018	$15,777	$15,380	$14,015
10/31/2018	$14,143	$14,005	$12,983
11/30/2018	$14,376	$14,154	$13,243
12/31/2018	$13,109	$12,937	$12,011
1/31/2019	$14,432	$14,099	$13,042
2/28/2019	$15,199	$14,604	$13,500
3/31/2019	$15,533	$15,020	$13,697
4/30/2019	$16,411	$15,698	$14,244
5/31/2019	$15,688	$14,707	$13,323
6/30/2019	$16,600	$15,717	$14,258
7/31/2019	$16,811	$16,071	$14,470
8/31/2019	$16,611	$15,948	$14,175
9/30/2019	$16,333	$15,950	$14,424
10/31/2019	$16,544	$16,400	$14,735
11/30/2019	$17,289	$17,128	$15,295
12/31/2019	$17,531	$17,644	$15,736
1/31/2020	$18,202	$18,039	$15,719
2/29/2020	$17,004	$16,810	$14,432
3/31/2020	$14,691	$15,157	$12,447
4/30/2020	$17,124	$17,399	$14,096
5/31/2020	$18,502	$18,567	$14,850
6/30/2020	$19,281	$19,376	$15,189
7/31/2020	$20,743	$20,867	$16,052
8/31/2020	$22,265	$23,020	$17,215
9/30/2020	$21,534	$21,937	$16,588
10/31/2020	$21,246	$21,192	$16,230
11/30/2020	$23,547	$23,362	$18,204
12/31/2020	$24,549	$24,436	$19,023
1/31/2021	$24,241	$24,255	$18,939
2/28/2021	$25,257	$24,250	$19,531
3/31/2021	$24,870	$24,666	$20,231
4/30/2021	$26,487	$26,345	$21,273
5/31/2021	$25,618	$25,980	$21,371
6/30/2021	$27,235	$27,610	$21,898
7/31/2021	$28,104	$28,520	$22,268
8/31/2021	$28,972	$29,586	$22,903
9/30/2021	$27,529	$27,929	$21,875
10/31/2021	$29,614	$30,348	$23,355
11/30/2021	$28,251	$30,534	$22,999
12/31/2021	$28,028	$31,180	$23,905
1/31/2022	$24,662	$28,504	$22,498
2/28/2022	$24,214	$27,293	$21,932
3/31/2022	$24,463	$28,361	$22,643
4/30/2022	$21,195	$24,936	$20,611
5/31/2022	$20,681	$24,356	$20,583
6/30/2022	$19,172	$22,427	$18,861
7/31/2022	$21,461	$25,118	$20,631
8/31/2022	$20,515	$23,948	$19,861
9/30/2022	$18,509	$21,620	$18,019
10/31/2022	$19,238	$22,884	$19,497
11/30/2022	$20,018	$23,927	$20,515
12/31/2022	$18,608	$22,095	$19,313
1/31/2023	$20,084	$23,936	$20,644
2/28/2023	$19,670	$23,652	$20,161
3/31/2023	$20,764	$25,269	$20,700
4/30/2023	$20,897	$25,518	$20,921
5/31/2023	$21,494	$26,681	$21,002
6/30/2023	$23,020	$28,506	$22,436
7/31/2023	$23,434	$29,466	$23,240
8/31/2023	$23,136	$29,202	$22,792
9/30/2023	$21,821	$27,614	$21,706
10/31/2023	$21,445	$27,220	$21,131
11/30/2023	$23,943	$30,188	$23,101
12/31/2023	$24,840	$31,524	$24,326
1/31/2024	$26,009	$32,311	$24,596
2/29/2024	$28,301	$34,515	$25,927
3/31/2024	$28,976	$35,123	$26,764
4/30/2024	$27,470	$33,633	$25,586
5/31/2024	$29,111	$35,647	$26,795
6/30/2024	$30,527	$38,050	$27,625
7/31/2024	$29,830	$37,403	$28,138
8/31/2024	$31,246	$38,182	$28,751
9/30/2024	$32,258	$39,264	$29,345
10/31/2024	$32,505	$39,134	$29,130
11/30/2024	$35,472	$41,672	$31,068
12/31/2024	$34,227	$42,040	$30,118
1/31/2025	$35,400	$42,871	$31,069
2/28/2025	$33,836	$41,331	$30,473
3/31/2025	$30,656	$37,849	$28,696
4/30/2025	$31,646	$38,520	$28,503
5/31/2025	$35,191	$41,928	$30,310
6/30/2025	$38,241	$44,601	$31,850
7/31/2025	$39,440	$46,285	$32,551
8/31/2025	$39,414	$46,803	$33,305
9/30/2025	$41,031	$49,289	$34,454
10/31/2025	$41,656	$51,079	$35,193
11/30/2025	$40,848	$50,154	$35,289
12/31/2025	$40,029	$49,843	$35,282
1/31/2026	$39,213	$49,089	$35,829
2/28/2026	$38,985	$47,441	$35,659
3/31/2026	$36,310	$44,970	$33,886
4/30/2026	$41,268	$50,319	$37,343
5/31/2026	$42,312	$53,943	$39,235
6/30/2026	$42,997	$52,498	$39,115
7/31/2026	$40,061	$50,001	$38,932

Premier Large Company Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class R6	1.57	7.35	14.89
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,264,422,517
# of portfolio holdings	63
Portfolio turnover rate	82%
Total advisory fees paid	$8,745,841

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.8
Industrials	20.0
Consumer discretionary	10.2
Communication services	9.7
Health care	9.0
Financials	4.0
Consumer staples	2.8
Energy	1.4
Materials	1.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	8.7
Alphabet, Inc. Class A	6.7
Apple, Inc.	5.9
Broadcom, Inc.	5.1
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.2
Amazon.com, Inc.	2.4
Comfort Systems USA, Inc.	2.2
Eli Lilly & Co.	2.2
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4654 07-26

Annual Shareholder Report

Premier Large Company Growth Fund

July 31, 2026

Institutional Class

EKJYX

This annual shareholder report contains important information about Premier Large Company Growth Fund for the period from August 1, 2025 to July 31, 2026. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$71	0.70%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark for the 12-month period that ended on July 31, 2026. The period was a strong but volatile one for U.S. equities. During the first half of the period, economic growth remained positive while inflation eased and consumer strength persisted. In early 2026, a “super cycle” of artificial intelligence (AI)-related investments continued to dominate, with market leadership driven by the race for computing power. This sparked an intense focus on AI capital commitments, prompting concerns about future monetization. The war in Iran elevated geopolitical risk and volatility in market leadership. Despite these headwinds, excitement around AI continued, leading to strong performance across a relatively small group of perceived beneficiaries.

Select stocks within information technology contributed, led by Micron Technology, Inc., and SanDisk Corp., which benefited as AI-driven demand fueled sharp growth in earnings. In contrast, relative underweights to select mega-cap technology companies, including Apple, Inc. and Alphabet, Inc., detracted from returns.

Total return based on a $10,000 investment

Table Summary
	Institutional Class	Russell 1000® Growth Index	Russell 3000® Index
7/31/2016	$10,000	$10,000	$10,000
8/31/2016	$9,947	$9,950	$10,026
9/30/2016	$9,987	$9,987	$10,041
10/31/2016	$9,655	$9,752	$9,824
11/30/2016	$9,701	$9,964	$10,264
12/31/2016	$9,607	$10,088	$10,464
1/31/2017	$10,085	$10,428	$10,661
2/28/2017	$10,475	$10,861	$11,057
3/31/2017	$10,614	$10,986	$11,065
4/30/2017	$10,982	$11,238	$11,182
5/31/2017	$11,379	$11,530	$11,297
6/30/2017	$11,298	$11,500	$11,399
7/31/2017	$11,644	$11,805	$11,614
8/31/2017	$11,820	$12,022	$11,636
9/30/2017	$12,011	$12,178	$11,920
10/31/2017	$12,474	$12,650	$12,180
11/30/2017	$12,812	$13,034	$12,550
12/31/2017	$12,916	$13,135	$12,675
1/31/2018	$14,077	$14,066	$13,343
2/28/2018	$13,843	$13,697	$12,851
3/31/2018	$13,599	$13,321	$12,593
4/30/2018	$13,646	$13,368	$12,641
5/31/2018	$14,320	$13,954	$12,998
6/30/2018	$14,479	$14,088	$13,083
7/31/2018	$14,807	$14,502	$13,517
8/31/2018	$15,612	$15,295	$13,992
9/30/2018	$15,761	$15,380	$14,015
10/31/2018	$14,123	$14,005	$12,983
11/30/2018	$14,357	$14,154	$13,243
12/31/2018	$13,087	$12,937	$12,011
1/31/2019	$14,414	$14,099	$13,042
2/28/2019	$15,183	$14,604	$13,500
3/31/2019	$15,517	$15,020	$13,697
4/30/2019	$16,387	$15,698	$14,244
5/31/2019	$15,662	$14,707	$13,323
6/30/2019	$16,576	$15,717	$14,258
7/31/2019	$16,788	$16,071	$14,470
8/31/2019	$16,576	$15,948	$14,175
9/30/2019	$16,298	$15,950	$14,424
10/31/2019	$16,520	$16,400	$14,735
11/30/2019	$17,256	$17,128	$15,295
12/31/2019	$17,499	$17,644	$15,736
1/31/2020	$18,172	$18,039	$15,719
2/29/2020	$16,970	$16,810	$14,432
3/31/2020	$14,663	$15,157	$12,447
4/30/2020	$17,090	$17,399	$14,096
5/31/2020	$18,472	$18,567	$14,850
6/30/2020	$19,242	$19,376	$15,189
7/31/2020	$20,696	$20,867	$16,052
8/31/2020	$22,210	$23,020	$17,215
9/30/2020	$21,489	$21,937	$16,588
10/31/2020	$21,201	$21,192	$16,230
11/30/2020	$23,496	$23,362	$18,204
12/31/2020	$24,488	$24,436	$19,023
1/31/2021	$24,180	$24,255	$18,939
2/28/2021	$25,199	$24,250	$19,531
3/31/2021	$24,810	$24,666	$20,231
4/30/2021	$26,419	$26,345	$21,273
5/31/2021	$25,561	$25,980	$21,371
6/30/2021	$27,170	$27,610	$21,898
7/31/2021	$28,029	$28,520	$22,268
8/31/2021	$28,887	$29,586	$22,903
9/30/2021	$27,452	$27,929	$21,875
10/31/2021	$29,531	$30,348	$23,355
11/30/2021	$28,176	$30,534	$22,999
12/31/2021	$27,953	$31,180	$23,905
1/31/2022	$24,586	$28,504	$22,498
2/28/2022	$24,136	$27,293	$21,932
3/31/2022	$24,386	$28,361	$22,643
4/30/2022	$21,136	$24,936	$20,611
5/31/2022	$20,619	$24,356	$20,583
6/30/2022	$19,102	$22,427	$18,861
7/31/2022	$21,386	$25,118	$20,631
8/31/2022	$20,452	$23,948	$19,861
9/30/2022	$18,452	$21,620	$18,019
10/31/2022	$19,185	$22,884	$19,497
11/30/2022	$19,952	$23,927	$20,515
12/31/2022	$18,535	$22,095	$19,313
1/31/2023	$20,019	$23,936	$20,644
2/28/2023	$19,602	$23,652	$20,161
3/31/2023	$20,686	$25,269	$20,700
4/30/2023	$20,819	$25,518	$20,921
5/31/2023	$21,419	$26,681	$21,002
6/30/2023	$22,936	$28,506	$22,436
7/31/2023	$23,353	$29,466	$23,240
8/31/2023	$23,053	$29,202	$22,792
9/30/2023	$21,749	$27,614	$21,706
10/31/2023	$21,371	$27,220	$21,131
11/30/2023	$23,846	$30,188	$23,101
12/31/2023	$24,749	$31,524	$24,326
1/31/2024	$25,905	$32,311	$24,596
2/29/2024	$28,194	$34,515	$25,927
3/31/2024	$28,852	$35,123	$26,764
4/30/2024	$27,356	$33,633	$25,586
5/31/2024	$28,988	$35,647	$26,795
6/30/2024	$30,393	$38,050	$27,625
7/31/2024	$29,713	$37,403	$28,138
8/31/2024	$31,118	$38,182	$28,751
9/30/2024	$32,115	$39,264	$29,345
10/31/2024	$32,365	$39,134	$29,130
11/30/2024	$35,311	$41,672	$31,068
12/31/2024	$34,078	$42,040	$30,118
1/31/2025	$35,263	$42,871	$31,069
2/28/2025	$33,683	$41,331	$30,473
3/31/2025	$30,523	$37,849	$28,696
4/30/2025	$31,497	$38,520	$28,503
5/31/2025	$35,026	$41,928	$30,310
6/30/2025	$38,055	$44,601	$31,850
7/31/2025	$39,266	$46,285	$32,551
8/31/2025	$39,214	$46,803	$33,305
9/30/2025	$40,847	$49,289	$34,454
10/31/2025	$41,452	$51,079	$35,193
11/30/2025	$40,636	$50,154	$35,289
12/31/2025	$39,836	$49,843	$35,282
1/31/2026	$39,042	$49,089	$35,829
2/28/2026	$38,810	$47,441	$35,659
3/31/2026	$36,130	$44,970	$33,886
4/30/2026	$41,060	$50,319	$37,343
5/31/2026	$42,086	$53,943	$39,235
6/30/2026	$42,748	$52,498	$39,115
7/31/2026	$39,836	$50,001	$38,932

Premier Large Company Growth Fund

Annual Shareholder Report | July 31, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Institutional Class	1.45	7.28	14.82
Russell 1000® Growth Index	8.03	11.88	17.46
Russell 3000® Index	19.60	11.82	14.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Table Summary
Total net assets	$1,264,422,517
# of portfolio holdings	63
Portfolio turnover rate	82%
Total advisory fees paid	$8,745,841

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	41.8
Industrials	20.0
Consumer discretionary	10.2
Communication services	9.7
Health care	9.0
Financials	4.0
Consumer staples	2.8
Energy	1.4
Materials	1.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	8.7
Alphabet, Inc. Class A	6.7
Apple, Inc.	5.9
Broadcom, Inc.	5.1
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.2
Amazon.com, Inc.	2.4
Comfort Systems USA, Inc.	2.2
Eli Lilly & Co.	2.2
Quanta Services, Inc.	2.1
UL Solutions, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4123 07-26

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the registrant by the registrant’s principal accountant. These fees were billed to the registrant and were approved by the registrant’s audit committee.

	Fiscal year ended July 31, 2026	Fiscal year ended July 31, 2025
Audit fees	$223,510	$230,170
Audit-related fees(1)	7,800	21,540
Tax fees (2)	—	21,120
All other fees	—	—

	$231,310	$272,830

(1)

Audit-related fees consist of services associated with registration statements and other regulatory filings, including filings related to fund mergers, ETF share class launch, and responses to SEC staff comments.

(2)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements filed under Item 7(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are included as part of the Financial Statements filed under Item 7(a) of this Form.

Allspring Disciplined U.S. Core Fund
Long Form Financial Statements
Annual Report
July 31, 2026

Allspring Disciplined U.S. Core Fund | 1

Portfolio of investments—July 31, 2026
Portfolio of investments

	Shares	Value
Common stocks: 97.92%
Communication services: 9.48%
Diversified telecommunication services: 0.46%
AT&T, Inc.	294,320	$6,842,940
Comcast Corp. Class A	46,477	1,113,589
Verizon Communications, Inc.	38,247	1,790,342
		9,746,871
Entertainment: 0.82%
Netflix, Inc.†	179,083	12,842,042
Spotify Technology SA†	8,781	4,389,973
		17,232,015
Interactive media & services: 8.20%
Alphabet, Inc. Class A	171,426	61,049,941
Alphabet, Inc. Class C	184,796	65,907,493
Meta Platforms, Inc. Class A	78,094	43,475,711
Pinterest, Inc. Class A†	84,453	2,027,717
		172,460,862
Consumer discretionary: 8.84%
Automobile components: 0.20%
Aptiv PLC†	75,288	4,251,513
Automobiles: 1.42%
General Motors Co.	34,164	3,035,813
Tesla, Inc.†	86,056	26,781,488
		29,817,301
Broadline retail: 4.12%
Amazon.com, Inc.†	313,499	85,140,059
eBay, Inc.	14,739	1,680,393
		86,820,452
Hotels, restaurants & leisure: 1.15%
Booking Holdings, Inc.	25,969	5,009,420
Expedia Group, Inc.	27,356	8,062,908
McDonald’s Corp.	21,252	5,751,641
Viking Holdings Ltd.†	50,944	5,316,006
		24,139,975
Household durables: 0.35%
PulteGroup, Inc.	58,886	7,447,312
Specialty retail: 1.04%
Gap, Inc.	65,922	1,324,373
Home Depot, Inc.	19,281	6,400,521
TJX Cos., Inc.	58,363	9,182,834
Ulta Beauty, Inc.†	9,549	4,897,014
		21,804,742
The accompanying notes are an integral part of these financial statements.
2 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Textiles, apparel & luxury goods: 0.56%
Crocs, Inc.†	14,736	$1,886,355
Deckers Outdoor Corp.†	88,704	8,593,644
lululemon athletica, Inc.†	10,172	1,209,146
		11,689,145
Consumer staples: 4.69%
Beverages: 0.20%
Monster Beverage Corp.†	24,908	2,400,633
PepsiCo, Inc.	12,452	1,737,801
		4,138,434
Consumer staples distribution & retail: 2.58%
Costco Wholesale Corp.	20,836	19,833,580
Dollar General Corp.	31,516	4,004,108
Maplebear, Inc.†	52,306	2,332,848
Target Corp.	76,931	11,115,760
Walmart, Inc.	152,921	17,004,815
		54,291,111
Food products: 0.55%
Pilgrim’s Pride Corp.	76,871	2,103,191
Smithfield Foods, Inc.	187,530	4,883,281
Tyson Foods, Inc. Class A	78,491	4,549,338
		11,535,810
Household products: 0.26%
Procter & Gamble Co.	37,897	5,475,737
Tobacco: 1.10%
Altria Group, Inc.	202,456	13,833,819
Philip Morris International, Inc.	49,466	9,439,102
		23,272,921
Energy: 3.36%
Oil, gas & consumable fuels: 3.36%
Cheniere Energy, Inc.	14,109	3,718,709
Chevron Corp.	62,986	12,397,534
Devon Energy Corp.	82,324	3,715,282
EOG Resources, Inc.	32,084	4,770,570
ExxonMobil Holdings Corp.	117,253	18,225,806
Phillips 66	65,086	13,777,405
Valero Energy Corp.	45,170	14,133,693
		70,738,999
Financials: 12.71%
Banks: 3.95%
Bank of America Corp.	160,348	9,933,559
Citigroup, Inc.	150,134	19,885,248
JPMorgan Chase & Co.	78,073	27,465,301
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 3

Portfolio of investments—July 31, 2026

	Shares	Value
Banks(continued)
PNC Financial Services Group, Inc.	32,311	$8,073,549
Popular, Inc.	43,366	7,598,157
U.S. Bancorp	112,473	7,086,924
Wells Fargo & Co.	36,702	3,172,888
		83,215,626
Capital markets: 3.60%
Bank of New York Mellon Corp.	112,125	17,528,501
BlackRock, Inc.	4,198	4,577,457
Charles Schwab Corp.	147,702	15,544,158
CME Group, Inc.	10,061	2,694,235
Goldman Sachs Group, Inc.	20,292	20,664,967
Interactive Brokers Group, Inc. Class A	86,044	7,571,012
Virtu Financial, Inc. Class A	123,638	7,261,260
		75,841,590
Consumer finance: 0.64%
American Express Co.	11,674	3,925,383
Capital One Financial Corp.	36,614	7,652,692
Synchrony Financial	23,846	1,807,288
		13,385,363
Financial services: 2.79%
Berkshire Hathaway, Inc. Class B†	51,751	26,472,706
Mastercard, Inc. Class A	32,179	18,441,785
Visa, Inc. Class A	37,378	13,685,207
		58,599,698
Insurance: 1.73%
Allstate Corp.	15,644	4,131,268
Assurant, Inc.	28,548	7,970,316
Axis Capital Holdings Ltd.	35,310	3,718,849
Hartford Insurance Group, Inc.	76,838	10,904,081
Marsh & McLennan Cos., Inc.	8,332	1,580,497
Progressive Corp.	38,386	8,115,568
		36,420,579
Health care: 8.94%
Biotechnology: 2.44%
AbbVie, Inc.	89,074	22,352,230
Exelixis, Inc.†	113,371	6,012,064
Gilead Sciences, Inc.	77,059	10,033,852
Incyte Corp.†	48,274	5,769,708
Regeneron Pharmaceuticals, Inc.	9,509	7,251,849
		51,419,703
Health care equipment & supplies: 1.06%
Abbott Laboratories	112,464	11,887,445
Boston Scientific Corp.†	63,374	2,961,467
The accompanying notes are an integral part of these financial statements.
4 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Health care equipment & supplies(continued)
Globus Medical, Inc. Class A†	20,462	$1,612,201
Intuitive Surgical, Inc.†	16,347	5,775,885
		22,236,998
Health care providers & services: 2.00%
Cencora, Inc.	16,904	5,262,891
CVS Health Corp.	68,964	7,201,910
McKesson Corp.	13,710	11,738,365
Tenet Healthcare Corp.†	26,855	6,842,117
UnitedHealth Group, Inc.	20,634	8,550,730
Universal Health Services, Inc. Class B	14,889	2,507,903
		42,103,916
Health care technology: 0.26%
Veeva Systems, Inc. Class A†	26,743	5,449,689
Life sciences tools & services: 0.16%
Thermo Fisher Scientific, Inc.	6,015	3,454,415
Pharmaceuticals: 3.02%
Bristol-Myers Squibb Co.	139,464	9,108,394
Eli Lilly & Co.	24,784	28,472,851
Johnson & Johnson	45,013	11,539,082
Merck & Co., Inc.	110,327	14,364,575
		63,484,902
Industrials: 7.87%
Aerospace & defense: 2.22%
General Dynamics Corp.	36,353	13,938,467
General Electric Co.	29,033	10,453,912
Honeywell Aerospace, Inc.†	16,311	3,372,136
Howmet Aerospace, Inc.	23,331	6,585,408
Lockheed Martin Corp.	15,168	8,839,001
RTX Corp.	16,498	3,550,700
		46,739,624
Building products: 0.51%
Johnson Controls International PLC	32,179	4,719,372
Owens Corning	22,997	3,194,283
Trane Technologies PLC	6,402	2,912,590
		10,826,245
Commercial services & supplies: 0.21%
Veralto Corp.	46,662	4,394,161
Construction & engineering: 1.24%
EMCOR Group, Inc.	13,151	10,487,002
MasTec, Inc.†	25,089	6,600,916
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 5

Portfolio of investments—July 31, 2026

	Shares	Value
Construction & engineering(continued)
Quanta Services, Inc.	4,580	$3,056,509
Valmont Industries, Inc.	12,221	5,886,855
		26,031,282
Electrical equipment: 0.81%
Emerson Electric Co.	19,239	2,882,387
GE Vernova, Inc.	8,306	8,225,349
Regal Rexnord Corp.	12,252	2,514,478
Vertiv Holdings Co. Class A	13,791	3,331,492
		16,953,706
Ground transportation: 0.42%
Uber Technologies, Inc.†	47,981	3,375,943
Union Pacific Corp.	18,832	5,501,392
		8,877,335
Industrial conglomerates: 0.19%
Honeywell International, Inc.	16,311	3,964,389
Machinery: 1.25%
AGCO Corp.	52,384	5,351,549
Allison Transmission Holdings, Inc.	63,179	7,236,523
Caterpillar, Inc.	6,349	5,173,229
Mueller Industries, Inc.	34,051	2,261,327
Oshkosh Corp.	21,613	3,077,907
Parker-Hannifin Corp.	3,234	3,158,098
		26,258,633
Passenger airlines: 0.33%
United Airlines Holdings, Inc.†	58,058	7,044,177
Professional services: 0.69%
CACI International, Inc. Class A†	7,576	3,770,954
Leidos Holdings, Inc.	46,650	5,392,740
Science Applications International Corp.	25,891	3,032,613
SS&C Technologies Holdings, Inc.	29,569	2,278,291
		14,474,598
Information technology: 35.87%
Communications equipment: 1.33%
Arista Networks, Inc.†	37,079	6,687,198
Ciena Corp.†	3,624	1,366,429
Cisco Systems, Inc.	159,041	18,447,165
Lumentum Holdings, Inc.†	2,218	1,583,519
		28,084,311
Electronic equipment, instruments & components: 1.36%
Amphenol Corp. Class A	29,767	4,783,557
Coherent Corp.†	2,695	708,489
Corning, Inc.	20,334	2,811,175
The accompanying notes are an integral part of these financial statements.
6 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Electronic equipment, instruments & components(continued)
Flex Ltd.†	27,242	$3,098,777
Ingram Micro Holding Corp.	161,608	4,558,962
Jabil, Inc.	7,700	2,425,885
Keysight Technologies, Inc.†	9,726	3,103,372
TD SYNNEX Corp.	28,037	7,169,061
		28,659,278
IT services: 1.07%
Accenture PLC Class A	3,620	600,630
International Business Machines Corp.	27,798	6,217,023
MongoDB, Inc. Class A†	25,281	8,531,832
Okta, Inc.†	50,013	7,098,345
		22,447,830
Semiconductors & semiconductor equipment: 16.87%
Advanced Micro Devices, Inc.†	49,880	23,750,362
Analog Devices, Inc.	2,400	881,784
Applied Materials, Inc.	17,779	9,025,865
Astera Labs, Inc.†	5,720	1,780,236
Broadcom, Inc.	181,401	70,615,781
Credo Technology Group Holding Ltd.†	12,802	2,649,886
Intel Corp.†	91,627	8,264,755
KLA Corp.	76,124	13,916,990
Lam Research Corp.	61,123	17,910,262
MACOM Technology Solutions Holdings, Inc.†	5,534	1,391,469
Marvell Technology, Inc.	27,966	5,245,303
Micron Technology, Inc.	36,705	30,209,316
Monolithic Power Systems, Inc.	599	854,192
NVIDIA Corp.	778,759	156,335,869
Onto Innovation, Inc.†	11,816	3,055,381
QUALCOMM, Inc.	29,702	4,384,312
Texas Instruments, Inc.	17,415	4,802,012
		355,073,775
Software: 7.72%
Adobe, Inc.†	11,679	2,924,538
AppLovin Corp. Class A†	16,354	6,474,549
Autodesk, Inc.†	5,991	1,403,092
Datadog, Inc. Class A†	12,177	3,263,071
Fortinet, Inc.†	66,904	10,835,103
Microsoft Corp.	238,324	110,753,929
Oracle Corp.	44,401	5,766,358
Palantir Technologies, Inc. Class A†	57,342	7,056,506
Pegasystems, Inc.	61,792	1,887,746
Salesforce, Inc.	29,543	5,436,503
ServiceNow, Inc.†	35,247	3,920,524
Zoom Communications, Inc. Class A†	29,655	2,848,956
		162,570,875
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 7

Portfolio of investments—July 31, 2026

	Shares	Value
Technology hardware, storage & peripherals: 7.52%
Apple, Inc.	472,183	$145,862,051
Sandisk Corp.†	4,867	5,912,578
Western Digital Corp.	11,803	6,430,746
		158,205,375
Materials: 2.34%
Chemicals: 1.22%
Celanese Corp. Class A	30,512	1,364,497
CF Industries Holdings, Inc.	44,052	5,514,870
Corteva, Inc.	49,505	3,896,539
Element Solutions, Inc.	83,647	3,072,354
Linde PLC	24,627	11,781,064
		25,629,324
Containers & packaging: 0.53%
Crown Holdings, Inc.	95,587	11,264,928
Metals & mining: 0.59%
Alcoa Corp.	31,165	1,410,528
Coeur Mining, Inc.	167,701	2,500,422
Newmont Corp.	63,736	5,972,700
Southern Copper Corp.	14,053	2,567,624
		12,451,274
Real estate: 1.71%
Hotel & resort REITs: 0.48%
Host Hotels & Resorts, Inc.	402,769	10,121,585
Retail REITs: 0.48%
Simon Property Group, Inc.	44,198	10,137,695
Specialized REITs: 0.75%
Gaming & Leisure Properties, Inc.	116,799	5,231,427
VICI Properties, Inc. Class A	399,695	10,531,964
		15,763,391
Utilities: 2.11%
Electric utilities: 1.56%
American Electric Power Co., Inc.	92,973	11,886,598
Duke Energy Corp.	100,414	12,594,928
NextEra Energy, Inc.	69,448	6,036,420
NRG Energy, Inc.	16,900	2,269,501
		32,787,447
Gas utilities: 0.32%
National Fuel Gas Co.	81,109	6,676,082
The accompanying notes are an integral part of these financial statements.
8 | Allspring Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Independent power and renewable electricity producers: 0.23%
Vistra Corp.	33,552	$4,972,071
Total common stocks (Cost $1,175,256,077)		2,060,885,070

		Yield
Short-term investments: 1.79%
Investment companies: 1.79%
Allspring Government Money Market Fund Select Class♠∞		3.59%	37,656,455	37,656,455
Total short-term investments (Cost $37,656,455)				37,656,455
Total investments in securities (Cost $1,212,912,532)	99.71%			2,098,541,525
Other assets and liabilities, net	0.29			6,018,750
Total net assets	100.00%			$2,104,560,275

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,565,301	$279,356,587	$(264,265,433)	$0	$0	$37,656,455	37,656,455	$1,578,881
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	97	9-18-2026	$36,721,268	$36,468,363	$0	$(252,905)
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 9

Statement of assets and liabilities—July 31, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,175,256,077)	$2,060,885,070
Investments in affiliated securities, at value (cost $37,656,455)	37,656,455
Cash	213
Cash at broker segregated for futures contracts	3,316,500
Receivable for Fund shares sold	2,906,650
Receivable for dividends	864,023
Receivable for daily variation margin on open futures contracts	226,737
Prepaid expenses and other assets	82,104
Total assets	2,105,937,752
Liabilities
Management fee payable	527,030
Payable for Fund shares redeemed	435,368
Administration fees payable	219,099
Shareholder servicing fees payable	161,389
Distribution fee payable	13,523
Accrued expenses and other liabilities	21,068
Total liabilities	1,377,477
Total net assets	$2,104,560,275
Net assets consist of
Paid-in capital	$1,128,225,948
Total distributable earnings	976,334,327
Total net assets	$2,104,560,275
Computation of net asset value and offering price per share
Net assets–Class A	$691,869,603
Shares outstanding–Class A1	24,124,936
Net asset value per share–Class A	$28.68
Maximum offering price per share – Class A2	$30.43
Net assets–Class C	$22,700,790
Shares outstanding–Class C1	911,414
Net asset value per share–Class C	$24.91
Net assets–Class R6	$288,603,118
Shares outstanding–Class R6[1]	9,622,806
Net asset value per share–Class R6	$29.99
Net assets–Institutional Class	$1,101,386,764
Shares outstanding–Institutional Class[1]	37,294,604
Net asset value per share–Institutional Class	$29.53
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Disciplined U.S. Core Fund

Statement of operations—year ended July 31, 2026
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $5,192)	$16,617,054
Income from affiliated securities	1,578,881
Interest	97,232
Total investment income	18,293,167
Expenses
Management fee	5,249,422
Administration fees
Class A	1,295,141
Class C	35,800
Class R6	88,833
Administrator Class	9,121 [1]
Institutional Class	735,640
Shareholder servicing fees
Class A	1,622,698
Class C	45,005
Administrator Class	16,896 [1]
Distribution fee
Class C	135,016
Custody and accounting fees	49,630
Professional fees	53,415
Registration fees	142,249
Shareholder report expenses	55,771
Trustees’ fees and expenses	20,873
Other fees and expenses	105,347
Total expenses	9,660,857
Less: Fee waivers and/or expense reimbursements
Class A	(36,574)
Institutional Class	(109,558)
Net expenses	9,514,725
Net investment income	8,778,442
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	77,178,216
Futures contracts	6,867,719
Net realized gains on investments	84,045,935
Net change in unrealized gains (losses) on
Unaffiliated securities	198,669,810
Futures contracts	(1,283,430)
Net change in unrealized gains (losses) on investments	197,386,380
Net realized and unrealized gains (losses) on investments	281,432,315
Net increase in net assets resulting from operations	$290,210,757
1 For the period from August 1, 2025 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 11

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
Operations
Net investment income		$8,778,442		$8,335,954
Net realized gains on investments		84,045,935		71,067,494
Net change in unrealized gains (losses) on investments		197,386,380		119,636,404
Net increase in net assets resulting from operations		290,210,757		199,039,852
Distributions to shareholders from
Net investment income and net realized gains
Class A		(34,045,510)		(36,606,550)
Class C		(981,982)		(697,774)
Class R6		(16,098,858)		(16,920,202)
Administrator Class		0 [1]		(3,344,357)
Institutional Class		(29,085,504)		(15,851,110)
Total distributions to shareholders		(80,211,854)		(73,419,993)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,703,593	45,559,070	1,301,549	30,381,370
Class C	517,085	12,028,097	193,191	4,045,500
Class R6	1,650,620	45,524,857	1,784,553	41,433,194
Administrator Class	54,042 [1]	1,433,302 [1]	228,373	5,586,003
Institutional Class	26,084,085	736,944,479	6,065,721	146,505,092
		841,489,805		227,951,159
Reinvestment of distributions
Class A	1,227,208	31,755,559	1,443,487	34,313,174
Class C	39,917	897,329	27,843	581,921
Class R6	534,106	14,474,063	637,773	15,805,286
Administrator Class	0 [1]	0 [1]	122,725	3,056,528
Institutional Class	986,880	26,330,078	604,427	14,756,748
		73,457,029		68,513,657
Payment for shares redeemed
Class A	(2,885,171)	(76,711,502)	(3,027,279)	(70,146,040)
Class C	(166,208)	(3,874,884)	(284,650)	(5,844,797)
Class R6	(3,537,695)	(96,100,597)	(3,021,592)	(73,712,850)
Administrator Class	(39,864)[1]	(1,068,992)[1]	(461,142)	(11,389,322)
Institutional Class	(5,352,949)	(147,196,964)	(2,495,259)	(58,640,174)
		(324,952,939)		(219,733,183)
1 For the period from August 1, 2025 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined U.S. Core Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
	Shares		Shares
Share conversions
Administrator Class	(2,120,394)[2]	$(58,364,707)[2]	0	$0
Institutional Class	2,161,592 [2]	58,364,707 [2]	0	0
		0		0
Net increase in net assets resulting from capital share transactions		589,993,895		76,731,633
Total increase in net assets		799,992,798		202,351,492
Net assets
Beginning of period		1,304,567,477		1,102,215,985
End of period		$2,104,560,275		$1,304,567,477
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 13

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$25.10	$22.62	$20.05	$20.25	$22.77
Net investment income	0.10 [1]	0.13 [1]	0.14 [1]	0.13	0.16
Net realized and unrealized gains (losses) on investments	4.92	3.88	4.18	2.06	(0.78)
Total from investment operations	5.02	4.01	4.32	2.19	(0.62)
Distributions to shareholders from
Net investment income	(0.10)	(0.13)	(0.14)	(0.15)	(0.16)
Net realized gains	(1.34)	(1.40)	(1.61)	(2.24)	(1.74)
Total distributions to shareholders	(1.44)	(1.53)	(1.75)	(2.39)	(1.90)
Net asset value, end of period	$28.68	$25.10	$22.62	$20.05	$20.25
Total return[2]	20.63%	18.12%	23.54%	13.00%	(3.60)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.84%	0.83%	0.85%	0.84%
Net expenses	0.81%	0.83%	0.83%	0.84%	0.84%
Net investment income	0.38%	0.54%	0.67%	0.82%	0.73%
Supplemental data
Portfolio turnover rate	25%	31%	37%	43%	25%
Net assets, end of period (000s omitted)	$691,870	$604,288	$551,170	$473,167	$453,829

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2026	2025	2024	2023	2022
Net asset value, beginning of period	$22.04	$20.06	$17.96	$18.37	$20.82
Net investment income (loss)	(0.09)[1]	(0.05)[1]	(0.01)[1]	0.03	(0.00)[2]
Net realized and unrealized gains (losses) on investments	4.30	3.43	3.72	1.80	(0.71)
Total from investment operations	4.21	3.38	3.71	1.83	(0.71)
Distributions to shareholders from
Net realized gains	(1.34)	(1.40)	(1.61)	(2.24)	(1.74)
Net asset value, end of period	$24.91	$22.04	$20.06	$17.96	$18.37
Total return[3]	19.76%	17.21%	22.64%	12.12%	(4.30)%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.58%	1.58%	1.60%	1.59%
Net expenses	1.57%	1.58%	1.56%	1.59%	1.59%
Net investment income (loss)	(0.38)%	(0.22)%	(0.03)%	0.08%	(0.02)%
Supplemental data
Portfolio turnover rate	25%	31%	37%	43%	25%
Net assets, end of period (000s omitted)	$22,701	$11,475	$11,722	$17,763	$21,381

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 15

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$26.18	$23.54	$20.79	$20.93	$23.46
Net investment income	0.22 [1]	0.23 [1]	0.23 [1]	0.21	0.26 [1]
Net realized and unrealized gains (losses) on investments	5.14	4.04	4.36	2.14	(0.80)
Total from investment operations	5.36	4.27	4.59	2.35	(0.54)
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.25)
Net realized gains	(1.34)	(1.40)	(1.61)	(2.24)	(1.74)
Total distributions to shareholders	(1.55)	(1.63)	(1.84)	(2.49)	(1.99)
Net asset value, end of period	$29.99	$26.18	$23.54	$20.79	$20.93
Total return[2]	21.15%	18.56%	24.08%	13.44%	(3.15)%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.41%	0.41%	0.42%	0.41%
Net expenses	0.40%	0.41%	0.41%	0.42%	0.41%
Net investment income	0.80%	0.95%	1.09%	1.25%	1.16%
Supplemental data
Portfolio turnover rate	25%	31%	37%	43%	25%
Net assets, end of period (000s omitted)	$288,603	$287,340	$272,468	$253,154	$277,956

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$25.80	$23.21	$20.53	$20.69	$23.22
Net investment income	0.19 [1]	0.21 [1]	0.21 [1]	0.19	0.24
Net realized and unrealized gains (losses) on investments	5.06	3.98	4.30	2.12	(0.80)
Total from investment operations	5.25	4.19	4.51	2.31	(0.56)
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.22)	(0.23)	(0.23)
Net realized gains	(1.34)	(1.40)	(1.61)	(2.24)	(1.74)
Total distributions to shareholders	(1.52)	(1.60)	(1.83)	(2.47)	(1.97)
Net asset value, end of period	$29.53	$25.80	$23.21	$20.53	$20.69
Total return[2]	21.03%	18.50%	23.96%	13.40%	(3.24)%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.52%	0.51%	0.52%	0.51%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	0.70%	0.88%	1.01%	1.18%	1.09%
Supplemental data
Portfolio turnover rate	25%	31%	37%	43%	25%
Net assets, end of period (000s omitted)	$1,101,387	$346,058	$214,457	$148,392	$142,768

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined U.S. Core Fund | 17

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
18 | Allspring Disciplined U.S. Core Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2026, the aggregate cost of all investments for federal income tax purposes was $1,218,462,718 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$923,147,694
Gross unrealized losses	(43,321,792)
Net unrealized gains	$879,825,902
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Disciplined U.S. Core Fund | 19

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$199,439,748	$0	$0	$199,439,748
Consumer discretionary	185,970,440	0	0	185,970,440
Consumer staples	98,714,013	0	0	98,714,013
Energy	70,738,999	0	0	70,738,999
Financials	267,462,856	0	0	267,462,856
Health care	188,149,623	0	0	188,149,623
Industrials	165,564,150	0	0	165,564,150
Information technology	755,041,444	0	0	755,041,444
Materials	49,345,526	0	0	49,345,526
Real estate	36,022,671	0	0	36,022,671
Utilities	44,435,600	0	0	44,435,600
Short-term investments
Investment companies	37,656,455	0	0	37,656,455
Total assets	$2,098,541,525	$0	$0	$2,098,541,525
Liabilities
Futures contracts	$252,905	$0	$0	$252,905
Total liabilities	$252,905	$0	$0	$252,905
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At July 31, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended July 31, 2026, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
20 | Allspring Disciplined U.S. Core Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.19%
Class C	0.19
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to July 1, 2026, the class-level administration fee for Class A and Class C was 0.20% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2026 (November 30, 2027 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of July 31, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.85%
Class C	1.60
Class R6	0.43
Institutional Class	0.48
Prior to July 1, 2026, the Fund’s expenses were capped at 0.86% for Class A and 1.61% for Class C.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2026, Allspring Funds Distributor received $12,956 from the sale of Class A shares and $680 and $4,761 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2026 were $879,351,091 and $372,995,204, respectively.
Allspring Disciplined U.S. Core Fund | 21

Notes to financial statements
6.DERIVATIVE TRANSACTIONS
During the year ended July 31, 2026, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $40,169,099 in long futures contracts during the year ended July 31, 2026.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is a party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2026, there were no borrowings by the Fund under the agreement.
8.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended July 31
	2026	2025
Ordinary income	$12,259,249	$15,844,625
Long-term capital gain	67,952,605	57,575,368
Total	$80,211,854	$73,419,993
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Total
$25,738,620	$70,789,864	$879,825,902	$976,354,386
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
9.CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This
22 | Allspring Disciplined U.S. Core Fund

Notes to financial statements
information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Disciplined U.S. Core Fund | 23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined U.S. Core Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, transfer agent and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 24, 2026
24 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2026.
Pursuant to Section 852 of the Internal Revenue Code, $67,952,605 was designated as a 20% rate gain distribution for the fiscal year ended
July 31, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $12,259,249 of income dividends paid during the fiscal year ended July 31, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2026, $532,465 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended July 31, 2026, $3,926,615 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Disciplined U.S. Core Fund | 25

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

26 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 18-20, 2026 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2026, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2026. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above conferred with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, recent changes in such senior management, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates, including the Sub-Adviser.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Disciplined U.S. Core Fund | 27

Other information (unaudited)
and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2025. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the S&P 500 Index, for the one-, three- and five-year periods under review, and in range of the investment performance of its benchmark index for the ten-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising the expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense caps for Class A and Class C shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A and Class C shares, which are expected to reduce the Fund’s net operating expense ratios for such share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not the class level.
Among other information reviewed by the Board was a comparison of the Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of the average rates for the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense caps for Class A and Class C shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A and Class C shares, which are expected to reduce the Fund’s net operating expense ratios for such share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

28 | Allspring Disciplined U.S. Core Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of a fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to the Fund and shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Disciplined U.S. Core Fund | 29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR0616 07-26

Allspring Growth
Fund
Long Form Financial Statements
Annual Report
July 31, 2026

Allspring Growth Fund | 1

Portfolio of investments—July 31, 2026
Portfolio of investments

	Shares	Value
Common stocks: 97.77%
Communication services: 10.68%
Entertainment: 2.75%
Live Nation Entertainment, Inc.†	233,846	$40,719,604
TKO Group Holdings, Inc. Class A	213,284	38,777,164
		79,496,768
Interactive media & services: 7.93%
Alphabet, Inc. Class A	643,582	229,198,858
Consumer discretionary: 8.03%
Automobiles: 1.48%
Ferrari NV	108,461	42,719,534
Broadline retail: 2.46%
Amazon.com, Inc.†	261,225	70,943,486
Hotels, restaurants & leisure: 2.37%
Cava Group, Inc.†	259,897	16,953,081
DoorDash, Inc. Class A†	58,962	11,565,986
Starbucks Corp.	381,001	40,100,355
		68,619,422
Specialty retail: 0.68%
Carvana Co. Class A†	314,111	19,587,962
Textiles, apparel & luxury goods: 1.04%
Amer Sports, Inc.†	386,971	13,741,340
Deckers Outdoor Corp.†	168,689	16,342,591
		30,083,931
Consumer staples: 2.69%
Consumer staples distribution & retail: 2.69%
Costco Wholesale Corp.	39,630	37,723,401
Walmart, Inc.	360,277	40,062,802
		77,786,203
Energy: 1.38%
Oil, gas & consumable fuels: 1.38%
Williams Cos., Inc.	555,293	39,725,661
Financials: 3.13%
Capital markets: 1.87%
Interactive Brokers Group, Inc. Class A	326,075	28,691,339
Morgan Stanley	119,980	25,246,192
		53,937,531
Financial services: 1.26%
Affirm Holdings, Inc.†	316,578	22,638,492
Mastercard, Inc. Class A	24,278	13,913,722
		36,552,214
The accompanying notes are an integral part of these financial statements.
2 | Allspring Growth Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Health care: 8.79%
Biotechnology: 3.16%
argenx SE ADR†	38,846	$33,167,492
BridgeBio Pharma, Inc.†	276,834	22,171,635
Natera, Inc.†	134,255	35,948,119
		91,287,246
Health care equipment & supplies: 1.05%
Edwards Lifesciences Corp.†	353,578	30,432,458
Health care providers & services: 1.09%
Guardant Health, Inc.†	193,574	31,357,052
Pharmaceuticals: 3.49%
AstraZeneca PLC	44,045	7,471,794
Elanco Animal Health, Inc.†	1,050,839	27,710,624
Eli Lilly & Co.	57,170	65,679,183
		100,861,601
Industrials: 22.77%
Aerospace & defense: 6.48%
Axon Enterprise, Inc.†	48,834	25,772,632
Carpenter Technology Corp.	102,214	53,116,527
Curtiss-Wright Corp.	53,899	39,022,876
General Electric Co.	161,549	58,168,949
Kratos Defense & Security Solutions, Inc.†	236,925	11,040,705
		187,121,689
Building products: 2.54%
Johnson Controls International PLC	387,880	56,886,481
Modine Manufacturing Co.†	82,766	16,640,932
		73,527,413
Commercial services & supplies: 0.94%
Cintas Corp.	132,145	27,040,831
Construction & engineering: 4.90%
Comfort Systems USA, Inc.	32,387	56,019,470
Construction Partners, Inc. Class A†	246,305	25,455,622
Quanta Services, Inc.	90,234	60,218,562
		141,693,654
Electrical equipment: 3.37%
Bloom Energy Corp. Class A†	157,606	32,436,891
Rockwell Automation, Inc.	75,884	36,430,391
Vertiv Holdings Co. Class A	117,609	28,410,806
		97,278,088
Ground transportation: 1.19%
XPO, Inc.†	171,263	34,418,725
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 3

Portfolio of investments—July 31, 2026

	Shares	Value
Machinery: 0.10%
Symbotic, Inc. Class A†	67,496	$2,905,703
Professional services: 2.01%
UL Solutions, Inc. Class A	635,136	58,203,863
Trading companies & distributors: 1.24%
United Rentals, Inc.	33,325	35,966,339
Information technology: 40.30%
Communications equipment: 2.37%
Arista Networks, Inc.†	251,514	45,360,550
Lumentum Holdings, Inc.†	32,483	23,190,913
		68,551,463
Electronic equipment, instruments & components: 1.07%
Flex Ltd.†	270,707	30,792,921
IT services: 3.68%
Akamai Technologies, Inc.†	155,083	17,862,460
Cloudflare, Inc. Class A†	182,061	50,791,378
Shopify, Inc. Class A†	137,530	16,111,639
Twilio, Inc. Class A†	109,733	21,655,808
		106,421,285
Semiconductors & semiconductor equipment: 25.64%
Advanced Micro Devices, Inc.†	74,274	35,365,565
Broadcom, Inc.	446,137	173,672,211
Micron Technology, Inc.	57,402	47,243,568
Monolithic Power Systems, Inc.	30,653	43,712,098
NVIDIA Corp.	1,510,086	303,149,764
STMicroelectronics NV	581,679	30,474,163
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	185,251	74,887,717
Tower Semiconductor Ltd.†	147,956	32,501,495
		741,006,581
Technology hardware, storage & peripherals: 7.54%
Apple, Inc.	465,245	143,718,833
Sandisk Corp.†	27,690	33,638,643
Seagate Technology Holdings PLC	47,427	40,603,677
		217,961,153
Total common stocks (Cost $1,908,458,826)		2,825,479,635
The accompanying notes are an integral part of these financial statements.
4 | Allspring Growth Fund

Portfolio of investments—July 31, 2026

		Yield	Shares	Value
Short-term investments: 2.39%
Investment companies: 2.39%
Allspring Government Money Market Fund Select Class♠∞		3.59%	69,152,583	$69,152,583
Total short-term investments (Cost $69,152,583)				69,152,583
Total investments in securities (Cost $1,977,611,409)	100.16%			2,894,632,218
Other assets and liabilities, net	(0.16)			(4,661,898)
Total net assets	100.00%			$2,889,970,320

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$60,737,496	$1,253,491,259	$(1,245,076,172)	$0	$0	$69,152,583	69,152,583	$1,585,367
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 5

Statement of assets and liabilities—July 31, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,908,458,826)	$2,825,479,635
Investments in affiliated securities, at value (cost $69,152,583)	69,152,583
Cash	1,680
Receivable for dividends	513,273
Receivable for Fund shares sold	253,757
Prepaid expenses and other assets	60,690
Total assets	2,895,461,618
Liabilities
Payable for Fund shares redeemed	2,627,356
Management fee payable	1,777,227
Shareholder servicing fees payable	565,141
Administration fees payable	470,200
Accrued expenses and other liabilities	51,374
Total liabilities	5,491,298
Total net assets	$2,889,970,320
Net assets consist of
Paid-in capital	$1,644,689,860
Total distributable earnings	1,245,280,460
Total net assets	$2,889,970,320
Computation of net asset value and offering price per share
Net assets–Class A	$2,352,471,567
Shares outstanding–Class A1	124,107,805
Net asset value per share–Class A	$18.96
Maximum offering price per share – Class A2	$20.12
Net assets–Class R6	$153,409,044
Shares outstanding–Class R6[1]	3,606,422
Net asset value per share–Class R6	$42.54
Net assets–Administrator Class	$67,604,484
Shares outstanding–Administrator Class[1]	2,095,483
Net asset value per share–Administrator Class	$32.26
Net assets–Institutional Class	$316,485,225
Shares outstanding–Institutional Class[1]	7,538,601
Net asset value per share–Institutional Class	$41.98
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Growth Fund

Statement of operations—year ended July 31, 2026
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $302,604)	$12,514,520
Income from affiliated securities	1,585,367
Interest	6,805
Total investment income	14,106,692
Expenses
Management fee	23,380,275
Administration fees
Class A	5,220,544
Class C	8,366 [1]
Class R6	56,593
Administrator Class	104,171
Institutional Class	498,273
Shareholder servicing fees
Class A	6,546,494
Class C	10,413 [1]
Administrator Class	194,823
Distribution fee
Class C	31,182 [1]
Custody and accounting fees	98,968
Professional fees	64,465
Registration fees	164,083
Shareholder report expenses	116,446
Trustees’ fees and expenses	35,250
Other fees and expenses	73,738
Total expenses	36,604,084
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,029,077)
Class A	(736,298)
Class R6	(55,973)
Administrator Class	(94,797)
Institutional Class	(306,090)
Net expenses	34,381,849
Net investment loss	(20,275,157)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities (including in-kind redemptions of $201,670,606)	834,020,342
Foreign currency and foreign currency translations	(16)
Net realized gains on investments	834,020,326
Net change in unrealized gains (losses) on investments	(788,282,600)
Net realized and unrealized gains (losses) on investments	45,737,726
Net increase in net assets resulting from operations	$25,462,569
1 For the period from August 1, 2025 to November 14, 2025. Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
Operations
Net investment loss		$(20,275,157)		$(21,778,548)
Net realized gains on investments		834,020,326		1,307,069,870
Net change in unrealized gains (losses) on investments		(788,282,600)		(483,090,089)
Net increase in net assets resulting from operations		25,462,569		802,201,233
Distributions to shareholders from
Net investment income and net realized gains
Class A		(855,904,287)		(787,951,646)
Class C		0 [1]		(10,245,392)
Class R6		(36,813,101)		(47,522,163)
Administrator Class		(18,906,112)		(31,459,192)
Institutional Class		(69,388,730)		(81,517,564)
Total distributions to shareholders		(981,012,230)		(958,695,957)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,660,937	35,049,159	1,789,446	47,406,149
Class C	11,326 [1]	82,226 [1]	165,230	1,203,098
Class R6	523,553	23,819,022	451,786	20,976,734
Administrator Class	91,155	3,161,863	208,160	8,257,265
Institutional Class	6,158,069	268,784,479	4,228,680	209,587,422
		330,896,749		287,430,668
Reinvestment of distributions
Class A	43,997,905	824,960,720	29,842,126	757,691,604
Class C	0 [1]	0 [1]	1,551,458	10,115,504
Class R6	874,983	36,723,030	953,395	44,371,019
Administrator Class	569,404	18,152,599	623,420	23,315,919
Institutional Class	1,654,078	68,528,475	1,685,195	77,636,910
		948,364,824		913,130,956
Payment for shares redeemed
Class A	(23,345,509)	(496,399,875)	(17,056,713)	(452,902,271)
Class C	(239,119)[1]	(1,736,659)[1]	(894,399)	(7,309,664)
Class R6	(2,338,862)	(104,763,152)	(2,764,101)	(135,056,556)
Administrator Class	(848,322)	(29,069,454)	(4,264,997)	(171,903,440)
Institutional Class	(8,908,564)	(384,689,882)	(8,982,162)	(438,908,320)
		(1,016,659,022)		(1,206,080,251)
1 For the period from August 1, 2025 to November 14, 2025
The accompanying notes are an integral part of these financial statements.
8 | Allspring Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
	Shares		Shares
Share conversions
Class A	469,476 [2]	$13,155,932 [2]	0	$0
Class C	(1,842,000)[2]	(13,155,932)[2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		262,602,551		(5,518,627)
Total decrease in net assets		(692,947,110)		(162,013,351)
Net assets
Beginning of period		3,582,917,430		3,744,930,781
End of period		$2,889,970,320		$3,582,917,430
2 Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 9

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$27.71	$30.43	$27.83	$26.80	$47.16
Net investment loss	(0.15)[1]	(0.19)[1]	(0.22)[1]	(0.14)[1]	(0.30)[1]
Net realized and unrealized gains (losses) on investments	0.27	7.02	5.75	2.79	(11.07)
Total from investment operations	0.12	6.83	5.53	2.65	(11.37)
Distributions to shareholders from
Net realized gains	(8.87)	(9.55)	(2.93)	(1.62)	(8.99)
Net asset value, end of period	$18.96	$27.71	$30.43	$27.83	$26.80
Total return[2]	0.79%	25.33%	22.18%	11.39%	(29.35)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.18%	1.19%	1.16%
Net expenses	1.12%	1.12%	1.11%	1.14%	1.13%
Net investment loss	(0.69)%	(0.71)%	(0.77)%	(0.55)%	(0.85)%
Supplemental data
Portfolio turnover rate	80%	73%	38%	58%	43%
Net assets, end of period (000s omitted)	$2,352,472	$2,808,199	$2,639,797	$1,844,845	$1,885,963

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$50.93	$48.77	$42.67	$39.94	$65.50
Net investment loss	(0.12)[1]	(0.14)[1]	(0.15)[1]	(0.04)[1]	(0.21)[1]
Net realized and unrealized gains (losses) on investments	0.60	11.85	9.18	4.39	(16.36)
Total from investment operations	0.48	11.71	9.03	4.35	(16.57)
Distributions to shareholders from
Net realized gains	(8.87)	(9.55)	(2.93)	(1.62)	(8.99)
Net asset value, end of period	$42.54	$50.93	$48.77	$42.67	$39.94
Total return[2]	1.18%	25.87%	22.69%	11.92%	(29.05)%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.76%	0.76%	0.73%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment loss	(0.27)%	(0.29)%	(0.35)%	(0.11)%	(0.41)%
Supplemental data
Portfolio turnover rate	80%	73%	38%	58%	43%
Net assets, end of period (000s omitted)	$153,409	$231,555	$287,990	$392,893	$408,403

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$40.86	$40.86	$36.31	$34.34	$57.75
Net investment loss	(0.19)[1]	(0.21)[1]	(0.23)[1]	(0.11)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	0.46	9.76	7.71	3.70	(14.11)
Total from investment operations	0.27	9.55	7.48	3.59	(14.42)
Distributions to shareholders from
Net realized gains	(8.87)	(9.55)	(2.93)	(1.62)	(8.99)
Net asset value, end of period	$32.26	$40.86	$40.86	$36.31	$34.34
Total return[2]	0.92%	25.55%	22.38%	11.60%	(29.22)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.11%	1.11%	1.08%
Net expenses	0.95%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.52)%	(0.52)%	(0.61)%	(0.35)%	(0.68)%
Supplemental data
Portfolio turnover rate	80%	73%	38%	58%	43%
Net assets, end of period (000s omitted)	$67,604	$93,302	$233,589	$220,544	$320,744

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$50.40	$48.37	$42.36	$39.68	$65.17
Net investment loss	(0.15)[1]	(0.16)[1]	(0.17)[1]	(0.06)[1]	(0.24)[1]
Net realized and unrealized gains (losses) on investments	0.60	11.74	9.11	4.36	(16.26)
Total from investment operations	0.45	11.58	8.94	4.30	(16.50)
Distributions to shareholders from
Net realized gains	(8.87)	(9.55)	(2.93)	(1.62)	(8.99)
Net asset value, end of period	$41.98	$50.40	$48.37	$42.36	$39.68
Total return[2]	1.13%	25.81%	22.64%	11.87%	(29.09)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.86%	0.86%	0.86%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.32)%	(0.34)%	(0.40)%	(0.15)%	(0.47)%
Supplemental data
Portfolio turnover rate	80%	73%	38%	58%	43%
Net assets, end of period (000s omitted)	$316,485	$435,207	$566,044	$879,671	$1,027,038

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Growth Fund | 13

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on November 14, 2025, Class C shares became Class A shares in a tax-free conversion. Shareholders of Class C received Class A shares at a value equal to the value of their Class C shares immediately prior to the conversion. Class C shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
14 | Allspring Growth Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2026, the aggregate cost of all investments for federal income tax purposes was $1,978,923,836 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$995,645,541
Gross unrealized losses	(79,937,159)
Net unrealized gains	$915,708,382
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to redemptions-in-kind and net operating losses. At July 31, 2026, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of assets and liabilities:
Paid-in capital	Total distributable earnings
$195,439,606	$(195,439,606)
As of July 31, 2026, the  Fund had a qualified late-year ordinary loss of $12,671,561 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Growth Fund | 15

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$308,695,626	$0	$0	$308,695,626
Consumer discretionary	231,954,335	0	0	231,954,335
Consumer staples	77,786,203	0	0	77,786,203
Energy	39,725,661	0	0	39,725,661
Financials	90,489,745	0	0	90,489,745
Health care	253,938,357	0	0	253,938,357
Industrials	658,156,305	0	0	658,156,305
Information technology	1,164,733,403	0	0	1,164,733,403
Short-term investments
Investment companies	69,152,583	0	0	69,152,583
Total assets	$2,894,632,218	$0	$0	$2,894,632,218
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At July 31, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
For the year ended July 31, 2026, the management fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
16 | Allspring Growth Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.19%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to July 1, 2026, the class-level administration fee for Class A was 0.20% of its average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2026 (November 30, 2027 for Class A) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of July 31, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.12%
Class R6	0.70
Administrator Class	0.96
Institutional Class	0.75
Prior to July 1, 2026, the Fund’s expenses were capped at 1.15% for Class A.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2026, Allspring Funds Distributor received $9,583 from the sale of Class A shares and $59 and $28 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2026 were $2,588,059,401 and $3,353,877,115, respectively.
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is a party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is
Allspring Growth Fund | 17

Notes to financial statements
charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2026, there were no borrowings by the Fund under the agreement.
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended July 31
	2026	2025
Ordinary income	$1,621,703	$0
Long-term capital gain	979,390,527	958,695,957
Total	$981,012,230	$958,695,957
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Total
$342,253,680	$915,708,382	$(12,671,561)	$1,245,290,501
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
8.CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.REDEMPTIONS IN-KIND
During the year ended July 31, 2026, the Fund redeemed assets through in-kind redemptions for shareholders in Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of operations and these redemption transactions are reflected on the Statement of changes in net assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
06-10-2026	$135,102,400	$206,766	$117,873,293	4.35%
07-17-2026	99,551,556	1,240,767	83,797,313	3.31
11.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This
18 | Allspring Growth Fund

Notes to financial statements
information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Growth Fund | 19

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Growth Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 24, 2026
20 | Allspring Growth Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2026.
Pursuant to Section 852 of the Internal Revenue Code, $979,390,527 was designated as a 20% rate gain distribution for the fiscal year ended
July 31, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $1,621,703 of income dividends paid during the fiscal year ended July 31, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2026, $1,621,703 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Growth Fund | 21

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

22 | Allspring Growth Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 18-20, 2026 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2026, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2026. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above conferred with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, recent changes in such senior management, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates, including the Sub-Adviser.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Growth Fund | 23

Other information (unaudited)
and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2025. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review, except for the five-year period under review, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 3000® Growth Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the one-, three-, and ten-year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising the expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, except for the Administrator Class, which was lower than the median net operating expense ratio of the expense Group. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are expected to reduce the Fund’s net operating expense ratio for such share class. The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not the class level.
Among other information reviewed by the Board was a comparison of the Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of the average rates for the expense Groups for Class A and the Institutional Class, lower than the sum of the average rates for the expense Group for the Administrator Class, and in range of the sum of the average rates for the expense Group for Class R6. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are expected to reduce the Fund’s net operating expense ratio for such share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

24 | Allspring Growth Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of a fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to the Fund and shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Growth Fund | 25

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3009 07-26

Allspring Large Cap Core Fund
Long Form Financial Statements
Annual Report
July 31, 2026

Allspring Large Cap Core Fund | 1

Portfolio of investments—July 31, 2026
Portfolio of investments

	Shares	Value
Common stocks: 98.17%
Communication services: 8.61%
Entertainment: 1.47%
Netflix, Inc.†	259,648	$18,619,358
Interactive media & services: 5.65%
Alphabet, Inc. Class C	201,235	71,770,463
Media: 1.49%
Fox Corp. Class A	326,083	18,987,813
Consumer discretionary: 6.45%
Broadline retail: 2.54%
Amazon.com, Inc.†	118,909	32,293,306
Household durables: 1.20%
PulteGroup, Inc.	120,987	15,301,226
Specialty retail: 1.29%
Ulta Beauty, Inc.†	31,879	16,348,508
Textiles, apparel & luxury goods: 1.42%
Deckers Outdoor Corp.†	186,430	18,061,338
Consumer staples: 4.77%
Beverages: 1.89%
Monster Beverage Corp.†	249,202	24,018,089
Consumer staples distribution & retail: 2.88%
Costco Wholesale Corp.	19,430	18,495,223
Dollar General Corp.	142,711	18,131,432
		36,626,655
Energy: 5.82%
Energy equipment & services: 2.00%
TechnipFMC PLC	354,804	25,425,255
Oil, gas & consumable fuels: 3.82%
EOG Resources, Inc.	109,463	16,276,053
Valero Energy Corp.	102,955	32,214,620
		48,490,673
Financials: 14.56%
Banks: 6.61%
Citigroup, Inc.	172,862	22,895,572
Citizens Financial Group, Inc.	243,876	17,473,715
First Citizens BancShares, Inc. Class A	7,392	16,163,717
JPMorgan Chase & Co.	78,189	27,506,108
		84,039,112
Capital markets: 5.78%
Goldman Sachs Group, Inc.	24,310	24,756,818
The accompanying notes are an integral part of these financial statements.
2 | Allspring Large Cap Core Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Capital markets(continued)
Interactive Brokers Group, Inc. Class A	266,495	$23,448,895
Virtu Financial, Inc. Class A	428,578	25,170,386
		73,376,099
Insurance: 2.17%
Allstate Corp.	104,627	27,629,898
Health care: 11.41%
Biotechnology: 4.43%
Exelixis, Inc.†	459,756	24,380,861
Regeneron Pharmaceuticals, Inc.	15,588	11,887,876
United Therapeutics Corp.†	38,537	19,950,990
		56,219,727
Health care equipment & supplies: 1.71%
Edwards Lifesciences Corp.†	252,884	21,765,726
Health care providers & services: 3.11%
Cencora, Inc.	65,813	20,490,219
Tenet Healthcare Corp.†	74,757	19,046,589
		39,536,808
Pharmaceuticals: 2.16%
Bristol-Myers Squibb Co.	420,977	27,494,008
Industrials: 8.22%
Construction & engineering: 1.74%
EMCOR Group, Inc.	27,669	22,064,091
Machinery: 1.87%
Cummins, Inc.	37,541	23,808,502
Passenger airlines: 1.89%
United Airlines Holdings, Inc.†	197,700	23,986,941
Professional services: 2.72%
Leidos Holdings, Inc.	90,735	10,488,966
SS&C Technologies Holdings, Inc.	311,895	24,031,510
		34,520,476
Information technology: 34.29%
Communications equipment: 2.52%
Arista Networks, Inc.†	177,308	31,977,498
Electronic equipment, instruments & components: 4.10%
Amphenol Corp. Class A	165,455	26,588,619
TD SYNNEX Corp.	99,812	25,521,928
		52,110,547
IT services: 5.42%
MongoDB, Inc. Class A†	71,036	23,973,229
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 3

Portfolio of investments—July 31, 2026

	Shares	Value
IT services(continued)
Okta, Inc.†	155,316	$22,044,000
Twilio, Inc. Class A†	115,401	22,774,388
		68,791,617
Semiconductors & semiconductor equipment: 12.13%
Broadcom, Inc.	147,376	57,370,529
KLA Corp.	145,471	26,595,008
Lam Research Corp.	92,562	27,122,517
MACOM Technology Solutions Holdings, Inc.†	66,574	16,739,367
Onto Innovation, Inc.†	101,727	26,304,568
		154,131,989
Software: 5.50%
Microsoft Corp.	115,357	53,608,705
Nutanix, Inc. Class A†	275,331	16,247,282
		69,855,987
Technology hardware, storage & peripherals: 4.62%
Apple, Inc.	190,153	58,740,163
Materials: 1.48%
Chemicals: 1.48%
CF Industries Holdings, Inc.	149,765	18,749,080
Real estate: 2.56%
Health care REITs: 1.88%
Omega Healthcare Investors, Inc.	472,668	23,931,181
Specialized REITs: 0.68%
Weyerhaeuser Co.	345,379	8,644,836
Total common stocks (Cost $877,557,975)		1,247,316,970

		Yield
Short-term investments: 1.73%
Investment companies: 1.73%
Allspring Government Money Market Fund Select Class♠∞		3.59%	21,911,610	21,911,610
Total short-term investments (Cost $21,911,610)				21,911,610
Total investments in securities (Cost $899,469,585)	99.90%			1,269,228,580
Other assets and liabilities, net	0.10			1,317,669
Total net assets	100.00%			$1,270,546,249

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
4 | Allspring Large Cap Core Fund

Portfolio of investments—July 31, 2026

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,074,599	$98,768,781	$(79,931,770)	$0	$0	$21,911,610	21,911,610	$539,327
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	46	9-18-2026	$17,333,934	$17,294,275	$0	$(39,659)
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 5

Statement of assets and liabilities—July 31, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $877,557,975)	$1,247,316,970
Investments in affiliated securities, at value (cost $21,911,610)	21,911,610
Cash at broker segregated for futures contracts	1,505,717
Receivable for Fund shares sold	784,581
Receivable for dividends	521,618
Receivable for daily variation margin on open futures contracts	122,655
Prepaid expenses and other assets	35,516
Total assets	1,272,198,667
Liabilities
Payable for Fund shares redeemed	876,747
Management fee payable	504,947
Administration fees payable	135,291
Shareholder servicing fees payable	116,375
Distribution fees payable	5,680
Accrued expenses and other liabilities	13,378
Total liabilities	1,652,418
Total net assets	$1,270,546,249
Net assets consist of
Paid-in capital	$888,058,270
Total distributable earnings	382,487,979
Total net assets	$1,270,546,249
Computation of net asset value and offering price per share
Net assets–Class A	$510,003,644
Shares outstanding–Class A1	23,074,702
Net asset value per share–Class A	$22.10
Maximum offering price per share – Class A2	$23.45
Net assets–Class C	$8,204,822
Shares outstanding–Class C1	393,771
Net asset value per share–Class C	$20.84
Net assets–Class R6	$99,909,770
Shares outstanding–Class R6[1]	4,466,001
Net asset value per share–Class R6	$22.37
Net assets–Institutional Class	$652,428,013
Shares outstanding–Institutional Class[1]	29,073,693
Net asset value per share–Institutional Class	$22.44
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Large Cap Core Fund

Statement of operations—year ended July 31, 2026
Statement of operations
Investment income
Dividends	$6,967,142
Income from affiliated securities	539,327
Interest	78,560
Total investment income	7,585,029
Expenses
Management fee	5,324,523
Administration fees
Class A	926,252
Class C	14,893
Class R6	7,571
Administrator Class	326 [1]
Institutional Class	353,513
Shareholder servicing fees
Class A	1,163,539
Class C	18,709
Administrator Class	613 [1]
Distribution fees
Class C	56,107
Custody and accounting fees	10,936
Professional fees	50,812
Registration fees	100,042
Shareholder report expenses	48,902
Trustees’ fees and expenses	12,390
Other fees and expenses	25,453
Total expenses	8,114,581
Less: Fee waivers and/or expense reimbursements
Fund-level	(788,733)
Class A	(143,604)
Class C	(5)
Institutional Class	(225,960)
Net expenses	6,956,279
Net investment income	628,750
1 For the period from August 1, 2025 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 7

Statement of operations—year ended July 31, 2026
Statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$25,062,404
Futures contracts	2,954,886
Net realized gains on investments	28,017,290
Net change in unrealized gains (losses) on
Unaffiliated securities	136,628,009
Futures contracts	(122,047)
Net change in unrealized gains (losses) on investments	136,505,962
Net realized and unrealized gains (losses) on investments	164,523,252
Net increase in net assets resulting from operations	$165,152,002
The accompanying notes are an integral part of these financial statements.
8 | Allspring Large Cap Core Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
Operations
Net investment income		$628,750		$1,419,256
Net realized gains on investments		28,017,290		60,292,458
Net change in unrealized gains (losses) on investments		136,505,962		34,329,857
Net increase in net assets resulting from operations		165,152,002		96,041,571
Distributions to shareholders from
Net investment income and net realized gains
Class A		(32,725,110)		(48,280,741)
Class C		(554,222)		(730,612)
Class R6		(374,941)		(445,351)
Administrator Class		0 [1]		(234,516)
Institutional Class		(19,341,287)		(13,187,081)
Total distributions to shareholders		(52,995,560)		(62,878,301)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,465,136	30,373,333	818,423	14,924,977
Class C	192,584	3,721,231	53,713	922,932
Class R6	4,482,900	94,480,254	55,695	1,006,562
Administrator Class	1,791 [1]	37,142 [1]	22,489	422,399
Institutional Class	23,164,655	495,273,131	2,018,714	36,712,909
		623,885,091		53,989,779
Reinvestment of distributions
Class A	1,644,634	31,497,838	2,549,246	46,281,476
Class C	30,443	551,942	41,861	727,543
Class R6	6,107	118,581	4,358	80,085
Administrator Class	0 [1]	0 [1]	12,461	233,421
Institutional Class	989,648	19,266,180	710,092	13,073,290
		51,434,541		60,395,815
Payment for shares redeemed
Class A	(2,667,779)	(54,126,423)	(2,610,281)	(47,289,826)
Class C	(154,275)	(2,967,127)	(126,843)	(2,183,199)
Class R6	(221,492)	(4,781,240)	(32,913)	(596,427)
Administrator Class	(1,229)[1]	(25,841)[1]	(39,644)	(712,628)
Institutional Class	(2,295,164)	(47,801,621)	(1,395,686)	(25,302,922)
		(109,702,252)		(76,085,002)
1 For the period from August 1, 2025 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 9

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
	Shares		Shares
Share conversions
Administrator Class	(99,003)[2]	$(2,085,005)[2]	0	$0
Institutional Class	100,695 [2]	2,085,005 [2]	0	0
		0		0
Net increase in net assets resulting from capital share transactions		565,617,380		38,300,592
Total increase in net assets		677,773,822		71,463,862
Net assets
Beginning of period		592,772,427		521,308,565
End of period		$1,270,546,249		$592,772,427
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Large Cap Core Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$19.46	$18.39	$16.49	$15.85	$18.77
Net investment income (loss)	(0.01)[1]	0.03 [1]	0.06 [1]	0.10 [1]	0.09
Net realized and unrealized gains (losses) on investments	4.14	3.31	3.17	2.21	(0.55)
Total from investment operations	4.13	3.34	3.23	2.31	(0.46)
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.09)	(0.12)	(0.04)
Net realized gains	(1.48)	(2.25)	(1.24)	(1.55)	(2.42)
Total distributions to shareholders	(1.49)	(2.27)	(1.33)	(1.67)	(2.46)
Net asset value, end of period	$22.10	$19.46	$18.39	$16.49	$15.85
Total return[2]	22.42%	19.07%	21.20%	16.41%	(3.66)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.20%	1.21%	1.22%	1.20%
Net expenses	1.04%	1.03%	1.04%	1.05%	1.06%
Net investment income (loss)	(0.05)%	0.19%	0.37%	0.66%	0.52%
Supplemental data
Portfolio turnover rate	34%	41%	31%	26%	31%
Net assets, end of period (000s omitted)	$510,004	$440,503	$402,315	$353,855	$330,584

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class C	2026	2025	2024	2023	2022
Net asset value, beginning of period	$18.55	$17.74	$15.98	$15.40	$18.39
Net investment loss	(0.16)[1]	(0.10)[1]	(0.06)[1]	(0.11)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	3.93	3.16	3.06	2.24	(0.52)
Total from investment operations	3.77	3.06	3.00	2.13	(0.57)
Distributions to shareholders from
Net realized gains	(1.48)	(2.25)	(1.24)	(1.55)	(2.42)
Net asset value, end of period	$20.84	$18.55	$17.74	$15.98	$15.40
Total return[2]	21.51%	18.09%	20.28%	15.55%	(4.39)%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.94%	1.94%	1.96%	1.94%
Net expenses	1.82%	1.82%	1.82%	1.83%	1.83%
Net investment loss	(0.83)%	(0.59)%	(0.35)%	(0.07)%	(0.27)%
Supplemental data
Portfolio turnover rate	34%	41%	31%	26%	31%
Net assets, end of period (000s omitted)	$8,205	$6,031	$6,319	$11,285	$18,081

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$19.68	$18.58	$16.65	$15.99	$18.91
Net investment income	0.05 [1]	0.10 [1]	0.13 [1]	0.16 [1]	0.17
Net realized and unrealized gains (losses) on investments	4.21	3.35	3.20	2.23	(0.55)
Total from investment operations	4.26	3.45	3.33	2.39	(0.38)
Distributions to shareholders from
Net investment income	(0.09)	(0.10)	(0.16)	(0.18)	(0.12)
Net realized gains	(1.48)	(2.25)	(1.24)	(1.55)	(2.42)
Total distributions to shareholders	(1.57)	(2.35)	(1.40)	(1.73)	(2.54)
Net asset value, end of period	$22.37	$19.68	$18.58	$16.65	$15.99
Total return[2]	22.92%	19.50%	21.65%	16.92%	(3.25)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.78%	0.79%	0.79%	0.77%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.23%	0.57%	0.78%	1.09%	0.92%
Supplemental data
Portfolio turnover rate	34%	41%	31%	26%	31%
Net assets, end of period (000s omitted)	$99,910	$3,907	$3,183	$3,442	$4,535

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Core Fund | 13

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$19.73	$18.60	$16.67	$16.01	$18.93
Net investment income	0.06 [1]	0.10 [1]	0.12 [1]	0.16 [1]	0.16
Net realized and unrealized gains (losses) on investments	4.21	3.36	3.20	2.23	(0.55)
Total from investment operations	4.27	3.46	3.32	2.39	(0.39)
Distributions to shareholders from
Net investment income	(0.08)	(0.08)	(0.15)	(0.18)	(0.11)
Net realized gains	(1.48)	(2.25)	(1.24)	(1.55)	(2.42)
Total distributions to shareholders	(1.56)	(2.33)	(1.39)	(1.73)	(2.53)
Net asset value, end of period	$22.44	$19.73	$18.60	$16.67	$16.01
Total return[2]	22.85%	19.54%	21.59%	16.89%	(3.27)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.88%	0.89%	0.89%	0.87%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	0.31%	0.55%	0.73%	1.05%	0.91%
Supplemental data
Portfolio turnover rate	34%	41%	31%	26%	31%
Net assets, end of period (000s omitted)	$652,428	$140,356	$107,542	$90,779	$106,846

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Large Cap Core Fund

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring Large Cap Core Fund | 15

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2026, the aggregate cost of all investments for federal income tax purposes was $899,996,807 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$393,676,724
Gross unrealized losses	(24,484,610)
Net unrealized gains	$369,192,114
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
16 | Allspring Large Cap Core Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$109,377,634	$0	$0	$109,377,634
Consumer discretionary	82,004,378	0	0	82,004,378
Consumer staples	60,644,744	0	0	60,644,744
Energy	73,915,928	0	0	73,915,928
Financials	185,045,109	0	0	185,045,109
Health care	145,016,269	0	0	145,016,269
Industrials	104,380,010	0	0	104,380,010
Information technology	435,607,801	0	0	435,607,801
Materials	18,749,080	0	0	18,749,080
Real estate	32,576,017	0	0	32,576,017
Short-term investments
Investment companies	21,911,610	0	0	21,911,610
Total assets	$1,269,228,580	$0	$0	$1,269,228,580
Liabilities
Futures contracts	$39,659	$0	$0	$39,659
Total liabilities	$39,659	$0	$0	$39,659
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At July 31, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2026, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.
Allspring Large Cap Core Fund | 17

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.19%
Class C	0.19
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to July 1, 2026, the class-level administration fee for Class A and Class C was 0.20% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2026 (November 30, 2027 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of July 31, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.06%
Class C	1.81
Class R6	0.65
Institutional Class	0.67
Prior to July 1, 2026, the Fund’s expenses were capped at 1.07% for Class A and 1.82% for Class C.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2026, Allspring Funds Distributor received $4,745 from the sale of Class A shares and $177 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2026.
18 | Allspring Large Cap Core Fund

Notes to financial statements
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2026 were $759,754,722 and $262,901,469, respectively.
6.DERIVATIVE TRANSACTIONS
During the year ended July 31, 2026, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $11,715,193 in long futures contracts during the year ended July 31, 2026.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is a party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2026, there were no borrowings by the Fund under the agreement.
8.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended July 31
	2026	2025
Ordinary income	$13,444,135	$9,002,118
Long-term capital gain	39,551,425	53,876,183
Total	$52,995,560	$62,878,301
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Total
$374,162	$12,921,736	$369,192,114	$382,488,012
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
9.CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the
Allspring Large Cap Core Fund | 19

Notes to financial statements
Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
12.SUBSEQUENT EVENT
At the Fund’s Board meeting held on August 17-19, 2026, the Board of Trustees approved the addition of a new share class, “ETF Class”.  The Fund’s ETF Class shares are not currently offered.
20 | Allspring Large Cap Core Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Core Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, transfer agent and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 24, 2026
Allspring Large Cap Core Fund | 21

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2026.
Pursuant to Section 852 of the Internal Revenue Code, $39,551,425 was designated as a 20% rate gain distribution for the fiscal year ended
July 31, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $6,953,936 of income dividends paid during the fiscal year ended July 31, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2026, $79,399 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended July 31, 2026, $12,108,940 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 2% of ordinary income dividends qualify as interest dividends for the fiscal year ended July 31, 2026.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

22 | Allspring Large Cap Core Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Large Cap Core Fund | 23

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board Consideration of Investment Management and Sub-Advisory Agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 18-20, 2026 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Large Cap Core Fund (the “Fund”):  (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2026, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2026. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above conferred with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, recent changes in such senior management, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates, including the Sub-Adviser.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

24 | Allspring Large Cap Core Fund

Other information (unaudited)
and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2025. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of the investment performance of its benchmark index, the S&P 500 Index, for the one-, three- and five-year periods under review, and lower for the ten-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising the expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense caps for Class A and Class C shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A and Class C shares, which are not expected to immediately reduce the Fund’s net operating expense ratio for Class A shares but are expected to reduce the Fund’s net operating expense ratios for Class C shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not the class level.
Among other information reviewed by the Board was a comparison of the Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for the Institutional and R6 share classes, and were higher than the sum of the average rates for the expense Groups for the A share class. The Board also noted management’s proposal to reduce the expense caps for Class A and Class C shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A and Class C shares, which are not expected to immediately reduce the Fund’s net operating expense ratio for Class A shares but are expected to reduce the Fund’s net operating expense ratios for Class C shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Large Cap Core Fund | 25

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of a fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to the Fund and shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

26 | Allspring Large Cap Core Fund

This page is intentionally left blank.

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR4314 07-26

Allspring Large Cap Growth Fund
Long Form Financial Statements
Annual Report
July 31, 2026

Allspring Large Cap Growth Fund | 1

Portfolio of investments—July 31, 2026
Portfolio of investments

	Shares	Value
Common stocks: 97.47%
Communication services: 12.81%
Entertainment: 2.38%
Netflix, Inc.†	131,655	$9,440,980
Spotify Technology SA†	25,150	12,573,491
		22,014,471
Interactive media & services: 10.43%
Alphabet, Inc. Class A	189,962	67,651,167
Meta Platforms, Inc. Class A	51,944	28,917,744
		96,568,911
Consumer discretionary: 9.44%
Broadline retail: 5.00%
Amazon.com, Inc.†	116,269	31,576,335
MercadoLibre, Inc.†	7,865	14,770,077
		46,346,412
Hotels, restaurants & leisure: 4.44%
Booking Holdings, Inc.	54,430	10,499,547
DoorDash, Inc. Class A†	74,720	14,657,075
Starbucks Corp.	151,303	15,924,641
		41,081,263
Financials: 6.67%
Capital markets: 1.23%
S&P Global, Inc.	27,597	11,368,032
Financial services: 4.62%
Mastercard, Inc. Class A	30,406	17,425,678
Visa, Inc. Class A	69,190	25,332,535
		42,758,213
Insurance: 0.82%
Progressive Corp.	36,201	7,653,616
Health care: 8.19%
Biotechnology: 2.10%
argenx SE ADR†	22,746	19,420,990
Health care equipment & supplies: 2.22%
Edwards Lifesciences Corp.†	239,506	20,614,281
Health care providers & services: 2.21%
McKesson Corp.	23,957	20,511,744
Pharmaceuticals: 1.66%
AstraZeneca PLC	90,415	15,338,001
The accompanying notes are an integral part of these financial statements.
2 | Allspring Large Cap Growth Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Industrials: 14.02%
Aerospace & defense: 5.36%
General Electric Co.	84,852	$30,552,660
Howmet Aerospace, Inc.	67,505	19,053,961
		49,606,621
Building products: 2.57%
Johnson Controls International PLC	162,248	23,795,292
Construction & engineering: 4.37%
EMCOR Group, Inc.	22,916	18,273,906
Quanta Services, Inc.	33,213	22,165,027
		40,438,933
Electrical equipment: 1.72%
Vertiv Holdings Co. Class A	66,118	15,972,125
Information technology: 46.34%
Communications equipment: 4.82%
Arista Networks, Inc.†	116,577	21,024,662
Lumentum Holdings, Inc.†	12,448	8,887,125
Motorola Solutions, Inc.	33,656	14,665,602
		44,577,389
IT services: 2.64%
Snowflake, Inc.†	51,002	14,957,866
Twilio, Inc. Class A†	48,251	9,522,335
		24,480,201
Semiconductors & semiconductor equipment: 23.24%
Advanced Micro Devices, Inc.†	48,322	23,008,520
Broadcom, Inc.	144,894	56,404,336
KLA Corp.	53,724	9,821,822
Micron Technology, Inc.	32,040	26,369,881
NVIDIA Corp.	495,982	99,568,387
		215,172,946
Software: 7.61%
Cadence Design Systems, Inc.†	39,777	13,524,975
Microsoft Corp.	98,429	45,741,925
Oracle Corp.	86,442	11,226,223
		70,493,123
Technology hardware, storage & peripherals: 8.03%
Apple, Inc.	221,993	68,575,858
Seagate Technology Holdings PLC	6,701	5,736,927
		74,312,785
Total common stocks (Cost $422,613,216)		902,525,349
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 3

Portfolio of investments—July 31, 2026

		Yield	Shares	Value
Short-term investments: 2.63%
Investment companies: 2.63%
Allspring Government Money Market Fund Select Class♠∞		3.59%	24,328,783	$24,328,783
Total short-term investments (Cost $24,328,783)				24,328,783
Total investments in securities (Cost $446,941,999)	100.10%			926,854,132
Other assets and liabilities, net	(0.10)			(928,910)
Total net assets	100.00%			$925,925,222

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,403,096	$210,252,842	$(194,327,155)	$0	$0	$24,328,783	24,328,783	$423,425
The accompanying notes are an integral part of these financial statements.
4 | Allspring Large Cap Growth Fund

Statement of assets and liabilities—July 31, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $422,613,216)	$902,525,349
Investments in affiliated securities, at value (cost $24,328,783)	24,328,783
Cash	19
Receivable for Fund shares sold	126,895
Receivable for dividends	82,930
Prepaid expenses and other assets	38,192
Total assets	927,102,168
Liabilities
Management fee payable	458,886
Payable for Fund shares redeemed	378,951
Shareholder servicing fees payable	172,418
Administration fees payable	140,574
Accrued expenses and other liabilities	26,117
Total liabilities	1,176,946
Total net assets	$925,925,222
Net assets consist of
Paid-in capital	$383,370,837
Total distributable earnings	542,554,385
Total net assets	$925,925,222
Computation of net asset value and offering price per share
Net assets–Class A	$718,584,072
Shares outstanding–Class A1	17,987,891
Net asset value per share–Class A	$39.95
Maximum offering price per share – Class A2	$42.39
Net assets–Class R6	$92,418,292
Shares outstanding–Class R6[1]	2,006,882
Net asset value per share–Class R6	$46.05
Net assets–Administrator Class	$39,692,993
Shares outstanding–Administrator Class[1]	947,561
Net asset value per share–Administrator Class	$41.89
Net assets–Institutional Class	$75,229,865
Shares outstanding–Institutional Class[1]	1,669,080
Net asset value per share–Institutional Class	$45.07
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 5

Statement of operations—year ended July 31, 2026
Statement of operations
Investment income
Dividends	$4,673,579
Income from affiliated securities	423,425
Interest	3,570
Total investment income	5,100,574
Expenses
Management fee	6,734,655
Administration fees
Class A	1,503,373
Class C	2,812 [1]
Class R6	30,028
Administrator Class	56,248
Institutional Class	103,733
Shareholder servicing fees
Class A	1,885,782
Class C	3,515 [1]
Administrator Class	107,939
Distribution fee
Class C	10,467 [1]
Custody and accounting fees	28,824
Professional fees	51,179
Registration fees	94,970
Shareholder report expenses	45,884
Trustees’ fees and expenses	15,997
Other fees and expenses	26,167
Total expenses	10,701,573
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,410,936)
Class A	(381,280)
Administrator Class	(5,933)
Net expenses	8,903,424
Net investment loss	(3,802,850)
Realized and unrealized gains (losses) on investments
Net realized gains on investments (including in-kind redemptions of $55,547,169)	150,962,882
Net change in unrealized gains (losses) on investments	(122,460,037)
Net realized and unrealized gains (losses) on investments	28,502,845
Net increase in net assets resulting from operations	$24,699,995
1 For the period from August 1, 2025 to November 14, 2025. Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Large Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
Operations
Net investment loss		$(3,802,850)		$(4,247,083)
Net realized gains on investments		150,962,882		204,992,519
Net change in unrealized gains (losses) on investments		(122,460,037)		11,122,742
Net increase in net assets resulting from operations		24,699,995		211,868,178
Distributions to shareholders from
Net investment income and net realized gains
Class A		(104,569,812)		(100,853,463)
Class C		0 [1]		(1,167,840)
Class R6		(12,556,357)		(13,072,970)
Administrator Class		(5,836,299)		(5,813,608)
Institutional Class		(9,874,330)		(10,106,676)
Total distributions to shareholders		(132,836,798)		(131,014,557)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	210,683	8,837,838	353,784	14,488,196
Class C	2,782 [1]	87,851 [1]	27,347	800,667
Class R6	100,665	4,855,646	286,551	12,841,704
Administrator Class	9,921	442,319	34,386	1,521,576
Institutional Class	1,586,073	71,938,208	1,175,233	54,966,688
		86,161,862		84,618,831
Reinvestment of distributions
Class A	2,626,811	101,447,445	2,378,701	98,192,788
Class C	0 [1]	0 [1]	40,606	1,167,840
Class R6	281,249	12,490,272	265,116	12,314,656
Administrator Class	144,129	5,834,354	135,158	5,811,775
Institutional Class	223,856	9,737,714	217,598	9,935,515
		129,509,785		127,422,574
Payment for shares redeemed
Class A	(2,333,110)	(96,029,406)	(2,266,505)	(93,724,784)
Class C	(7,444)[1]	(239,077)[1]	(119,223)	(3,435,585)
Class R6	(514,952)	(24,221,617)	(616,091)	(28,065,655)
Administrator Class	(186,227)	(7,938,250)	(940,267)	(43,220,363)
Institutional Class	(1,798,850)	(80,200,825)	(1,520,883)	(71,636,529)
		(208,629,175)		(240,082,916)
1 For the period from August 1, 2025 to November 14, 2025
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
	Shares		Shares
Share conversions
Class A	100,206 [2]	$4,596,872 [2]	0	$0
Class C	(144,941)[2]	(4,596,872)[2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		7,042,472		(28,041,511)
Total increase (decrease) in net assets		(101,094,331)		52,812,110
Net assets
Beginning of period		1,027,019,553		974,207,443
End of period		$925,925,222		$1,027,019,553
2 Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
8 | Allspring Large Cap Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$45.13	$41.87	$39.13	$37.58	$55.05
Net investment loss	(0.19)[1]	(0.21)[1]	(0.20)[1]	(0.08)[1]	(0.24)[1]
Net realized and unrealized gains (losses) on investments	1.21	9.70	10.08	5.15	(9.43)
Total from investment operations	1.02	9.49	9.88	5.07	(9.67)
Distributions to shareholders from
Net realized gains	(6.20)	(6.23)	(7.14)	(3.52)	(7.80)
Net asset value, end of period	$39.95	$45.13	$41.87	$39.13	$37.58
Total return[2]	2.74%	24.04%	29.36%	15.86%	(20.79)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.17%	1.18%	1.19%	1.17%
Net expenses	0.97%	0.97%	1.03%	1.06%	1.04%
Net investment loss	(0.45)%	(0.50)%	(0.52)%	(0.24)%	(0.52)%
Supplemental data
Portfolio turnover rate	33%	44%	29%	51%	43%
Net assets, end of period (000s omitted)	$718,584	$784,483	$708,313	$516,771	$492,177

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 9

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$50.89	$46.36	$42.45	$40.28	$58.26
Net investment income (loss)	(0.04)[1]	(0.06)[1]	(0.06)[1]	0.09 [1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	1.40	10.82	11.11	5.60	(10.12)
Total from investment operations	1.36	10.76	11.05	5.69	(10.18)
Distributions to shareholders from
Net realized gains	(6.20)	(6.23)	(7.14)	(3.52)	(7.80)
Net asset value, end of period	$46.05	$50.89	$46.36	$42.45	$40.28
Total return[2]	3.13%	24.49%	29.87%	16.37%	(20.49)%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.75%	0.76%	0.76%	0.74%
Net expenses	0.60%	0.60%	0.64%	0.65%	0.65%
Net investment income (loss)	(0.08)%	(0.13)%	(0.13)%	0.24%	(0.13)%
Supplemental data
Portfolio turnover rate	33%	44%	29%	51%	43%
Net assets, end of period (000s omitted)	$92,418	$108,911	$102,190	$57,583	$216,150

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$47.01	$43.37	$40.26	$38.51	$56.18
Net investment loss	(0.18)[1]	(0.21)[1]	(0.18)[1]	(0.05)[1]	(0.20)
Net realized and unrealized gains (losses) on investments	1.26	10.08	10.43	5.32	(9.67)
Total from investment operations	1.08	9.87	10.25	5.27	(9.87)
Distributions to shareholders from
Net realized gains	(6.20)	(6.23)	(7.14)	(3.52)	(7.80)
Net asset value, end of period	$41.89	$47.01	$43.37	$40.26	$38.51
Total return[2]	2.76%	24.09%	29.46%	16.00%	(20.72)%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.11%	1.11%	1.09%
Net expenses	0.94%	0.94%	0.95%	0.95%	0.95%
Net investment loss	(0.42)%	(0.48)%	(0.44)%	(0.13)%	(0.42)%
Supplemental data
Portfolio turnover rate	33%	44%	29%	51%	43%
Net assets, end of period (000s omitted)	$39,693	$46,055	$75,915	$62,059	$60,062

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Growth Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$49.99	$45.68	$41.96	$39.90	$57.83
Net investment income (loss)	(0.08)[1]	(0.10)[1]	(0.10)[1]	0.03 [1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	1.36	10.64	10.96	5.55	(10.02)
Total from investment operations	1.28	10.54	10.86	5.58	(10.13)
Distributions to shareholders from
Net realized gains	(6.20)	(6.23)	(7.14)	(3.52)	(7.80)
Net asset value, end of period	$45.07	$49.99	$45.68	$41.96	$39.90
Total return[2]	3.01%	24.36%	29.75%	16.24%	(20.57)%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.86%	0.86%	0.84%
Net expenses	0.70%	0.70%	0.74%	0.75%	0.75%
Net investment income (loss)	(0.18)%	(0.23)%	(0.23)%	0.08%	(0.22)%
Supplemental data
Portfolio turnover rate	33%	44%	29%	51%	43%
Net assets, end of period (000s omitted)	$75,230	$82,891	$81,579	$35,055	$43,622

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on November 14, 2025, Class C shares became Class A shares in a tax-free conversion. Shareholders of Class C received Class A shares at a value equal to the value of their Class C shares immediately prior to the conversion. Class C shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Large Cap Growth Fund | 13

Notes to financial statements
As of July 31, 2026, the aggregate cost of all investments for federal income tax purposes was $447,550,630 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$494,933,911
Gross unrealized losses	(15,630,409)
Net unrealized gains	$479,303,502
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to redemptions-in-kind and net operating losses. At July 31, 2026, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of assets and liabilities:
Paid-in capital	Total distributable earnings
$50,901,196	$(50,901,196)
As of July 31, 2026, the Fund had a qualified late-year ordinary loss of $1,687,859 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$118,583,382	$0	$0	$118,583,382
Consumer discretionary	87,427,675	0	0	87,427,675
Financials	61,779,861	0	0	61,779,861
Health care	75,885,016	0	0	75,885,016
Industrials	129,812,971	0	0	129,812,971
Information technology	429,036,444	0	0	429,036,444
Short-term investments
Investment companies	24,328,783	0	0	24,328,783
Total assets	$926,854,132	$0	$0	$926,854,132
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At July 31, 2026, the Fund did not have any transfers into/out of Level 3.
14 | Allspring Large Cap Growth Fund

Notes to financial statements
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2026, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.19%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to July 1, 2026, the class-level administration fee for Class A was 0.20% of its average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2026 (November 30, 2027 for Class A) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of July 31, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.01%
Class R6	0.60
Administrator Class	0.94
Institutional Class	0.70
Allspring Large Cap Growth Fund | 15

Notes to financial statements
Prior to July 1, 2026, the Fund’s expenses were capped at 1.02% for Class A.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2026, Allspring Funds Distributor received $4,331 from the sale of Class A shares and $15 and $286 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2026 were $318,915,872 and $452,798,972, respectively.
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is a party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2026, there were no borrowings by the Fund under the agreement.
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended July 31
	2026	2025
Ordinary income	$0	$836,007
Long-term capital gain	132,836,798	130,178,550
Total	$132,836,798	$131,014,557
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Total
$64,949,290	$479,303,502	$(1,687,859)	$542,564,933
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
16 | Allspring Large Cap Growth Fund

Notes to financial statements
8.CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.REDEMPTIONS IN-KIND
During the year ended July 31, 2026, the Fund redeemed assets through in-kind redemptions for shareholders in Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of operations and these redemption transactions are reflected on the Statement of changes in net assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
06-10-2026	$38,439,795	$505,474	$36,169,876	4.07%
07-17-2026	20,150,726	263,908	19,377,293	2.17
11.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Large Cap Growth Fund | 17

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Growth Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 24, 2026
18 | Allspring Large Cap Growth Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $132,836,798 was designated as a 20% rate gain distribution for the fiscal year ended
July 31, 2026.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Large Cap Growth Fund | 19

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

20 | Allspring Large Cap Growth Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 18-20, 2026 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Large Cap Growth Fund (the “Fund”):  (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2026, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2026. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above conferred with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, recent changes in such senior management, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates, including the Sub-Adviser.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.“

Allspring Large Cap Growth Fund | 21

Other information (unaudited)
and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2025. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was in range of the average investment performance of the Universe for the three-year period under review, and was lower than the average investment performance of the Universe for the one-, five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 1000® Growth Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising the expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are not expected to immediately reduce the Fund’s net operating expense ratio for such share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not the class level.
Among other information reviewed by the Board was a comparison of the Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for the Class A, Institutional Class, and Class R6 shares, and were higher than the sum of the average rates for the expense Groups for the Administrator Class shares. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are not expected to immediately reduce the Fund’s net operating expense ratio for such share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

22 | Allspring Large Cap Growth Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of a fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to the Fund and shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Large Cap Growth Fund | 23

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3354 07-26

Allspring Premier Large Company Growth Fund
Long Form Financial Statements
Annual Report
July 31, 2026

Allspring Premier Large Company Growth Fund | 1

Portfolio of investments—July 31, 2026
Portfolio of investments

	Shares	Value
Common stocks: 98.49%
Communication services: 9.56%
Entertainment: 2.87%
Live Nation Entertainment, Inc.†	119,479	$20,804,878
TKO Group Holdings, Inc. Class A	84,829	15,422,761
		36,227,639
Interactive media & services: 6.69%
Alphabet, Inc. Class A	237,609	84,619,693
Consumer discretionary: 10.03%
Automobiles: 1.28%
Ferrari NV	40,976	16,139,217
Broadline retail: 2.35%
Amazon.com, Inc.†	109,699	29,792,054
Hotels, restaurants & leisure: 4.62%
DoorDash, Inc. Class A†	8,263	1,620,870
Hilton Worldwide Holdings, Inc.	53,263	17,070,259
Starbucks Corp.	163,113	17,167,643
Viking Holdings Ltd.†	216,098	22,549,827
		58,408,599
Specialty retail: 0.65%
Carvana Co. Class A†	131,273	8,186,184
Textiles, apparel & luxury goods: 1.13%
Amer Sports, Inc.†	189,067	6,713,769
Deckers Outdoor Corp.†	78,511	7,606,146
		14,319,915
Consumer staples: 2.73%
Consumer staples distribution & retail: 2.73%
Costco Wholesale Corp.	20,269	19,293,858
Walmart, Inc.	136,979	15,232,065
		34,525,923
Energy: 1.35%
Oil, gas & consumable fuels: 1.35%
Williams Cos., Inc.	238,216	17,041,973
Financials: 3.91%
Capital markets: 2.18%
Interactive Brokers Group, Inc. Class A	156,917	13,807,127
Morgan Stanley	65,533	13,789,454
		27,596,581
Financial services: 0.80%
Affirm Holdings, Inc.†	140,564	10,051,732
The accompanying notes are an integral part of these financial statements.
2 | Allspring Premier Large Company Growth Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Insurance: 0.93%
Arthur J Gallagher & Co.	47,342	$11,808,041
Health care: 8.92%
Biotechnology: 2.96%
argenx SE ADR†	15,231	13,004,533
BridgeBio Pharma, Inc.†	122,011	9,771,861
Natera, Inc.†	54,861	14,689,581
		37,465,975
Health care equipment & supplies: 0.75%
Edwards Lifesciences Corp.†	109,853	9,455,048
Health care providers & services: 2.07%
Guardant Health, Inc.†	62,820	10,176,212
McKesson Corp.	18,606	15,930,271
		26,106,483
Pharmaceuticals: 3.14%
Elanco Animal Health, Inc.†	464,217	12,241,402
Eli Lilly & Co.	23,904	27,461,871
		39,703,273
Industrials: 19.69%
Aerospace & defense: 4.23%
Axon Enterprise, Inc.†	20,909	11,034,934
General Electric Co.	65,833	23,704,488
Howmet Aerospace, Inc.	66,236	18,695,774
		53,435,196
Building products: 1.86%
Johnson Controls International PLC	160,689	23,566,649
Commercial services & supplies: 0.89%
Cintas Corp.	55,080	11,271,020
Construction & engineering: 4.26%
Comfort Systems USA, Inc.	16,286	28,169,731
Quanta Services, Inc.	38,600	25,760,096
		53,929,827
Electrical equipment: 4.64%
Bloom Energy Corp. Class A†	53,632	11,038,002
GE Vernova, Inc.	24,012	23,778,843
Rockwell Automation, Inc.	29,180	14,008,734
Vertiv Holdings Co. Class A	40,566	9,799,529
		58,625,108
Ground transportation: 0.95%
XPO, Inc.†	59,577	11,973,190
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 3

Portfolio of investments—July 31, 2026

	Shares	Value
Professional services: 1.90%
UL Solutions, Inc. Class A	261,606	$23,973,574
Trading companies & distributors: 0.96%
United Rentals, Inc.	11,291	12,185,925
Information technology: 41.22%
Communications equipment: 2.29%
Arista Networks, Inc.†	97,222	17,533,988
Lumentum Holdings, Inc.†	16,009	11,429,465
		28,963,453
Electronic equipment, instruments & components: 2.00%
Flex Ltd.†	93,555	10,641,881
Teledyne Technologies, Inc.†	22,476	14,734,591
		25,376,472
IT services: 3.39%
Akamai Technologies, Inc.†	65,521	7,546,709
Cloudflare, Inc. Class A†	61,941	17,280,300
Shopify, Inc. Class A†	66,543	7,795,513
Twilio, Inc. Class A†	51,701	10,203,192
		42,825,714
Semiconductors & semiconductor equipment: 25.00%
Advanced Micro Devices, Inc.†	50,244	23,923,681
Broadcom, Inc.	164,623	64,084,441
Intel Corp.†	185,946	16,772,329
MACOM Technology Solutions Holdings, Inc.†	35,111	8,828,310
Micron Technology, Inc.	25,250	20,781,508
Monolithic Power Systems, Inc.	11,042	15,746,223
NVIDIA Corp.	550,150	110,442,613
STMicroelectronics NV	294,655	15,436,975
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	99,104	40,062,792
		316,078,872
Technology hardware, storage & peripherals: 8.54%
Apple, Inc.	240,139	74,181,339
Sandisk Corp.†	15,229	18,500,646
Seagate Technology Holdings PLC	17,833	15,267,366
		107,949,351
Materials: 1.08%
Construction materials: 1.08%
Vulcan Materials Co.	51,072	13,716,407
Total common stocks (Cost $856,585,553)		1,245,319,088
The accompanying notes are an integral part of these financial statements.
4 | Allspring Premier Large Company Growth Fund

Portfolio of investments—July 31, 2026

		Yield	Shares	Value
Short-term investments: 0.03%
Investment companies: 0.03%
Allspring Government Money Market Fund Select Class♠∞		3.59%	421,291	$421,291
Total short-term investments (Cost $421,291)				421,291
Total investments in securities (Cost $857,006,844)	98.52%			1,245,740,379
Other assets and liabilities, net	1.48			18,682,138
Total net assets	100.00%			$1,264,422,517

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$35,955,183	$549,607,053	$(585,140,945)	$0	$0	$421,291	421,291	$596,979
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 5

Statement of assets and liabilities—July 31, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $856,585,553)	$1,245,319,088
Investments in affiliated securities, at value (cost $421,291)	421,291
Cash	35
Receivable for investments sold	30,483,633
Receivable for dividends	197,600
Receivable for Fund shares sold	37,619
Prepaid expenses and other assets	38,293
Total assets	1,276,497,559
Liabilities
Payable for investments purchased	10,338,388
Management fee payable	722,023
Payable for Fund shares redeemed	530,134
Shareholder servicing fees payable	249,839
Administration fees payable	209,600
Accrued expenses and other liabilities	25,058
Total liabilities	12,075,042
Total net assets	$1,264,422,517
Net assets consist of
Paid-in capital	$706,286,449
Total distributable earnings	558,136,068
Total net assets	$1,264,422,517
Computation of net asset value and offering price per share
Net assets–Class A	$1,046,567,235
Shares outstanding–Class A1	111,299,001
Net asset value per share–Class A	$9.40
Maximum offering price per share – Class A2	$9.97
Net assets–Class R6	$37,874,893
Shares outstanding–Class R6[1]	3,083,681
Net asset value per share–Class R6	$12.28
Net assets–Administrator Class	$21,650,284
Shares outstanding–Administrator Class[1]	2,115,962
Net asset value per share–Administrator Class	$10.23
Net assets–Institutional Class	$158,330,105
Shares outstanding–Institutional Class[1]	13,145,974
Net asset value per share–Institutional Class	$12.04
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Premier Large Company Growth Fund

Statement of operations—year ended July 31, 2026
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $153,077)	$5,300,591
Income from affiliated securities	596,979
Interest (net of foreign withholding taxes of $20,063)	118,202
Total investment income	6,015,772
Expenses
Management fee	9,444,716
Administration fees
Class A	2,267,023
Class C	5,553 [1]
Class R6	12,382
Administrator Class	30,932
Institutional Class	245,375
Shareholder servicing fees
Class A	2,843,775
Class C	6,859 [1]
Administrator Class	59,199
Distribution fee
Class C	20,534 [1]
Custody and accounting fees	40,798
Professional fees	52,680
Registration fees	107,631
Shareholder report expenses	68,487
Trustees’ fees and expenses	20,376
Other fees and expenses	22,278
Total expenses	15,248,598
Less: Fee waivers and/or expense reimbursements
Fund-level	(698,875)
Class A	(189,112)
Class R6	(12,080)
Administrator Class	(7,172)
Institutional Class	(149,189)
Net expenses	14,192,170
Net investment loss	(8,176,398)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities (including in-kind redemptions of $72,221,767)	331,264,872
Foreign currency and foreign currency translations	(307)
Net realized gains on investments	331,264,565
Net change in unrealized gains (losses) on investments	(306,837,278)
Net realized and unrealized gains (losses) on investments	24,427,287
Net increase in net assets resulting from operations	$16,250,889
1 For the period from August 1, 2025 to November 14, 2025. Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
Operations
Net investment loss		$(8,176,398)		$(8,427,494)
Net realized gains on investments		331,264,565		379,057,814
Net change in unrealized gains (losses) on investments		(306,837,278)		12,363,101
Net increase in net assets resulting from operations		16,250,889		382,993,421
Distributions to shareholders from
Net investment income and net realized gains
Class A		(285,632,615)		(192,874,430)
Class C		0 [1]		(4,949,484)
Class R6		(8,462,667)		(6,344,322)
Administrator Class		(5,630,808)		(4,040,484)
Institutional Class		(39,336,640)		(32,113,468)
Total distributions to shareholders		(339,062,730)		(240,322,188)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,921,959	18,945,874	1,829,628	20,280,793
Class C	21,973 [1]	71,794 [1]	468,350	1,499,241
Class R6	139,773	1,756,726	831,405	10,586,521
Administrator Class	52,615	608,760	171,973	2,123,013
Institutional Class	8,141,848	101,790,351	6,056,485	83,095,828
		123,173,505		117,585,396
Reinvestment of distributions
Class A	29,103,642	271,245,937	16,230,707	182,595,452
Class C	0 [1]	0 [1]	1,665,850	4,880,942
Class R6	614,274	7,457,286	411,170	5,653,585
Administrator Class	532,681	5,396,059	323,524	3,875,817
Institutional Class	3,230,436	38,474,496	2,208,076	29,919,431
		322,573,778		226,925,227
Payment for shares redeemed
Class A	(16,985,273)	(172,816,840)	(13,308,995)	(149,013,767)
Class C	(324,292)[1]	(1,066,483)[1]	(1,739,689)	(5,711,000)
Class R6	(514,711)	(6,496,769)	(2,867,919)	(38,705,087)
Administrator Class	(383,998)	(4,202,109)	(434,548)	(5,137,911)
Institutional Class	(12,350,828)	(154,185,337)	(9,856,794)	(135,510,673)
		(338,767,538)		(334,078,438)
1 For the period from August 1, 2025 to November 14, 2025
The accompanying notes are an integral part of these financial statements.
8 | Allspring Premier Large Company Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
	Shares		Shares
Share conversions
Class A	702,632 [2]	$8,769,755 [2]	0	$0
Class C	(2,716,188)[2]	(8,769,755)[2]	0	0
		0		0
Net increase in net assets resulting from capital share transactions		106,979,745		10,432,185
Total increase (decrease) in net assets		(215,832,096)		153,103,418
Net assets
Beginning of period		1,480,254,613		1,327,151,195
End of period		$1,264,422,517		$1,480,254,613
2 Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 9

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$12.34	$11.20	$12.55	$11.54	$19.28
Net investment loss	(0.07)[1]	(0.08)[1]	(0.08)[1]	(0.07)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	0.18	3.41	2.48	1.08	(3.54)
Total from investment operations	0.11	3.33	2.40	1.01	(3.65)
Distributions to shareholders from
Net realized gains	(3.05)	(2.19)	(3.75)	0.00	(4.09)
Net asset value, end of period	$9.40	$12.34	$11.20	$12.55	$11.54
Total return[2]	1.13%	31.67%	26.70%	8.75%	(24.02)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.15%	1.15%	1.15%	1.13%
Net expenses	1.08%	1.08%	1.09%	1.09%	1.10%
Net investment loss	(0.65)%	(0.68)%	(0.75)%	(0.61)%	(0.75)%
Supplemental data
Portfolio turnover rate	82%	63%	47%	76%	54%
Net assets, end of period (000s omitted)	$1,046,567	$1,191,800	$1,028,666	$953,527	$1,001,892

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$15.13	$13.27	$14.13	$12.94	$21.03
Net investment loss	(0.03)[1]	(0.03)[1]	(0.03)[1]	(0.02)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	0.23	4.08	2.92	1.21	(3.95)
Total from investment operations	0.20	4.05	2.89	1.19	(4.00)
Distributions to shareholders from
Net realized gains	(3.05)	(2.19)	(3.75)	0.00	(4.09)
Net asset value, end of period	$12.28	$15.13	$13.27	$14.13	$12.94
Total return[2]	1.57%	32.22%	27.29%	9.20%	(23.64)%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.72%	0.72%	0.70%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment loss	(0.22)%	(0.24)%	(0.22)%	(0.17)%	(0.30)%
Supplemental data
Portfolio turnover rate	82%	63%	47%	76%	54%
Net assets, end of period (000s omitted)	$37,875	$43,041	$59,319	$839,917	$856,050

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$13.15	$11.81	$13.02	$11.96	$19.82
Net investment loss	(0.06)[1]	(0.07)[1]	(0.07)[1]	(0.06)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	0.19	3.60	2.61	1.12	(3.66)
Total from investment operations	0.13	3.53	2.54	1.06	(3.77)
Distributions to shareholders from
Net realized gains	(3.05)	(2.19)	(3.75)	0.00	(4.09)
Net asset value, end of period	$10.23	$13.15	$11.81	$13.02	$11.96
Total return[2]	1.24%	31.75%	26.83%	8.86%	(23.96)%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.08%	1.08%	1.06%	1.04%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment loss	(0.57)%	(0.60)%	(0.66)%	(0.52)%	(0.68)%
Supplemental data
Portfolio turnover rate	82%	63%	47%	76%	54%
Net assets, end of period (000s omitted)	$21,650	$25,186	$21,898	$20,383	$22,546

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$14.91	$13.11	$14.01	$12.83	$20.90
Net investment loss	(0.04)[1]	(0.04)[1]	(0.04)[1]	(0.03)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	0.22	4.03	2.89	1.21	(3.92)
Total from investment operations	0.18	3.99	2.85	1.18	(3.98)
Distributions to shareholders from
Net realized gains	(3.05)	(2.19)	(3.75)	0.00	(4.09)
Net asset value, end of period	$12.04	$14.91	$13.11	$14.01	$12.83
Total return[2]	1.45%	32.15%	27.24%	9.20%	(23.70)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.83%	0.82%	0.80%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment loss	(0.27)%	(0.30)%	(0.36)%	(0.21)%	(0.35)%
Supplemental data
Portfolio turnover rate	82%	63%	47%	76%	54%
Net assets, end of period (000s omitted)	$158,330	$210,567	$206,024	$266,914	$409,806

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Premier Large Company Growth Fund | 13

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on November 14, 2025, Class C shares became Class A shares in a tax-free conversion. Shareholders of Class C received Class A shares at a value equal to the value of their Class C shares immediately prior to the conversion. Class C shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
14 | Allspring Premier Large Company Growth Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2026, the aggregate cost of all investments for federal income tax purposes was $857,605,419 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$417,844,034
Gross unrealized losses	(29,709,074)
Net unrealized gains	$388,134,960
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses and redemptions-in-kind. At July 31, 2026, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of assets and liabilities:
Paid-in capital	Total distributable earnings
$68,263,121	$(68,263,121)
As of July 31, 2026, the  Fund had a qualified late-year ordinary loss of $4,280,411 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Premier Large Company Growth Fund | 15

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$120,847,332	$0	$0	$120,847,332
Consumer discretionary	126,845,969	0	0	126,845,969
Consumer staples	34,525,923	0	0	34,525,923
Energy	17,041,973	0	0	17,041,973
Financials	49,456,354	0	0	49,456,354
Health care	112,730,779	0	0	112,730,779
Industrials	248,960,489	0	0	248,960,489
Information technology	521,193,862	0	0	521,193,862
Materials	13,716,407	0	0	13,716,407
Short-term investments
Investment companies	421,291	0	0	421,291
Total assets	$1,245,740,379	$0	$0	$1,245,740,379
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At July 31, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $3 billion	0.590
Next $2 billion	0.565
Next $2 billion	0.555
Next $4 billion	0.530
Over $16 billion	0.505
For the year ended July 31, 2026, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
16 | Allspring Premier Large Company Growth Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.19%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to July 1, 2026, the class-level administration fee for Class A was 0.20% of its average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2026 (November 30, 2027 for Class A) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of July 31, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.08%
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.70
Prior to July 1, 2026, the Fund’s expenses were capped at 1.10% for Class A.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2026, Allspring Funds Distributor received $7,702 from the sale of Class A shares and $79 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2026 were $1,129,556,723 and $1,354,870,697, respectively.
Allspring Premier Large Company Growth Fund | 17

Notes to financial statements
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is a party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended July 31, 2026, there were no borrowings by the Fund under the agreement.
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended July 31
	2026	2025
Ordinary income	$19,327,371	$1,974,108
Long-term capital gain	319,735,359	238,348,080
Total	$339,062,730	$240,322,188
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Total
$174,289,260	$388,134,960	$(4,280,411)	$558,143,809
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
8.CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.REDEMPTIONS IN-KIND
During the year ended July 31, 2026, the Fund redeemed assets through in-kind redemptions for shareholders in Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of operations and these redemption transactions are reflected on the Statement of changes in net assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
06-10-2026	$57,617,200	$788,597	$50,515,948	4.31%
07-17-2026	22,437,181	894,029	21,705,819	1.78
11.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial
18 | Allspring Premier Large Company Growth Fund

Notes to financial statements
information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
12.SUBSEQUENT EVENT
At the Fund’s Board meeting held on August 17-19, 2026, the Board of Trustees approved the addition of a new share class, “ETF Class”. The Fund’s ETF Class shares are not currently offered.
Allspring Premier Large Company Growth Fund | 19

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Premier Large Company Growth Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 24, 2026
20 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 21% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2026.
Pursuant to Section 852 of the Internal Revenue Code, $319,735,359 was designated as a 20% rate gain distribution for the fiscal year ended
July 31, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $4,423,450 of income dividends paid during the fiscal year ended July 31, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2026, $19,327,371 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Premier Large Company Growth Fund | 21

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

22 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 18-20, 2026 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Premier Large Company Growth Fund (the “Fund”):  (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2026, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2026. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above conferred with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, recent changes in such senior management, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates, including the Sub-Adviser.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Premier Large Company Growth Fund | 23

Other information (unaudited)
and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2025. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 1000® Growth Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising the expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are expected to reduce the Fund’s net operating expense ratio for such share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not the class level.
Among other information reviewed by the Board was a comparison of the Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of the average rates for the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are expected to reduce the Fund’s net operating expense ratio for such share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

24 | Allspring Premier Large Company Growth Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of a fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to the Fund and shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Premier Large Company Growth Fund | 25

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR4325 07-26

Allspring Special Large Cap Value Fund
Long Form Financial Statements
Annual Report
July 31, 2026

Allspring Special Large Cap Value Fund | 1

Portfolio of investments—July 31, 2026
Portfolio of investments

	Shares	Value
Common stocks: 99.46%
Communication services: 3.09%
Interactive media & services: 3.09%
Alphabet, Inc. Class C	176,506	$62,950,865
Consumer discretionary: 11.59%
Automobiles: 1.79%
General Motors Co.	409,835	36,417,938
Broadline retail: 8.04%
Amazon.com, Inc.†	602,614	163,657,910
Specialty retail: 1.76%
Home Depot, Inc.	107,703	35,753,088
Consumer staples: 5.94%
Consumer staples distribution & retail: 0.98%
Walmart, Inc.	180,091	20,026,119
Food products: 1.99%
Mondelez International, Inc. Class A	650,438	40,528,792
Personal care products: 2.97%
Unilever PLC ADR	951,737	60,349,643
Energy: 5.81%
Energy equipment & services: 1.77%
Baker Hughes Co. Class A	596,014	36,052,887
Oil, gas & consumable fuels: 4.04%
ConocoPhillips	379,744	45,751,557
ExxonMobil Holdings Corp.	234,685	36,479,436
		82,230,993
Financials: 16.48%
Banks: 4.08%
Bank of America Corp.	650,819	40,318,237
Wells Fargo & Co.	493,712	42,681,402
		82,999,639
Consumer finance: 3.41%
Capital One Financial Corp.	332,082	69,408,459
Financial services: 7.63%
Berkshire Hathaway, Inc. Class B†	141,400	72,331,756
Rocket Cos., Inc. Class A†	2,337,509	30,153,866
Visa, Inc. Class A	144,445	52,885,648
		155,371,270
Insurance: 1.36%
Chubb Ltd.	78,673	27,589,048
The accompanying notes are an integral part of these financial statements.
2 | Allspring Special Large Cap Value Fund

Portfolio of investments—July 31, 2026

	Shares	Value
Health care: 12.52%
Biotechnology: 2.06%
Vertex Pharmaceuticals, Inc.†	88,042	$42,004,838
Health care equipment & supplies: 1.62%
Medtronic PLC	385,840	32,946,878
Health care providers & services: 3.15%
Labcorp Holdings, Inc.	207,112	64,039,030
Life sciences tools & services: 2.64%
Danaher Corp.	275,937	53,802,196
Pharmaceuticals: 3.05%
Johnson & Johnson	242,268	62,105,402
Industrials: 14.94%
Aerospace & defense: 2.40%
Honeywell Aerospace, Inc.†	177,824	36,763,334
RTX Corp.	56,305	12,117,962
		48,881,296
Building products: 0.76%
Owens Corning	111,589	15,499,712
Electrical equipment: 3.24%
Eaton Corp. PLC	158,786	65,927,947
Ground transportation: 5.11%
Canadian Pacific Kansas City Ltd.	828,150	73,614,254
Union Pacific Corp.	103,724	30,300,892
		103,915,146
Machinery: 1.22%
Deere & Co.	41,774	24,758,196
Trading companies & distributors: 2.21%
AerCap Holdings NV	298,743	45,080,319
Information technology: 17.23%
Semiconductors & semiconductor equipment: 5.20%
Broadcom, Inc.	93,926	36,563,513
NXP Semiconductors NV	108,406	24,842,319
Qnity Electronics, Inc.	339,381	44,520,000
		105,925,832
Software: 7.77%
Autodesk, Inc.†	102,421	23,986,998
Cadence Design Systems, Inc.†	167,180	56,844,544
Microsoft Corp.	166,332	77,297,807
		158,129,349
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 3

Portfolio of investments—July 31, 2026

	Shares	Value
Technology hardware, storage & peripherals: 4.26%
Apple, Inc.	280,394	$86,616,510
Materials: 4.14%
Chemicals: 1.49%
Sherwin-Williams Co.	88,939	30,314,858
Construction materials: 2.65%
Amrize Ltd.	504,471	24,673,677
Vulcan Materials Co.	108,703	29,194,365
		53,868,042
Real estate: 3.92%
Industrial REITs: 1.53%
Prologis, Inc.	214,453	31,012,048
Real estate management & development: 2.39%
CBRE Group, Inc. Class A†	331,819	48,714,348
Utilities: 3.80%
Electric utilities: 3.80%
NextEra Energy, Inc.	889,166	77,286,309
Total common stocks (Cost $1,602,220,152)		2,024,164,907

		Yield
Short-term investments: 0.52%
Investment companies: 0.52%
Allspring Government Money Market Fund Select Class♠∞		3.59%	10,643,913	10,643,913
Total short-term investments (Cost $10,643,913)				10,643,913
Total investments in securities (Cost $1,612,864,065)	99.98%			2,034,808,820
Other assets and liabilities, net	0.02			446,616
Total net assets	100.00%			$2,035,255,436

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
4 | Allspring Special Large Cap Value Fund

Portfolio of investments—July 31, 2026

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$33,285,965	$528,153,705	$(550,795,757)	$0	$0	$10,643,913	10,643,913	$917,538
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 5

Statement of assets and liabilities—July 31, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,602,220,152)	$2,024,164,907
Investments in affiliated securities, at value (cost $10,643,913)	10,643,913
Cash	102
Receivable for investments sold	7,774,659
Receivable for Fund shares sold	896,307
Receivable for dividends	203,788
Prepaid expenses and other assets	86,974
Total assets	2,043,770,650
Liabilities
Payable for investments purchased	6,855,285
Management fee payable	638,457
Payable for Fund shares redeemed	525,269
Shareholder servicing fees payable	240,667
Administration fees payable	222,632
Accrued expenses and other liabilities	32,904
Total liabilities	8,515,214
Total net assets	$2,035,255,436
Net assets consist of
Paid-in capital	$1,369,277,578
Total distributable earnings	665,977,858
Total net assets	$2,035,255,436
Computation of net asset value and offering price per share
Net assets–Class A	$528,889,903
Shares outstanding–Class A1	33,557,479
Net asset value per share–Class A	$15.76
Maximum offering price per share – Class A2	$16.72
Net assets–Class R6	$468,680,150
Shares outstanding–Class R6[1]	30,558,232
Net asset value per share–Class R6	$15.34
Net assets–Administrator Class	$561,393,608
Shares outstanding–Administrator Class[1]	32,680,816
Net asset value per share–Administrator Class	$17.18
Net assets–Institutional Class	$476,291,775
Shares outstanding–Institutional Class[1]	29,850,276
Net asset value per share–Institutional Class	$15.96
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Special Large Cap Value Fund

Statement of operations—year ended July 31, 2026
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $193,154)	$29,819,327
Income from affiliated securities	917,538
Total investment income	30,736,865
Expenses
Management fee	7,974,390
Administration fees
Class A	1,032,899
Class C	1,655 [1]
Class R6	124,974
Administrator Class	707,921
Institutional Class	752,299
Shareholder servicing fees
Class A	1,275,149
Class C	2,053 [1]
Administrator Class	1,352,711
Distribution fee
Class C	6,150 [1]
Custody and accounting fees	74,217
Professional fees	44,429
Registration fees	162,100
Shareholder report expenses	108,021
Trustees’ fees and expenses	22,335
Interest expense	2,928
Other fees and expenses	56,714
Total expenses	13,700,945
Less: Fee waivers and/or expense reimbursements
Fund-level	(791,591)
Class A	(66,077)
Administrator Class	(215,445)
Net expenses	12,627,832
Net investment income	18,109,033
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	288,039,393
Foreign currency and foreign currency translations	2,246
Net realized gains on investments	288,041,639
Net change in unrealized gains (losses) on investments	24,898,524
Net realized and unrealized gains (losses) on investments	312,940,163
Net increase in net assets resulting from operations	$331,049,196
1 For the period from August 1, 2025 to November 14, 2025. Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
Operations
Net investment income		$18,109,033		$15,607,504
Net realized gains on investments		288,041,639		123,891,352
Net change in unrealized gains (losses) on investments		24,898,524		6,885,509
Net increase in net assets resulting from operations		331,049,196		146,384,365
Distributions to shareholders from
Net investment income and net realized gains
Class A		(34,653,716)		(22,506,814)
Class C		0 [1]		(126,698)
Class R6		(29,335,901)		(3,828,103)
Administrator Class		(33,727,787)		(38,712,825)
Institutional Class		(49,507,247)		(41,699,399)
Total distributions to shareholders		(147,224,651)		(106,873,839)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	277,700	4,137,430	398,397	5,554,919
Class C	23,298 [1]	326,908 [1]	85,994	1,182,927
Class R6	6,744,927	98,947,616	28,473,251	377,549,616
Administrator Class	133,253	2,161,458	143,466	2,181,966
Institutional Class	15,569,895	235,442,796	10,176,219	144,370,992
		341,016,208		530,840,420
Reinvestment of distributions
Class A	2,291,832	33,493,251	1,573,343	21,531,034
Class C	0 [1]	0 [1]	9,620	126,698
Class R6	2,061,235	29,335,901	286,906	3,828,103
Administrator Class	2,030,220	32,320,582	2,489,707	36,888,080
Institutional Class	3,343,722	49,487,677	3,010,636	41,668,312
		144,637,411		104,042,227
Payment for shares redeemed
Class A	(4,193,399)	(62,555,667)	(2,191,043)	(30,721,034)
Class C	(28,439)[1]	(404,485)[1]	(50,265)	(672,197)
Class R6	(6,215,265)	(90,451,328)	(4,103,574)	(56,790,724)
Administrator Class	(2,936,000)	(47,771,392)	(2,698,188)	(40,525,185)
Institutional Class	(29,150,340)	(434,753,161)	(8,898,851)	(126,895,331)
		(635,936,033)		(255,604,471)
Net asset value of shares issued in acquisition
Class A	0	0	15,741,458	230,556,265
Class C	0 [1]	0 [1]	67,096	944,848
Class R6	0	0	131,842	1,882,762
Administrator Class	0	0	623,197	9,890,801
Institutional Class	0	0	689,296	10,213,409
		0		253,488,085
1 For the period from August 1, 2025 to November 14, 2025
The accompanying notes are an integral part of these financial statements.
8 | Allspring Special Large Cap Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended July 31, 2026		Year ended July 31, 2025
	Shares		Shares
Share conversions
Class A	176,633 [2]	$2,628,184 [2]	0	$0
Class C	(184,143)[2]	(2,628,184)[2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		(150,282,414)		632,766,261
Total increase in net assets		33,542,131		672,276,787
Net assets
Beginning of period		2,001,713,305		1,329,436,518
End of period		$2,035,255,436		$2,001,713,305
2 Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 9

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$14.37	$14.21	$12.18	$11.66	$14.98
Net investment income	0.10 [1]	0.13 [1]	0.10 [1]	0.12 [1]	0.06
Net realized and unrealized gains (losses) on investments	2.31	1.22	2.27	1.44	(0.59)
Total from investment operations	2.41	1.35	2.37	1.56	(0.53)
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.09)	(0.10)	(0.09)
Net realized gains	(0.90)	(1.09)	(0.25)	(0.94)	(2.70)
Total distributions to shareholders	(1.02)	(1.19)	(0.34)	(1.04)	(2.79)
Net asset value, end of period	$15.76	$14.37	$14.21	$12.18	$11.66
Total return[2]	17.41%	9.94%	20.05%	14.17%	(5.29)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	1.10%	1.16%	1.17%	1.17%
Net expenses	0.81%	0.84%	1.05%	1.09%	1.09%
Net investment income	0.68%	0.91%	0.80%	1.02%	0.52%
Supplemental data
Portfolio turnover rate	73%	44%	36%	42%	40%
Net assets, end of period (000s omitted)	$528,890	$503,144	$276,829	$254,988	$249,213

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Special Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$14.02	$13.88	$11.90	$11.42	$14.73
Net investment income	0.16 [1]	0.16 [1]	0.15 [1]	0.16 [1]	0.18
Net realized and unrealized gains (losses) on investments	2.25	1.22	2.22	1.41	(0.64)
Total from investment operations	2.41	1.38	2.37	1.57	(0.46)
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.14)	(0.15)	(0.15)
Net realized gains	(0.90)	(1.09)	(0.25)	(0.94)	(2.70)
Total distributions to shareholders	(1.09)	(1.24)	(0.39)	(1.09)	(2.85)
Net asset value, end of period	$15.34	$14.02	$13.88	$11.90	$11.42
Total return[2]	17.85%	10.51%	20.60%	14.61%	(4.86)%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.59%	0.74%	0.75%	0.75%
Net expenses	0.40%	0.41%	0.62%	0.65%	0.65%
Net investment income	1.08%	1.20%	1.23%	1.47%	0.97%
Supplemental data
Portfolio turnover rate	73%	44%	36%	42%	40%
Net assets, end of period (000s omitted)	$468,680	$391,967	$44,138	$41,991	$42,878

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Administrator Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$15.58	$15.30	$13.09	$12.47	$15.83
Net investment income	0.13 [1]	0.16 [1]	0.13 [1]	0.15 [1]	0.09
Net realized and unrealized gains (losses) on investments	2.51	1.32	2.45	1.54	(0.63)
Total from investment operations	2.64	1.48	2.58	1.69	(0.54)
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.12)	(0.13)	(0.12)
Net realized gains	(0.90)	(1.09)	(0.25)	(0.94)	(2.70)
Total distributions to shareholders	(1.04)	(1.20)	(0.37)	(1.07)	(2.82)
Net asset value, end of period	$17.18	$15.58	$15.30	$13.09	$12.47
Total return[2]	17.49%	10.10%	20.31%	14.32%	(5.07)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	1.04%	1.09%	1.10%	1.09%
Net expenses	0.71%	0.73%	0.91%	0.92%	0.92%
Net investment income	0.77%	1.03%	0.95%	1.20%	0.70%
Supplemental data
Portfolio turnover rate	73%	44%	36%	42%	40%
Net assets, end of period (000s omitted)	$561,394	$521,055	$503,155	$455,987	$436,335

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$14.54	$14.36	$12.31	$11.77	$15.10
Net investment income	0.15 [1]	0.17 [1]	0.14 [1]	0.15 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	2.34	1.24	2.30	1.48	(0.61)
Total from investment operations	2.49	1.41	2.44	1.63	(0.49)
Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(0.14)	(0.15)	(0.14)
Net realized gains	(0.90)	(1.09)	(0.25)	(0.94)	(2.70)
Total distributions to shareholders	(1.07)	(1.23)	(0.39)	(1.09)	(2.84)
Net asset value, end of period	$15.96	$14.54	$14.36	$12.31	$11.77
Total return[2]	17.79%	10.32%	20.46%	14.69%	(4.96)%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.79%	0.84%	0.85%	0.85%
Net expenses	0.50%	0.53%	0.70%	0.70%	0.70%
Net investment income	1.02%	1.23%	1.13%	1.34%	0.92%
Supplemental data
Portfolio turnover rate	73%	44%	36%	42%	40%
Net assets, end of period (000s omitted)	$476,292	$582,933	$504,262	$321,762	$51,492

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Special Large Cap Value Fund | 13

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on November 14, 2025, Class C shares became Class A shares in a tax-free conversion. Shareholders of Class C received Class A shares at a value equal to the value of their Class C shares immediately prior to the conversion. Class C shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
14 | Allspring Special Large Cap Value Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of July 31, 2026, the aggregate cost of all investments for federal income tax purposes was $1,628,849,792 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$428,876,762
Gross unrealized losses	(22,917,734)
Net unrealized gains	$405,959,028
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$62,950,865	$0	$0	$62,950,865
Consumer discretionary	235,828,936	0	0	235,828,936
Consumer staples	120,904,554	0	0	120,904,554
Energy	118,283,880	0	0	118,283,880
Financials	335,368,416	0	0	335,368,416
Health care	254,898,344	0	0	254,898,344
Industrials	304,062,616	0	0	304,062,616
Information technology	350,671,691	0	0	350,671,691
Materials	84,182,900	0	0	84,182,900
Real estate	79,726,396	0	0	79,726,396
Utilities	77,286,309	0	0	77,286,309
Short-term investments
Investment companies	10,643,913	0	0	10,643,913
Total assets	$2,034,808,820	$0	$0	$2,034,808,820
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
Allspring Special Large Cap Value Fund | 15

Notes to financial statements
At July 31, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.400%
Next $4 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.330
For the year ended July 31, 2026, the management fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.19%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to July 1, 2026, the class-level administration fee for Class A was 0.20% of its average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through November 30, 2026 (November 30, 2027 for Class A) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of July 31, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.81%
Class R6	0.40
Administrator Class	0.75
Institutional Class	0.50
Prior to July 1, 2026, the Fund’s expenses were capped at 0.82% for Class A.
16 | Allspring Special Large Cap Value Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2026, Allspring Funds Distributor received $3,408 from the sale of Class A shares and $75 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended July 31, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended July 31, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2026 were $1,474,405,217 and $1,729,641,349, respectively.
6.ACQUISITION
After the close of business on July 25, 2025, the Fund acquired the net assets of Allspring Large Company Value Fund (“Large Company Value Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Class R6, Administrator Class and Institutional Class shares of Large Company Value Fund received Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Large Company Value Fund for 17,252,889 shares of the Fund valued at $253,488,085 at an exchange ratio of 0.91, 1.00, 0.94, 0.85 and 0.91 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Large Company Value Fund with a fair value of $253,481,432, identified cost of $229,070,505 and unrealized gains (losses) of $24,410,867 at July 25, 2025 was the principal assets acquired by the Fund. The aggregate net assets of Large Company Value Fund and the Fund immediately prior to the acquisition were $253,488,085 and $1,787,972,107, respectively. The aggregate net assets of the Fund immediately after the acquisition were $2,041,460,192. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Large Company Value Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed August 1, 2024, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2025 would have been as follows:
Net investment income	$18,106,328
Net realized and unrealized gains (losses) on investments	164,592,827
Net increase in net assets resulting from operations	$182,699,155
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Large Company Value Fund that have been included in the Fund’s Statement of operations since July 26, 2025.
7.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is a party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
Allspring Special Large Cap Value Fund | 17

Notes to financial statements
During the year ended July 31, 2026, the Fund had average borrowings outstanding of $59,178 at an average rate of 4.95% and paid interest in the amount of $2,928. The maximum amount borrowed during the year ended July 31, 2026 was $7,200,000.
8.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended July 31
	2026	2025
Ordinary income	$45,509,398	$21,146,023
Long-term capital gain	101,715,253	85,727,816
Total	$147,224,651	$106,873,839
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Total
$52,406,210	$207,663,299	$405,959,028	$666,028,537
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
18 | Allspring Special Large Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Large Cap Value Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
September 24, 2026
Allspring Special Large Cap Value Fund | 19

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 42% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2026.
Pursuant to Section 852 of the Internal Revenue Code, $101,715,253 was designated as a 20% rate gain distribution for the fiscal year ended
July 31, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $24,005,863 of income dividends paid during the fiscal year ended July 31, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended July 31, 2026, $744,586 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended July 31, 2026, $23,408,312 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

20 | Allspring Special Large Cap Value Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Special Large Cap Value Fund | 21

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 18-20, 2026 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Special Large Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2026, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2026. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above conferred with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, recent changes in such senior management, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates, including the Sub-Adviser.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.“

22 | Allspring Special Large Cap Value Fund

Other information (unaudited)
and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2025. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Russell 1000® Value Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising the expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are not expected to immediately reduce the Fund’s net operating expense ratio for such share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not the class level.
Among other information reviewed by the Board was a comparison of the Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of the average rates for the expense Groups for each share class. The Board also noted management’s proposal to reduce the expense cap for Class A shares of the Fund and noted management’s proposal to reduce the class-level administrative services fee paid under the Fund’s Class-Level Administration Agreement applicable to Class A shares, which are not expected to immediately reduce the Fund’s net operating expense ratio for such share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
The Board noted that the Fund has a substantially similar investment strategy to the Allspring Special Large Value ETF (the “ETF”) but has a higher management fee rate at the first two fee breakpoints than the unitary fee rate of the ETF and a lower management fee rate at the next two fee breakpoints than the unitary fee rate of the ETF. The Board considered the expense group prepared by Broadridge in assessing the management fee of the Fund relative to its peers, and assessed the unitary fee of the ETF relative to the Broadridge expense group for the ETF’s peers. The Board also considered that the unitary fee rate for the ETF reflects market dynamics for ETFs relative to mutual funds, including the competitive pricing necessary for an ETF to attract investors, and that the management fee of the Fund and the unitary fee of the ETF should be considered in light of the differing market dynamics

Allspring Special Large Cap Value Fund | 23

Other information (unaudited)
and competitive factors relevant to each of the Fund and the ETF, respectively. Additionally, the Board considered that ETFs and the ecosystem in which they operate have various fundamental structural, service, and market differences from mutual funds, including that ETFs operate in both a primary and secondary market.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of a fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to the Fund and shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

24 | Allspring Special Large Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR4302 07-26

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Changes in and Disagreements with Accountants for Open-End Management Investment Companies are included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Proxy Disclosures for Open-End Management Investment Companies are included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies is included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: September 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: September 24, 2026

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: September 24, 2026